Annual
Report

-------------------------

October 31, 1997


Common Sense Trust
FAMILY OF FUNDS

Shareholders' Message


November 20, 1997

Dear Shareholder,

     As reported previously, on August 25 Smith Barney agreed to assume investment advisory responsibilities for Common Sense Trust ("CST") from Van Kampen American Capital, pending regulatory approval and approval by the boards of trustees and shareholders of the CST Funds. Smith Barney is being recommended to provide shareholders with more fund choices. Under the proposed acquisition, each CST Fund will be managed by Smith Barney Mutual Fund Management, Inc.

     If approved, it is anticipated that the transaction will be completed by January 1998. Please refer to the proxy statement for additional details, or call PFS Shareholder Services at 1-800-544-5445 between 9:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

Economic Overview

     Robust economic growth and strong job creation continued to characterize the U.S. economic environment during the reporting period. After performing solidly in late 1996, the domestic economy grew at its fastest pace in nine years during the first quarter of 1997. Meanwhile, the nation's unemployment rate fell to its lowest level since 1973.

     Despite the tight labor market and the rapid pace of economic activity, there was little evidence of inflation. Wholesale prices actually fell during each of the first seven months of the 1997 calendar year, the longest stretch of consecutive monthly declines in history. At the consumer level, prices increased by 2.1 percent during the 12 months through October.

     Several factors contributed to keeping inflation in check. First, a strong rally in the U.S. dollar helped limit price increases on imported goods. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages. Also, a sharp acceleration in productivity gains allowed employers to absorb higher worker salaries without significantly raising prices.

     The inflationary implications of the low unemployment rate caused the Federal Reserve Board to raise short-term interest rates by 0.25 percent in March. Signs that economic growth slowed modestly during the second and third quarters, however, led Fed policymakers to leave interest rates unchanged at subsequent meetings.

Market Review

     Global and domestic equity markets experienced a sharp increase in volatility during the later stages of the reporting period. In particular, the currency crisis which roiled most Southeast Asian economies beginning in July spilled over into the region's equity markets, creating an avalanche of selling which ultimately spread to the U.S. stock market as well. From its peak in early August, the Dow Jones Industrial Average fell by nearly 16 percent before rebounding during the final week of October.

     Despite the choppy market conditions, U.S. stocks continued to gain ground. The Wilshire 5000 Index climbed 23.16 percent during the fiscal year. Market leadership, however, underwent a significant shift. During the first half of the reporting period, large-capitalization stocks continued their outperformance of smaller issues. But beginning in April, investors poured money into small-caps, attracted by the sector's favorable relative valuations and indications that the strong U.S. dollar could undermine the earnings of large multinational corporations. For the 12 months through October, the Russell 1000 Index of large-cap stocks gained 22.89 percent, compared to

                                                           Continued on page two

19.48 percent for the Russell 2000 Index of small-cap companies. The Asian crisis took its toll on foreign equity markets, however, with the Morgan Stanley Capital International EAFE Index returning 3.04 percent for the reporting period.

     Domestic bond yields followed a mild up-down pattern. As the U.S. economy strengthened early in the year, the yield on the Treasury's benchmark 30-year bond climbed to 7.17 percent amid fears of higher inflation. When those concerns proved unfounded, bond yields gradually fell back to 6.15 percent by the end of the reporting period. Treasury securities were aided by a global "flight to quality" as the currency crisis in Asia and domestic equity-market turbulence made government bonds an attractive alternative. High-yield bonds were the top-performing sector of the fixed-income market, with the Merrill Lynch High Yield Index returning 13.82 percent during the fiscal year. For the same period, the Merrill Lynch Domestic Master Index gained 8.99 percent.

Outlook

     We expect that the recent upheavals in Southeast Asia will have a mixed impact on the domestic economy and financial markets. Overall, we believe that lower currency values in Asia will result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. This scenario is favorable for high-quality bonds over the long term. While equities also usually benefit from low inflation and declining interest rates, we anticipate that corporate profits could be negatively impacted by lower foreign sales and intense competitive pressure from imports.

     The new economic environment must be viewed against a backdrop in which U.S. equity prices have appreciated substantially in recent years. The return of significant market volatility is a reminder of the ongoing need to carefully monitor your portfolio for proper diversification among asset classes. We urge fund shareholders to use this opportunity to consider how their fund holdings are currently divided among stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.

Common Sense Trust Funds

     On the following pages are performance results for the 12-month period ended October 31, 1997, and interviews with portfolio managers from the equity and fixed-income sectors. As always, we appreciate your continued confidence in your investment.


Sincerely,

/s/ Don G. Powell

Don G. Powell
Chairman

Portfolio Perspective


The following is an interview with the portfolio management team of the Common Sense Trust stock funds. The team includes: Stephen L. Boyd, Common Sense Growth Fund; Gary M. Lewis, Common Sense Emerging Growth Fund; James A. Gilligan, Common Sense Growth and Income Fund; James B. Conheady and Jeffrey Russell, Common Sense International Equity Fund; and Alan T. Sachtleben, chief investment officer for equity investments at Van Kampen American Capital.

Q. What were the key factors in the performance of the stock funds during the year ended October 31, 1997?

A. Highly publicized volatility at the end of the reporting period overshadowed what was a very positive year for the U.S. stock market. During the past 12 months, moderate economic growth and historically low inflation provided a very favorable environment for equity investments and drove the U.S. stock market to new heights. The economy enjoyed a strong fourth quarter of 1996, which gave stock prices upward momentum to start the new year. The first half of 1997 saw the market continue to climb, with large well-established companies faring better than their smaller competitors. As the economy continued to flourish, investors began to worry that inflation might start to rise. This concern increased volatility in stock prices and sparked a month-long market correction in March that wiped out all year-to-date gains.

         Stocks rebounded quickly, and in May the Dow Jones Industrial Average
    (DJIA) rallied to record-breaking heights, recouping its losses. After peaking in early August, the market declined and began two months of volatility. During this time, the DJIA hovered around 8000, and small-cap stocks took center stage from blue-chip issues and were able to reach new highs. The reporting period ended on a turbulent note, as economic weakness in Asia had a worldwide ripple effect. The U.S. markets became more volatile, and the last week in October saw the DJIA drop and then regain a record number of points, to close the month at its lowest level since late spring.

         The major development in global equity markets during the reporting period was the widespread collapse of currencies and stock prices in the Far East. Weakening economies and widening trade deficits made the currencies of many Southeast Asian nations vulnerable to attack from speculators and hedge funds. When Thailand succumbed to the pressure and devalued the baht in July, near-panic conditions set in throughout the region. Since the beginning of the year, equity markets in the Philippines, Indonesia and Thailand each have fallen by more than 50 percent, while Singapore and South Korea declined by nearly 40 percent. Other emerging markets, most notably Latin America, experienced severe downturns as well.

         Despite some spillover volatility from the chaos in Asia, Europe continued to enjoy prosperity and strong equity markets. Most European economies are in an earlier stage of the business cycle than is the United States, and interest rates and inflation continue to decline throughout the region. Despite a political setback in France earlier this year, the drive for the establishment of a single European currency beginning in 1999 is gaining strength.

Q.  How did you react to these changes in managing the portfolios?

A. One result of the market's climb to unprecedented highs has been the continuous appreciation in market prices. In the shadow of steep valuations, our focus on the Common Sense Growth and Income Fund's value-oriented strategy has proven to be increasingly important. As we manage the Fund's portfolio, we seek securities with fair valuations relative to the market and their peers, as well as strong fundamentals and positive earnings growth. Consequently, we have shifted assets among different market sectors when we have seen opportunities to benefit the Fund.

                       Common Sense Growth & Income Fund
                               Holding by Sector

                           [PIE CHART APPEARS HERE]

                      Percentage of Long-Term Investments
                                   10/31/97

                        Finance                   14.7%
                        Technology                12.0%
                        Health Care               12.0%
                        Energy                    10.9%
                        Utilities                 10.5%
                        Producer Manufacturing     9.1%
                        Consumer Non-Durables      7.6%
                        Raw Materials/Processing
                          Industries               5.2%
                        Consumer Services          4.8%
                        Consumer Distribution      4.4%
                        Consumer Durables          2.4%
                        Transportation             1.2%
                        Other                      5.2%

         For example, we reduced or eliminated weightings in some higher-priced stocks within the pharmaceutical sector, and added growth companies with attractive prices, such as Pharmacia & Upjohn, Inc. and American Home Products. We enacted similar changes within our holdings in oil companies, as we strengthened our position in Coastal Oil, which demonstrated favorable earnings growth in relation to its price-to-earnings ratio. And as the utility sector slowly works through the growing pains of deregulation and increased competition, we have continued to take advantage of buying opportunities.

         Industrial processing companies have recently shown indications of positive changes and corporate restructuring, particularly among paper companies. As a result, we added new positions in Boise Cascade and Union Camp. Finally, in the technology sector, we have renewed and reinforced our holding in IBM. As one of the single largest holding in the Fund's portfolio, IBM is an example of the type of company we seek. In addition to acceleration in both top-line and earnings growth, this stock has a solid price-to-earnings ratio and the enviable position of financial strength that has allowed the company to buy back more than $15 billion in stock over the last two years.

         The stock market's bias toward large companies during much of the year posed some challenges for the Common Sense Emerging Growth Fund, which focuses on small- and medium-sized growth companies. As always, we sought out stocks with rising earnings expectations and rising valuations, but the valuations of emerging growth stocks were on the decline during the first five months of the reporting period. We chose to invest a portion of the Fund's assets in large companies--primarily technology leaders such as Microsoft and Intel--in order to take advantage of their accelerating stock prices. Lately, small-cap stocks have outperformed the overall market, and the smaller issues in the Fund's portfolio have supported its performance.

         Although the portfolio tends to reflect where we found good opportunities on a stock-by-stock basis, the technology and energy sectors were among the best performers overall. Technology currently represents the largest sector in the portfolio, with 27 percent of the Fund's long-term investments allocated primarily to computer software and electronic data processing companies. In terms of stock price appreciation during the reporting period, stand-outs in the technology sector included large companies such as Compuware and smaller ones such as Citrix Systems. Also, the Fund is relatively overweighted in energy stocks right now, focusing on oil industry service providers. Good performers here included Halter Marine, Patterson Energy, and Maverick Tube. The Fund's broad diversification across many industries has helped us to take advantage of attractive stocks in many areas of the market.

         The Common Sense Growth Fund benefited from the strength of the overall market, particularly the dominance of large, blue-chip stocks during most of the reporting period. Restructuring businesses continued to be key holdings in the portfolio, with takeover target ITT enjoying strong price appreciation amidst a feverish bidding war. Another area of interest was the retail sector. While the Fund has historically been overweighted in retail food and drug stocks, we broadened its holdings to include more department store/apparel and discount vendors. Prices are low in this sector, and the stocks show promising growth potential, which should be triggered by favorable economic conditions.

                       Common Sense Emerging Growth Fund
                              Holdings by Sector

                           [PIE CHART APPEARS HERE]

                      Percentage of Long-Term Investments
                                   10/31/97

                        Technology                29.1%
                        Health Care               12.8%
                        Energy                    12.6%
                        Consumer Distribution     12.6%
                        Consumer Services          9.6%
                        Finance                    8.4%
                        Producer Manufacturing     5.6%
                        Transportation             3.4%
                        Consumer Non-Durables      3.3%
                        Raw Materials/Processing
                          Industries               1.4%
                        Utilities                  1.2%

     When the economic crisis in Southeast Asia began to unfold in late spring, we took several measures to protect the Common Sense Growth Fund from potential backlash in other emerging markets. First, we reduced our exposure to companies in any of the emerging markets. The Fund was holding just two at that time: Telebras, a Brazilian telecommunications company, was eliminated from the portfolio in the summer, and YPF, an Argentinean oil company, was reduced substantially in October. Both adjustments were completed before the tide turned on Latin American markets.

     Secondly, we tried to determine which companies rely most heavily on consumers in Asian countries, where the currency crisis is expected to curtail spending. After careful analysis, we reduced the Fund's allocation to technology stocks and invested those assets in domestic utilities, including electric companies and regional Bell telephone companies. Utility securities have historically been defensive investments, often providing relative stability amidst market fluctuations. We believe these changes have prepared the Fund for future global developments.

                           Common Sense Growth Fund
                              Holdings by Sector

                           [PIE CHART APPEARS HERE]

                       Percentage of Long Term-Holdings
                                   10/31/97

                 Transportation                        0.6%
                 Technology                           17.5%
                 Finance                              17.8%
                 Consumer Distribution                12.5%
                 Consumer Non-Durables                 9.0%
                 Producer Manufacturing                7.9%
                 Utilities                             7.8%
                 Health Care                           7.6%
                 Energy                                7.4%
                 Consumer Services                     5.6%
                 Raw Materials/Processing Industries   3.3%
                 U.S. Treasury Securities              3.0%
                 Consumer Durables                     2.0%

     In recognition of the growing difficulties in Asia, the Common Sense International Equity Fund was significantly underweighted in that region's equity markets during the reporting period. As of October 31, 1997 only 13.7 percent of long-term investments were invested in Asia, down from 26.0 percent one year earlier. Conversely, we found attractive values in Europe. The Fund had 77.7 percent of long-term investments placed in European markets at the fiscal-year end, up from 64.9 percent in October 1996.

     The Fund's sector weightings remained relatively unchanged over the reporting period. We continue to be overweighted in pharmaceuticals, oil services, and intelligent technology. We are underweighted in slower growth sectors, such as packaging, automotive, conglomerates, and utilities.

                    Common Sense International Equity Fund
                              Holdings by Country

                           [PIE CHART APPEARS HERE]

                       Percentage of Long-Term Investments
                                   10/31/97

                              Finland          1.4%
                              Mexico           1.3%
                              Malaysia         0.6%
                              Netherlands     18.7%
                              United Kingdom  14.8%
                              Norway          13.7%
                              Ireland          8.9%
                              Japan            8.9%
                              Sweden           7.6%
                              Germany          5.0%
                              Hong Kong        4.2%
                              United States    3.4%
                              Austria          3.0%
                              Switzerland      2.6%
                              Australia        2.4%
                              Italy            2.0%
                              Israel           1.5%


Q. How did the portfolios perform during the 12-month reporting period?

A. Common Sense Growth and Income Fund Class 1 shares achieved a total return at net asset value (NAV) of 27.35 percent, including reinvestment of dividends and capital gains totaling $2.4765 per share. Class 1 shares of the Common Sense Growth Fund generated a total return at NAV of 26.93 percent, including reinvestment of dividends and capital gains totaling $1.5339 per share. By comparison, the Standard & Poor's 500-Stock Index, an unmanaged index that reflects general stock market performance, returned 32.10 percent, including reinvestment of distributions for the same period.

     The total return at NAV of the Common Sense Emerging Growth Fund Class A shares was 18.90 percent. During the same period, the Russell 2000 Index, an unmanaged index that reflects the performance of small-company stocks, posted a total return of 29.33 percent, including reinvestment of distributions for the same period.

*Performance is noted for either Class 1 or Class A shares, depending upon which class of shares has the longest performance record.

          The Common Sense International Equity Fund Class A shares achieved a total return at NAV of 9.74 percent. By comparison, the Morgan Stanley Capital International EAFE Index, an unmanaged index that reflects general performance of major international stock markets, posted a total return of
     4.92 percent.

          Please keep in mind that the indices mentioned above are unmanaged statistical composites that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. For more complete performance information on each fund, please refer to pages 10 through 12.

Q.   What is your outlook for the market in the months ahead?

A. The reporting period ended on a note of uncertainty, which we believe could continue for awhile. Although U.S. investors have enjoyed a low level of market volatility during the past few years, market movements in both directions are normal. Investors who have long-term goals such as retirement or college tuition must realize that short-term market fluctuations have historically posed little threat to those goals. We encourage you to focus on your long-term goals and disregard the short-term distractions that ultimately may have little impact on your plans.

          Remember that the U.S. stock market is still enjoying the best of all possible environments: low inflation, moderate economic growth, and solid corporate earnings. The economy continues to grow fast enough to produce further earnings growth, and the absence of inflation suggests stable interest rates, which in turn would provide support for high stock valuations.

          We are particularly optimistic about the prospects for European equities. Interest rates are declining, inflation remains tame, domestic demand for stocks is growing, and the prospects are positive for a single European currency in 1999. Our outlook for Asia is more subdued, as the new economic realities that the region faces in the aftermath of the currency realignment have yet to be fully understood. Consequently, we anticipate retaining an underweighted position in Asia. We are also concerned that currency speculators will next turn their attention to any of a number of relatively weak Latin American currencies. For that reason, the Fund expects to limit its exposure to Latin American equities for the foreseeable future.


[Logo of Alan T. Sachtleben]    [Logo of Stephen L. Boyd]     [Logo of James A. Gilligan]

Alan T. Sachtleben              Stephen L. Boyd               James A. Gilligan
Chief Investment Officer        Portfolio Manager             Portfolio Manager
Equity Investments              Common Sense Growth Fund      Common Sense Growth and
                                                              Income Fund

[Logo of Gary M. Lewis]         [Logo of James B. Conheady]   [Logo of Jeffrey Russell]

Gary M. Lewis                   James B. Conheady             Jeffrey Russell
Portfolio Manager               Portfolio Co-Manager          Portfolio Co-Manager
Common Sense                    Common Sense                  Common Sense
Emerging Growth Fund            International Equity Fund     International Equity Fund

The following is an interview with the portfolio management team of the Common Sense Trust fixed-income funds. The team includes: Timothy D. Haney, Common Sense Municipal Bond Fund; John R. Reynoldson, Common Sense Government Fund; David R. Troth, Common Sense Money Market Fund; and Peter W. Hegel, chief investment officer for fixed-income investments at Van Kampen American Capital. The following excerpts reflect their views on the Funds' performance during the 12-month period ended October 31, 1997.

Q: What were the key factors in the performance of the fixed-income funds during the past fiscal year?

A: The last quarter of 1996 brought renewed strength and rumblings of inflation, which continued to feed investors' uncertainties about the direction of interest rates. This was reflected in the volatility of taxable yields, with the 30-year Treasury ranging from a high 6.92 percent to a low of 6.35 percent, and ending the period at 6.64 percent.

      The economy grew at a brisk 3.9 percent annual rate during the first three quarters of 1997. At the same time, the federal budget deficit fell to its lowest level in 23 years, while consumer prices rose less than 2.0 percent on an annual basis and producer prices declined 1.4 percent.

      The bond market advanced in price during the first 10 months of 1997, but its ascension was not a smooth ride. Bond prices fell early in the period as economic growth soared, fueling concerns about rising inflation and a potential interest rate hike by the Federal Reserve Board. When the Fed did raise interest rates by a modest 0.25 percent in late March, bond prices fell further, sending the yield of the 30-year U.S. Treasury bond above 7.0 percent of the first time in six months. By mid-April, however, the market's mood had changed, showing few signs of price pressures despite the economy's strength. Bonds also benefited from continued heavy purchases by foreign investors and concerns that the stock market rally was nearing an end. The
    7.0 percent slump in the Dow Jones Industrial Average on October 27 reinforced the wisdom of owning bonds to preserve capital. By the end of October, the yield on the 30-year Treasury bond was near its lowest level in 20 months, at 6.15 percent.

      Throughout 1997, municipal bond yields moved in the same direction as the Treasury bond market, but gained less when Treasury prices rallied and lost less when Treasuries fell. Between December 31, 1996 and October 31, 1997, the yield on the long-term municipal revenue bond index fell 36 basis points as the yield on the 30-year Treasury bond fell 48 basis points. Because yields move in the opposite direction of prices, the smaller yield decline of municipal bonds indicates that their prices did not rise as much as Treasuries.


Q:  How did you react to these market conditions in managing the portfolios?

A: In managing the Common Sense Municipal Bond Fund, we maintained a portfolio heavily invested in municipal securities rated AAA, the highest rating for investment quality issued by Standard & Poor's Ratings Group. Approximately 60 percent of the portfolio's assets were allocated to the highest rating group. This structure, though somewhat defensive from a credit standpoint, was a response to the compression of yields between investment-grade and lower-rated bonds.

      During the last 12-month period, yields between investment-grade bonds and lower-rated bonds have narrowed considerably, making it more difficult to increase the Fund's yield. Much of this challenge can be attributed to

                                  [pie chart]
                       Common Sense Municipal Bond Fund
                                Quality Rating
                      Percentage of Long-Term Investments
                                   10/31/97

    AAA                      59.9%
    AA                        7.6%
    A                        10.1%
    BBB                      12.0%
    BB                        0.7%
    Non-Rated                 9.7%

    Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

    the increased issuance of insured bonds, which has led to decreased availability of attractive lower- and non-rated bonds. The lower-rated bonds that were available did not offer enough added yield relative to their inherently higher risk.

      By carefully monitoring the municipal market, we were able to extract value from bonds at the upper end of the credit quality spectrum. We were able to find value in the new-issue market, particularly in multi-family housing unit bond issues during the first half of the year. Specialty state issues, including several in Colorado, Pennsylvania, and New York, proved beneficial for the Fund during the last six months of the year. Specifically, insured hospital and school districts in New York and Pennsylvania, along with bonds used to finance Denver's airport and nearby tollway.

      In addition to altering the Fund's holdings, we adjusted its duration closer to the benchmark in response to our outlook for interest rates. In anticipation that the Fed would increase interest rates in March, we shortened the Fund's duration from 7.58 years to 7.45 years. This was slightly lower than the Fund's benchmark of 8.16 years. When rates began to fall shortly after its March up-tick, we remained in a defensive posture, when a more neutral position might have been more beneficial. This conservative stance weakened our performance early in the summer, but rebounded toward the end of June and into July.

      We maintained a relatively defensive position in managing the Common Sense Government Fund during the past 12 months. Our asset allocation decisions were directed in part by the attractiveness of the mortgage sector in the face of reduced marketplace volatility. We held more than 60 percent of the portfolio's long-term investments in mortgage-backed securities in July; currently, the portfolio has approximately 58 percent of long-term investments invested in the mortgage sector. In light of increasingly narrow yield spreads, we are reducing the Fund's exposure in areas that would be adversely affected by decreasing mortgage refinancing rates.

      We continued to position the portfolio in a "barbell" pattern, distributing mortgage assets into higher and lower coupon securities with longer maturities shying away from 7.5 and 8.0 percent paper. The barbelled issues tend to be older and generally exhibit more stable prepayment. This not only helps make the Fund more resilient to lower interest rate environments, but it also creates a more predictable future income stream. Among our Treasury holdings, we sought to capitalize on the flattening yield curve in a falling interest rate environment by overweighting longer duration Treasuries within the portfolio.

      Over the course of the fiscal year, we primarily maintained the Fund's duration at a level slightly below that of its benchmark. Under normal conditions, we make prudent adjustments to the duration when we feel there is value to be captured, capitalizing on the movement of interest rates. Our overriding objective, however, is to maintain a consistent risk profile and a competitive dividend stream. The Fund's duration is currently 6.4 years, which we feel provides the base-line level of exposure to changes in interest rates that investors generally seek in this type of fund.

      In the relatively benign economic environment during the past 12-month period, our strategy for the Common Sense Money Market Fund focused on increasing its yield. Early in the year, in anticipation that the Fed would raise short-term interest rates, we maintained an investment maturity in the 25 to 30-day range. When the Fed did not raise rates at subsequent meetings, the maturity was adjusted closer to the benchmark average of 50 days.

      To further seek to enhance the Fund's return, we increased our overall weighting of corporate obligations versus government obligations. During the first half of the year, 73 percent of the Fund's long-term investments were invested in government obligations--government agencies and repurchase agreements--with the remaining 27 percent in corporate notes. By year-end, we shifted long-term investments to a more even ratio of 41 percent government obligations and 59 percent corporate notes. The additional yield offered by the corporate obligations served the portfolio well during the second half of the reporting period. Currently, the Fund is positioned to track well with the market and we believe it is likely to weather most interest rate movements.

Q:  How did the portfolios perform during the reporting period?

A: The total return at NAV of Common Sense Municipal Bond Fund Class 1 shares was 8.04 percent, including reinvestment of dividends and capital gains totaling $0.7000 per share. Over the same period, the Lehman Brothers Municipal Bond Index generated a total return of 8.49 percent.

      Common Sense Government Fund Class 1 shares generated a total return at net asset value of 8.56 percent, reflecting the reinvestment of all dividends. By comparison, the Lehman Brothers General U.S. Government Index posted a return of 8.66 percent for the same period.

      The Common Sense Money Market Fund Class 1 shares provided a 12-month total return at net asset value of 4.58 percent.

      Please keep in mind that the indices referenced above are unmanaged statistical composites used as benchmarks for many government and municipal funds. They do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. For more complete performance information on each fund, please refer to pages 10 through 12.

Q:  What is your outlook for the market in the months ahead?

A: Our expectations for the next several months will be guided largely by the health of the economy. The current combination of positive economic growth, job growth, and wage gains provides a supportive environment for the consumer. Furthermore, continuing low interest rates may stimulate increased automobile and housing demand. All of these factors paint a healthy economic picture. Our concern is how much more positive this picture can get until inflation emerges. Fortunately, inflation has been contained to date. We will continue to monitor for changes on the horizon and adjust our strategy accordingly.


    /s/ Peter W. Hegel                            /s/ John R. Reynoldson
    Peter W. Hegel                                John R. Reynoldson
    Chief Investment Officer                      Portfolio Manager
    Fixed Income Investments                      Common Sense Government Fund

    /s/ Timothy D. Haney                          /s/ David R. Troth
    Timothy D. Haney                              David R. Troth
    Portfolio Manager                             Portfolio Manager
    Common Sense Municipal Bond Fund              Common Sense Money Market Fund

Performance Results for the Period Ended October 31, 1997

Common Sense Trust

                                                                                                     1 Shares   A Shares   B Shares
-----------------------------------------------------------------------------------------------------------------------------------
Common Sense Emerging Growth Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................................      8.50%      5.50%      5.00%
One-year total returns:
  Average annual at net asset value...............................................................     19.15%     18.90%     17.94%
  Average annual with maximum sales charge or CDSC................................................      9.01%     12.37%     12.94%
Inception total returns:*
  Cumulative at net asset value...................................................................     23.81%     86.96%     83.15%
  Average annual at net asset value...............................................................     18.96%     26.19%     25.23%
  Average annual with maximum sales charge or CDSC................................................     10.68%     23.55%     24.46%
*Class 1 shares inception of August 8, 1996, Class A and Class B inception of February 21, 1995.
Common Sense Government Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................................      6.75%      4.75%      4.00%
One-year total returns:
  Average annual at net asset value...............................................................      8.56%      8.35%      7.55%
  Average annual with maximum sales charge or CDSC................................................      1.26%      3.19%      3.55%
Five-year total returns:
  Cumulative at net asset value...................................................................     35.60%       N/A        N/A
  Average annual at net asset value...............................................................      6.28%       N/A        N/A
  Average annual with maximum sales charge or CDSC................................................      4.80%       N/A        N/A
Ten-year total returns:
  Cumulative at net asset value...................................................................    120.80%       N/A        N/A
  Average annual at net asset value...............................................................      8.24%       N/A        N/A
  Average annual with maximum sales charge or CDSC................................................      7.49%       N/A        N/A
Inception total returns:*
  Cumulative at net asset value...................................................................    117.37%     22.22%     19.10%
  Average annual at net asset value...............................................................      7.64%      5.90%      5.12%
  Average annual with maximum sales charge or CDSC................................................      6.93%      4.43%      4.49%
*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.
Common Sense Growth Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...................................      8.50%      5.50%      5.00%
One-year total returns:
  Average annual at net asset value...............................................................     26.93%     26.65%     25.66%
  Average annual with maximum sales charge or CDSC................................................     16.15%     19.66%     20.66%
Five-year total returns:
  Cumulative at net asset value...................................................................    120.12%       N/A        N/A
  Average annual at net asset value...............................................................     17.09%       N/A        N/A
  Average annual with maximum sales charge or CDSC................................................     15.03%       N/A        N/A
Ten-year total returns:
  Cumulative at net asset value...................................................................    342.01%       N/A        N/A
  Average annual at net asset value...............................................................     16.02%       N/A        N/A
  Average annual with maximum sales charge or CDSC................................................     15.00%       N/A        N/A
Inception total returns:*
  Cumulative at net asset value...................................................................    262.02%     84.52%      80.25%
  Average annual at net asset value...............................................................     12.97%     19.13%      18.33%
  Average annual with maximum sales charge or CDSC................................................     12.02%     17.22%      17.86%
*Class 1 shares inception of April 14, 1987, Class A and Class B inception of May 3, 1994.

Common Sense Trust


                                                                   1 Shares  A Shares  B Shares
-----------------------------------------------------------------------------------------------
Common Sense Growth and Income Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC).   8.50%      5.50%     5.00%
One-year total returns:
  Average annual at net asset value.............................  27.35%     27.04%    26.08%
  Average annual with maximum sales charge or CDSC..............  16.54%     20.08%    21.08%
Five-year total returns:
  Cumulative at net asset value................................. 115.68%        N/A       N/A
  Average annual at net asset value.............................  16.62%        N/A       N/A
  Average annual with maximum sales charge or CDSC..............  14.57%        N/A       N/A
Ten-year total returns:
  Cumulative at net asset value................................. 295.48%        N/A       N/A
  Average annual at net asset value.............................  14.74%        N/A       N/A
  Average annual with maximum sales charge or CDSC..............  13.73%        N/A       N/A
Inception total returns:*
  Cumulative at net asset value................................. 242.18%     82.62%    77.94%
  Average annual at net asset value.............................  12.37%     18.77%    17.90%
  Average annual with maximum sales charge or CDSC..............  11.43%     16.86%    17.42%

*Class 1 shares inception of April 14, 1987, Class A and
 Class B inception of May 3, 1994.

Common Sense International Equity Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC).   8.50%      5.50%     5.00%
One-year total returns:
  Average annual at net asset value.............................   9.99%      9.74%     8.93%
  Average annual with maximum sales charge or CDSC..............    .66%      3.72%     3.93%
Inception total returns:*
  Cumulative at net asset value.................................  13.50%     52.18%    49.41%
  Average annual at net asset value.............................  10.84%     17.31%    16.50%
  Average annual with maximum sales charge or CDSC..............   3.10%     14.83%    15.60%

*Class 1 shares inception of August 8, 1996, Class A and
 Class B inception of March 17, 1995 (date the Fund's investment strategy was implemented).

Common Sense Money Market Fund
One-year total returns:
  Average annual at net asset value.............................   4.58%      4.49%     3.82%
Five-year total returns:
  Cumulative at net asset value.................................  20.92%        N/A       N/A
  Average annual at net asset value.............................   3.87%        N/A       N/A
Inception total returns:*
  Cumulative at net asset value.................................  63.49%      5.54%     4.57%
  Average annual at net asset value.............................   5.10%      4.48%     3.70%

*Class 1 shares inception of December 15, 1987, Class A and
 Class B inception of August 8, 1996.

An investment in the Common Sense Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. There is a one-time $15 set-up fee for the Money Market Fund.

Common Sense Trust

                                                                                               1 Shares    A Shares    B Shares
-------------------------------------------------------------------------------------------------------------------------------
Common Sense Municipal Bond Fund
Maximum Sales Charge or Contingent Deferred Sales Charge (CDSC)...............................    4.75%       4.50%       4.00%
One-year total returns:
   Average annual at net asset value..........................................................    8.04%       7.77%       6.98%
   Average annual with maximum sales charge or CDSC...........................................    2.90%       2.93%       2.98%
Five-year total returns:
   Cumulative at net asset value..............................................................   42.11%        N/A         N/A
   Average annual at net asset value..........................................................    7.28%        N/A         N/A
   Average annual with maximum sales charge or CDSC...........................................    6.24%        N/A         N/A
Inception total returns:*
   Cumulative at net asset value..............................................................  100.31%       8.98%       7.97%
   Average annual at net asset value..........................................................    7.76%       7.24%       6.43%
   Average annual with maximum sales charge or CDSC...........................................    7.20%       3.29%       3.22%
*Class 1 shares inception of July 13, 1988, Class A and Class B inception of August 8, 1996.

N/A=Not Applicable

Performance data quoted represents past performance, which is not indicative of future performance. The investment return and principal value may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original value.

Emerging Growth Fund                                    Portfolio of Investments
October 31, 1997

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Common Stocks  92.9%

Consumer Distribution  11.7%

Barnes & Noble, Inc. (a)..................................  28,000   $   715,750
Bed Bath & Beyond, Inc. (a)...............................  20,000       635,000
Best Buy, Inc. (a)........................................  13,000       363,188
Brightpoint, Inc. (a).....................................  18,500       610,500
CompUSA, Inc. (a).........................................  42,000     1,375,500
Consolidated Stores Corp. (a).............................  28,000     1,116,500
Costco Cos., Inc. (a).....................................  27,000     1,039,500
CVS Corp..................................................  13,500       827,719
Dollar General Corp.......................................  21,250       702,578
Dollar Tree Stores, Inc. (a)..............................   9,000       364,500
Family DLR Stores, Inc....................................  24,000       564,000
General Nutrition Cos., Inc. (a)..........................  39,500     1,244,250
Inacom Corp. (a)..........................................   6,000       184,875
Interstate Bakeries Corp..................................  15,000       958,125
Jacor Communications, Inc. (a)............................  10,000       418,750
Kohls Corp. (a)...........................................  11,000       738,375
Mckesson Corp.............................................   4,000       429,250
Meyer Fred, Inc. (a)......................................  28,000       799,750
Miller Herman, Inc........................................  25,000     1,221,875
Pacific Sunwear of California (a).........................  14,250       393,656
Pier 1 Imports, Inc.......................................  31,500       574,875
Proffitts, Inc. (a).......................................  26,000       745,875
Ross Stores, Inc..........................................  40,000     1,495,000
Safeway, Inc. (a).........................................  12,025       698,953
Stage Stores, Inc. (a)....................................  10,000       365,000
Tech Data Corp. (a).......................................  17,000       756,500
TJX Cos., Inc.............................................  43,000     1,273,875
U.S. Office Products Co. (a)..............................  17,000       531,250
Williams Sonoma, Inc. (a).................................  15,000       601,875
                                                                     -----------
                                                                      21,746,844
                                                                     -----------
Consumer Non-Durables  3.1%

Action Performance Cos., Inc. (a).........................  10,000       256,250
Borders Group, Inc. (a)...................................  29,000       752,188
Jones Apparel Group, Inc. (a).............................  25,000     1,271,875
Linens N Things, Inc. (a).................................  14,000       503,125
Liz Claiborne, Inc........................................  12,000       608,250
Morningstar Group, Inc. (a)...............................  12,000       513,000
Nautica Enterprises, Inc. (a).............................  13,000       346,125
Smithfield Foods, Inc. (a)................................  18,000       537,750
Westpoint Stevens, Inc. (a)...............................  11,000       451,000
Wolverine World Wide, Inc.................................  23,500       517,000
                                                                     -----------
                                                                       5,756,563
                                                                     -----------
Consumer Services  9.0%

AccuStaff, Inc. (a).......................................  10,000       285,625
Americredit Corp. (a).....................................   8,500       247,031
Amresco, Inc. (a).........................................  17,000       533,375
Anchor Gaming (a).........................................  11,500       902,750

See Notes to Financial Statements

Emerging Growth Fund                       Portfolio of Investments (Continued)
October 31, 1997

Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Consumer Services (Continued)
Apollo Group, Inc., Class A (a)...........................  13,500  $   570,375
Capstar Hotel Co. (a).....................................   8,000      283,500
Caribiner International, Inc. (a).........................  14,000      623,875
Chancellor Media Corp. (a)................................  29,500    1,618,812
CKE Restaurants, Inc......................................  13,000      519,188
CKS Group, Inc. (a).......................................   8,000      290,000
Clear Channel Communications, Inc. (a)....................  14,000      924,000
Consolidated Graphics, Inc. (a)...........................  14,000      726,250
CORESTAFF, Inc. (a).......................................  14,000      346,500
Doubletree Corp. (a)......................................  13,000      541,125
FIRSTPLUS Financial Group, Inc. (a).......................  32,000    1,760,000
Foodmaker, Inc. (a).......................................  17,000      279,438
Imax Corp. (a)............................................   4,000      101,500
Interpublic Group of Cos., Inc............................  21,000      997,500
Landry's Seafood Restaurant, Inc. (a).....................  13,000      364,000
Meredith Corp.............................................  30,000    1,021,875
Omnicom Group, Inc........................................  13,000      918,125
Promus Hotel Corp. (a)....................................  10,000      392,500
Rainforest Cafe, Inc. (a).................................  10,000      341,250
Robert Half International, Inc. (a).......................  22,000      900,625
Signature Resorts, Inc. (a)...............................  22,500      587,812
Staffmark, Inc. (a).......................................   7,000      217,000
Univision Communications, Inc., Class A (a)...............   2,000      124,000
Valassis Communications, Inc. (a).........................   9,000      265,500
                                                                    -----------
                                                                     16,683,531
                                                                    -----------
Energy 11.7%
BJ Services Co. (a).......................................  11,000      932,250
BJ Services Co. Warrants (expiring 04/13/20) (a)..........      60        3,563
Cliffs Drilling Co. (a)...................................  13,000      944,937
Coflexip SA - ADR (France)................................  11,000      605,000
Comstock Resources, Inc. (a)..............................  20,000      335,000
Cooper Cameron Corp. (a)..................................  18,500    1,336,625
Diamond Offshore Drilling, Inc. (a).......................  30,000    1,867,500
ENSCO International, Inc..................................  65,000    2,734,062
EVI, Inc. (a).............................................  22,000    1,412,125
Falcon Drilling, Inc. (a).................................  42,000    1,527,750
Global Marine, Inc. (a)...................................  15,000      466,875
Key Energy Group, Inc. (a)................................   7,500      235,313
Marine Drilling Cos., Inc. (a)............................  37,000    1,096,125
Nabors Industries, Inc. (a)...............................  33,000    1,357,125
National Oilwell, Inc. (a)................................   8,000      612,500
Parker Drilling Co. (a)...................................  16,000      237,000
Patterson Energy, Inc. (a)................................   8,000      448,000
Pool Energy Services Co. (a)..............................  14,000      475,125
Precision Drilling Corp. (a)..............................  10,000      307,500
Rowan Cos., Inc. (a)......................................  38,000    1,477,250
Smith International, Inc. (a).............................  23,000    1,753,750
Tidewater, Inc............................................  14,500      952,469
Varco International, Inc. (a).............................  11,000      670,312
                                                                    -----------
                                                                     21,788,156
                                                                    -----------

See Notes to Financial Statements

Emerging Growth Fund                        Portfolio of Investments (Continued)
October 31, 1997

Description                                                 Shares  Market Value
--------------------------------------------------------------------------------
Finance  7.8%

Astoria Financial Corp....................................  10,000   $   522,500
Bank United Corp..........................................   5,000       210,000
Charter One Financial, Inc................................   4,000       232,500
CMAC Investment Corp......................................  18,000       984,375
Comdisco, Inc.............................................  20,750       654,922
Concentra Managed Care, Inc. (a)..........................  12,000       391,500
Cullen Frost Bankers, Inc.................................   7,500       378,750
E-Trade Group, Inc. (a)...................................  17,500       540,312
Everest Reinsurance Holdings, Inc.........................   8,000       301,000
Finova Group, Inc.........................................  33,000     1,449,937
Franklin Resources, Inc...................................   4,200       377,475
Golden State Bancorp, Inc. (a)............................  18,000       598,500
Green Tree Financial Corp.................................  11,600       488,650
GreenPoint Financial Corp.................................  12,000       772,500
Mercury General Corp......................................  10,000       424,375
Money Store, Inc..........................................  12,500       354,688
National Commerce Bancorp.................................  10,000       296,250
North Fork Bancorp, Inc...................................  29,000       853,687
Peoples Heritage Financial Group, Inc.....................  12,000       472,500
Silicon Valley Bancshares (a).............................   7,000       382,375
Sovereign Bancorp, Inc....................................  25,000       443,750
St. Paul Bancorp, Inc.....................................  18,000       432,000
Star Banc Corp............................................  12,000       588,750
Starwood Lodging Trust....................................   5,000       299,063
State Street Corp.........................................  26,000     1,449,500
Transatlantic Holdings, Inc...............................   3,000       207,563
Vesta Insurance Group, Inc................................   7,000       406,875
                                                                     -----------
                                                                      14,514,297
                                                                     -----------
Healthcare  11.9%

Agouron Pharmaceuticals, Inc. (a).........................  11,000       501,875
Arterial Vascular Engineering, Inc. (a)...................  15,000       796,875
Centocor, Inc. (a)........................................   8,500       374,000
Curative Health Services, Inc. (a)........................   8,000       241,000
DeKalb Genetics Corp......................................   4,000       143,500
Dura Pharmaceuticals, Inc. (a)............................  36,000     1,741,500
ESC Medical Systems Ltd. (a)..............................  20,500       804,625
FPA Medical Management, Inc. (a)..........................  18,000       434,250
Guidant Corp..............................................  43,000     2,472,500
Gulf South Medical Supply, Inc. (a).......................   7,500       247,500
HBO & Co..................................................  83,500     3,632,250
Health Care & Retirement Corp. (a)........................  10,000       378,125
Health Management Assn., Inc., Class A (a)................  39,000       950,625
HEALTHSOUTH Corp. (a).....................................  67,000     1,712,687
Medicis Pharmaceutical Corp., Class A (a).................  16,000       770,000
MiniMed, Inc. (a).........................................   9,000       351,000
Omnicare, Inc.............................................  39,000     1,084,687
Parexel International Corp. (a)...........................  14,000       505,750
Quintiles Transnational Corp. (a).........................  12,500       906,250
Renal Treatment Centers, Inc. (a).........................  12,000       398,250

See Notes to Financial Statements

Emerging Growth Fund                        Portfolio of Investments (Continued)
October 31, 1997


Description                                            Shares       Market Value
--------------------------------------------------------------------------------
Healthcare (Continued)

Rexall Sundown, Inc. (a).............................. 26,000        $   568,750
Sofamor/Danek Group Inc. (a)..........................  7,000            482,125
Sunrise Assisted Living, Inc. (a).....................  5,000            185,625
Sybron International Corp. (a)........................ 10,000            401,250
Theragenics Corp. (a)................................. 10,000            436,250
Total Renal Care Holdings, Inc. (a)................... 20,000            616,250
Universal Health Services, Inc., Class B (a).......... 11,000            484,688
Watson Pharmaceuticals, Inc. (a)...................... 15,000            476,250
                                                                     -----------
                                                                      22,098,437
                                                                     -----------
Producer Manufacturing 5.2%

Allied Waste Industries, Inc. (a)..................... 29,000            590,875
ASM Lithography Holding NV (Netherlands) (a).......... 22,000          1,611,500
Danaher Corp.......................................... 11,000            602,937
Federal Mogul Corp.................................... 12,000            507,750
Global Industries, Inc. (a)........................... 31,400            631,925
Mueller Industries, Inc. (a)..........................  5,000            220,938
Newpark Resources, Inc. (a)........................... 16,000            664,000
Precision Castparts Corp.............................. 11,000            646,937
Sipex Corp. (a)....................................... 12,500            410,938
Tyco International Ltd................................ 38,000          1,434,500
United States Filter Corp. (a)........................ 19,000            762,375
USA Waste Services, Inc. (a).......................... 44,800          1,657,600
                                                                     -----------
                                                                       9,742,275
                                                                     -----------
Raw Materials/Processing Industries 1.3%

Maverick Tube Corp. (a)............................... 16,000            564,000
NS Group, Inc. (a).................................... 13,000            347,750
Safeskin Corp. (a).................................... 14,500            657,938
Sealed Air Corp. (a)..................................  6,500            335,156
Witco Corp............................................  4,500            195,750
Zoltek Companies, Inc. (a)............................  7,500            356,250
                                                                     -----------
                                                                       2,456,844
                                                                     -----------
Technology 26.9%

Advanced Fibre Communications, Inc. (a)............... 44,000          1,278,750
America Online, Inc. (a).............................. 21,500          1,655,500
Apex PC Solutions, Inc. (a)........................... 10,000            257,500
Applied Graphics Technologies (a).....................  8,000            428,000
ASE Test Ltd. (a).....................................  7,500            410,625
Aspect Development, Inc. (a)..........................  6,000            280,500
Baan's Co. NV (Netherlands) (a).......................  7,000            490,875
BMC Software, Inc. (a)................................ 40,000          2,415,000
Cambridge Technology Partners, Inc. (a)............... 16,000            584,000
CBT Group PLC - ADR (Ireland) (a).....................  8,500            652,375
Cellstar Corp. (a).................................... 28,000            950,250
CHS Electronics, Inc. (a)............................. 28,500            696,469
Ciber, Inc. (a)....................................... 11,000            486,750
CIENA Corp. (a)....................................... 13,000            715,000
Citrix Systems, Inc. (a).............................. 23,000          1,689,062
Compaq Computer Corp.................................. 27,500          1,753,125

See Notes to Financial Statements

Emerging Growth Fund                        Portfolio of Investments (Continued)
October 31, 1997


Description                                            Shares       Market Value
--------------------------------------------------------------------------------
Technology (Continued)

Computer Horizons Corp. (a).........................   13,000        $   394,875
Compuware Corp. (a).................................   48,000          3,174,000
Comverse Technology, Inc. (a).......................   16,000            660,000
Dallas Semiconductor Corp...........................   14,000            684,250
Dell Computer Corp. (a).............................  105,000          8,413,125
Digital Microwave Corp. (a).........................   11,000            396,000
DII Group, Inc. (a).................................    7,000            172,375
EMC Corp. (a).......................................   27,000          1,512,000
General Scanning, Inc. (a)..........................   10,000            258,125
Harbinger Corp. (a).................................   10,000            297,500
HNC Software, Inc. (a)..............................   11,000            407,000
Information Management Resources, Inc. (a)..........   10,000            257,500
Input/Output, Inc. (a)..............................    8,500            227,906
Jabil Circuit, Inc. (a).............................   27,000          1,225,125
Keane, Inc. (a).....................................   24,000            711,000
Legato Systems Inc. (a).............................    8,500            363,375
Level One Communications, Inc. (a)..................   15,000            675,000
Micrel, Inc. (a)....................................   14,500            520,187
Nice Systems Ltd. (a)...............................    7,500            349,688
Orbotech Ltd. (a)...................................   11,000            470,250
Peoplesoft, Inc. (a)................................   32,000          2,012,000
Quantum Corp. (a)...................................   16,000            506,000
Saville Systems PLC - ADR (Ireland) (a).............    8,000            478,000
Siebel Systems, Inc. (a)............................   21,500            868,062
Smart Modular Technologies, Inc. (a)................   13,500            671,625
SunGard Data Systems, Inc. (a)......................   34,000            803,250
Tekelec, Inc. (a)...................................    5,900            247,063
Teledata Communications, Inc. (a)...................   12,000            372,000
Tellabs, Inc. (a)...................................   20,000          1,080,000
Teradyne, Inc. (a)..................................   38,000          1,422,625
Uniphase Corp. (a)..................................   11,000            738,375
Veritas Software Co. (a)............................   12,000            499,500
Viasoft, Inc. (a)...................................   10,000            410,000
Visio Corp. (a).....................................   16,000            595,000
Vitesse Semiconductor Corp. (a).....................   21,000            910,875
VLSI Technology, Inc. (a)...........................   25,500            755,437
Wind River Systems, Inc. (a)........................   13,000            498,875
World Access, Inc. (a)..............................   14,000            371,000
Yahoo!, Inc. (a)....................................   21,000            920,719
Yurie Systems, Inc. (a).............................    5,000            151,563
                                                                     -----------
                                                                      50,225,031
                                                                     -----------
Transportation 3.2%

Airborne Freight Corp...............................   15,000            950,625
CNF Transportation, Inc.............................   17,000            758,625
Continental Airlines, Inc., Class B (a).............   22,500            973,125
Expeditores International Washington, Inc...........    4,200            154,350
Halter Marine Group, Inc. (a).......................   15,000            784,688
Southwest Airlines Co...............................   27,000            880,875

See Notes to Financial Statements

Emerging Growth Fund                        Portfolio of Investments (Continued)
October 31, 1997


Description                                                                              Shares       Market Value
------------------------------------------------------------------------------------------------------------------
Transportation (Continued)

Tower Automotive, Inc. (a).............................................................   8,000       $    335,000
U.S. Airways Group, Inc. (a)...........................................................  24,000          1,125,000
                                                                                                      ------------
                                                                                                         5,962,288
                                                                                                      ------------
Utilities 1.1%

AES Corp. (a)..........................................................................  25,000            990,625
AirTouch Communications, Inc. (a)......................................................  21,000            811,125
Premiere Technologies, Inc. (a)........................................................  10,000            340,000
                                                                                                      ------------
                                                                                                         2,141,750
                                                                                                      ------------
Total Long-Term Investments 92.9% (Cost $132,941,678)...............................................   173,116,016
                                                                                                      ------------

Short-Term Investments 6.8%

Repurchase Agreement 5.3%
  DLJ Securities ($9,840,000 par collateralized by U.S. Government obligations in a
  pooled cash account, dated 10/31/97, to be sold on 11/03/97 at $9,844,649)........................     9,840,000

U.S. Government Obligation 1.5%
  Federal Home Loan Bank Discount Note ($3,000,000 par, yielding 5.55%,
  03/13/98 maturity)................................................................................     2,940,030
                                                                                                      ------------
Total Short-Term Investments (Cost $12,780,150).....................................................    12,780,030
                                                                                                      ------------
Total Investments 99.7% (Cost $145,721,828).........................................................   185,896,046

Other Assets in Excess of Liabilities 0.3%..........................................................       502,591
                                                                                                      ------------
Net Assets 100.0%...................................................................................  $186,398,637
                                                                                                      ============

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

Emerging Growth Fund  Statement of Assets and Liabilities
October 31, 1997


Assets:
Total Investments (Cost $145,721,828)........................................................................  $185,896,046
Cash.........................................................................................................         4,191
Receivables:
  Fund Shares Sold...........................................................................................     2,011,754
  Investments Sold...........................................................................................       195,681
  Dividends..................................................................................................        16,340
Unamortized Organizational Costs.............................................................................         9,730
  Other......................................................................................................        10,557
                                                                                                               ------------
  Total Assets...............................................................................................   188,144,299
                                                                                                               ------------
Liabilities:
Payables:
  Investments Purchased......................................................................................     1,136,786
  Fund Shares Repurchased....................................................................................       206,460
  Distributor and Affiliates.................................................................................       127,899
  Investment Advisory Fee....................................................................................       108,053
Accrued Expenses.............................................................................................       153,402
Trustees' Retirement Plan....................................................................................        13,062
                                                                                                               ------------
   Total Liabilities.........................................................................................     1,745,662
                                                                                                               ------------
Net Assets...................................................................................................  $186,398,637
                                                                                                               ============
Net Assets Consist of:
Capital......................................................................................................  $144,398,590
Net Unrealized Appreciation..................................................................................    40,174,218
Accumulated Net Realized Gain................................................................................     1,828,333
Accumulated Net Investment Loss..............................................................................        (2,504)
                                                                                                               ------------
Net Assets...................................................................................................  $186,398,637
                                                                                                               ============
Maximum Offering Price Per Share:
  Class 1 Shares:
   Net asset value and redemption price per share (Based on net assets of $6,114,920 and 276,032 shares of
     beneficial interest issued and outstanding).............................................................  $      22.15
   Maximum sales charge (8.50%* of offering price)...........................................................          2.06
                                                                                                               ------------
   Maximum offering price to public..........................................................................  $      24.21
                                                                                                               ============
  Class A Shares:
   Net assets value and redemption price per share (Based on net assets of $100,566,787 and 4,555,287 shares
     of beneficial interest and outstanding).................................................................  $      22.08
   Maximum sales charge (5.50%* of offering price)...........................................................          1.29
                                                                                                               ------------
   Maximum offering price to public..........................................................................  $      23.37
                                                                                                               ============

  Class B Shares:
   Net asset value and offering price per share (Based on net assets of $79,716,930 and 3,684,878 shares of
     beneficial interest issued and outstanding).............................................................  $      21.63
                                                                                                               ============

* On sales of $10,000 of more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.

See Notes to Financial Statements

Emerging Growth Fund                                        Financial Statements

October 31, 1997
Statement of Operations:

                                                                                                                       Year Ended
                                                                                                                 October 31, 1997
                                                                                                                 ----------------
Investment Income:
Interest.................................................................................                             $   766,115
Dividends................................................................................                                 305,574
                                                                                                                      -----------
  Total Income...........................................................................                               1,071,689
                                                                                                                      -----------
Expenses:
Investment Advisory Fee..................................................................                                 904,959
Shareholder Services.....................................................................                                 842,079
Distribution (12b-1) and Service Fees (Attributed to Class A and B of $193,021 and
 $587,116, respectively).................................................................                                 780,137
Registration and Filing Fees.............................................................                                  68,276
Trustees' Fees and Expenses..............................................................                                  19,064
Amortization of Organizational Costs.....................................................                                   4,179
Custody..................................................................................                                   2,286
Other....................................................................................                                 165,605
                                                                                                                      -----------
  Total Expenses.........................................................................                               2,786,585
                                                                                                                      -----------
Net Investment Loss......................................................................                             $(1,714,896)
                                                                                                                      ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments............................................................................                             $ 4,461,453
  Futures................................................................................                               1,155,657
                                                                                                                      -----------
Net Realized Gain........................................................................                               5,617,110
                                                                                                                      -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period................................................................                              17,310,941
  End of the Period:
   Investments...........................................................................                              40,174,218
                                                                                                                      -----------
Net Unrealized Appreciation During the Period............................................                              22,863,277
                                                                                                                      -----------
Net Realized and Unrealized Gain.........................................................                             $28,480,387
                                                                                                                      ===========
Net Increase in Net Assets From Operations...............................................                             $26,765,491
                                                                                                                      ===========
Statement of Changes in Net Assets

                                                                                                 Year Ended            Year Ended
                                                                                           October 31, 1997      October 31, 1996
                                                                                           ----------------      ----------------
From Investment Activities:
Operations:
Net Investment Loss......................................................................      $ (1,714,896)          $(1,068,737)
Net Realized Gain/Loss...................................................................         5,617,110            (3,758,785)
Net Unrealized Appreciation During the Period............................................        22,863,277            15,144,176
                                                                                               ------------           -----------
Change in Net Assets from Operations.....................................................        26,765,491            10,316,654
                                                                                               ------------           -----------
From Capital Transactions:
Proceeds from Shares Sold................................................................        92,655,877            62,308,648
Cost of Shares Repurchased...............................................................       (24,299,367)           (8,092,239)
                                                                                               ------------           -----------
Net Change in Net Assets from Capital Transactions.......................................        68,356,510            54,216,409
                                                                                               ------------           -----------
Total Increase in Net Assets.............................................................        95,122,001            64,533,063

Net Assets:
Beginning of the Period..................................................................        91,276,636            26,743,573
                                                                                               ------------           -----------
End of the Period (Including accumulated net investment loss of $2,504
  and $1,258, respectively)..............................................................      $186,398,637           $91,276,636
                                                                                               ============           ===========

See Notes to Financial Statements

Emerging Growth Fund                                        Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                August 8, 1996
                                                                                 (Commencement
                                                             Year Ended    of Distribution) to
                                                       October 31, 1997       October 31, 1996
------------------------------------------------------------------------------------------------
Class 1 Shares
Net Asset Value, Beginning of the Period.............           $18.593                $17.890
                                                                -------                -------
  Net Investment Loss................................             (.078)                 (.015)
  Net Realized and Unrealized Gain...................             3.638                   .718
                                                                -------                -------
Total from Investment Operations.....................             3.560                   .703
                                                                -------                -------
Net Asset Value, End of the Period...................           $22.153                $18.593
                                                                =======                =======

Total Return (a).....................................             19.15%                  3.91%*
Net Assets at End of Period (In millions)............           $   6.1                $   0.7
Ratio of Expenses to Average Net Assets..............              1.39%                  1.74%
Ratio of Net Investment Loss to Average Net Assets...              (.63%)                (1.09%)
Portfolio Turnover...................................               100%                    80%
Average Commission Paid Per Equity Share Traded (b)..           $ .0290                $ .0498

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.




See Notes to Financial Statements

Emerging Growth Fund                           Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                          February 21, 1995
                                                                                                              (Commencement
                                                                                                              of Investment
                                                                Year Ended           Year Ended              Operations) to
Class A Shares                                            October 31, 1997     October 31, 1996        October 31, 1995 (a)
 ..............................................................................................................................

Net Asset Value, Beginning of the Period................  $         18.574     $          15.12        $            11.81
                                                          ----------------     ----------------        ------------------
  Net Investment Loss...................................             (.156)               (.178)                     (.24)
  Net Realized and Unrealized Gain......................             3.659                3.632                      3.55
                                                          ----------------     ----------------        ------------------
Total from Investment Operations........................             3.503                3.454                      3.31
                                                          ----------------     ----------------        ------------------
Net Asset Value, End of the Period......................  $         22.077     $         18.574        $            15.12
                                                          ================     ================        ==================
Total Return (b)........................................             18.90%               22.82%                    28.11%(c)
Net Assets at End of Period (In millions)...............  $          100.6     $           51.5        $             15.9
Ratio of Expenses to Average Net Assets (d).............              1.69%                2.21%                     2.75%
Ratio of Net Investment Loss to Average Net Assets (d)..              (.92%)              (1.52%)                   (1.65%)
Portfolio Turnover......................................               100%                  80%                       83%*
Average Commission Paid Per Equity Share Traded (e).....  $          .0290     $          .0498        $                -
------------------------------------------------------------------------------------------------------------------------------

                                                                                                          February 21, 1995
                                                                                                              (Commencement
                                                                                                              of Investment
                                                                Year Ended           Year Ended              Operations) to
Class B Shares                                            October 31, 1997     October 31, 1996        October 31, 1995 (a)
 ..............................................................................................................................

Net Asset Value, Beginning of the Period................  $         18.339     $          15.04        $            11.81
                                                          ----------------     ----------------        ------------------
  Net Investment Loss...................................             (.266)               (.270)                     (.35)
  Net Realized and Unrealized Gain......................             3.561                3.569                      3.58
                                                          ----------------     ----------------        ------------------
Total from Investment Operations........................             3.295                3.299                      3.23
                                                          ----------------     ----------------        ------------------
Net Asset Value, End of the Period......................  $         21.634     $         18.339        $            15.04
                                                          ================     ================        ==================
Total Return (b)........................................            17.94%                21.94%                    27.43%(c)
Net Assets at End of Period (In millions)...............  $           79.7     $           39.1        $            10.8
Ratio of Expenses to Average Net Assets (d).............              2.44%                2.96%                     3.49%
Ratio of Net Investment Loss to Average Net Assets (d)..             (1.67%)              (2.27%)                   (2.45%)
Portfolio Turnover......................................               100%                  80%                       83%*
Average Commission Paid Per Equity Share Traded (e).....  $          .0290     $          .0498        $                -

*   Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total Return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995 without annualization.

(d) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the Ratios of Expenses to Average Net Assets and Net Investment Loss to Average Net Assets would have been 3.37% and (2.27%) for Class A shares and 4.11% and (3.07%) for Class B shares, respectively.

(e) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

See Notes to Financial Statements

Government Fund                                         Portfolio of Investments

October 31, 1997


    Par
 Amount
  (000)  Description                                                                   Coupon             Maturity   Market Value
---------------------------------------------------------------------------------------------------------------------------------
         U.S. Government Agency Obligations 58.1%
$ 3,304  Federal Home Loan Mortgage Corp. Gold 5 Year Balloon.......................   6.500%    11/01/97-07/01/98   $  3,330,118
  4,299  Federal Home Loan Mortgage Corp. Gold 30 Year Pools........................   7.000     07/01/24-10/01/24      4,320,140
 20,893  Federal Home Loan Mortgage Corp. Gold 30 Year Pools........................   7.500     04/01/24-09/01/26     21,359,129
    333  Federal Home Loan Mortgage Corp. Gold 30 Year Pools........................   8.000     06/01/24-11/01/24        345,641
  3,864  Federal National Mortgage Association 15 Year Dwarf Pools..................   7.500     12/01/06-08/01/12      3,962,529
 10,052  Federal National Mortgage Association Pools................................   6.500     01/01/26-07/01/26      9,879,141
  8,674  Federal National Mortgage Association Pools................................   7.000     04/01/24-05/01/25      8,715,582
 15,364  Federal National Mortgage Association Pools................................   7.500     02/01/16-02/01/26     15,704,670
     25  Federal National Mortgage Association Pools................................   8.000              08/01/25         25,501
  9,983  Government National Mortgage Association Pools.............................   6.500     01/15/26-07/15/26      9,873,849
 18,963  Government National Mortgage Association Pools.............................   7.000     06/15/22-10/15/25     19,069,743
  6,367  Government National Mortgage Association Pools.............................   7.500     03/15/22-10/15/24      6,510,315
  4,899  Government National Mortgage Association Pools.............................   8.000     06/15/16-08/15/24      5,083,811
 25,074  Government National Mortgage Association Pools (a).........................   8.500     12/15/05-06/15/23     26,466,702
 18,851  Government National Mortgage Association Pools (a).........................   9.000              12/15/17     20,394,935
     10  Government National Mortgage Association Pools.............................  10.000              03/15/16         10,758
                                                                                                                     ------------
               Total U.S. Government Agency Obligations...........................................................    155,052,564
                                                                                                                     ------------
         U.S. Government Obligations 39.6%
  1,000  U.S. Treasury Bonds (a)....................................................   7.125              02/15/23      1,111,090
 12,000  U.S. Treasury Bonds (a)....................................................   8.125              08/15/19     14,696,280
 10,000  U.S. Treasury Bonds (a)....................................................  11.125              08/15/03     12,570,300
  1,200  U.S. Treasury Notes (a)....................................................   6.500              08/15/05      1,244,436
 20,000  U.S. Treasury Notes (a)....................................................   7.000              07/15/06     21,440,600
 20,000  U.S. Treasury Notes (a)....................................................   7.500              05/15/02     21,378,200
 19,000  U.S. Treasury Notes (a)....................................................   8.500              02/15/00     20,145,890
 12,000  U.S. Treasury Notes (a)....................................................   8.500              11/15/00     12,915,000
                                                                                                                     ------------
               Total U.S. Government Obligations..................................................................    105,501,796
                                                                                                                     ------------
         Forward Purchase Commitment 1.9%
  5,000  Federal National Mortgage Association 15 Year Jan Dwarf....................   7.000              12/31/23      5,052,750
                                                                                                                     ------------
Total Long-Term Investments 99.6%
  (Cost $257,991,762).............................................................................................    265,607,110
Repurchase Agreement 1.0%
  Lehman Brothers ($2,630,000 par collateralized by U.S. Government obligations
  in a pooled cash account, dated 10/31/97, to be sold on 11/03/97 at $2,631,245) (Cost $2,630,000)...............      2,630,000
                                                                                                                     ------------
Total Investments 100.6% (Cost $260,621,762)......................................................................    268,237,110
Liabilities in Excess of Other Assets (0.6%)......................................................................     (1,674,906)
                                                                                                                     ------------
Net Assets 100.0%.................................................................................................   $266,562,204
                                                                                                                     ============

(a) Assets segregated as collateral for open futures and forward transactions.






See Notes to Financial Statements

 Government Fund                             Statement of Assets and Liabilities

 October 31, 1997


Assets:
Total Investments (Cost $260,621,762)..................................................................  $268,237,110
Cash...................................................................................................        13,703
Receivables:
  Investments Sold.....................................................................................    12,251,629
  Interest.............................................................................................     3,300,585
  Fund Shares Sold.....................................................................................       906,255
  Variation Margin on Futures..........................................................................       133,187
Other..................................................................................................        85,395
                                                                                                         ------------
Total Assets...........................................................................................   284,927,864
                                                                                                         ------------

Liabilities:
Payables:
  Investments Purchased................................................................................    17,303,817
  Fund Shares Purchased................................................................................       393,498
  Income Distributions.................................................................................       187,609
  Investment Advisory Fee..............................................................................       135,124
  Forward Commitments..................................................................................       110,670
  Distributor and Affiliates...........................................................................        91,278
Trustees' Retirement Plan..............................................................................        86,749
Accrued Expenses.......................................................................................        56,915
                                                                                                         ------------
Total Liabilities......................................................................................    18,365,660
                                                                                                         ------------
Net Assets.............................................................................................  $266,562,204
                                                                                                         ============

Net Assets Consist of:
Capital................................................................................................  $294,228,329
Net Unrealized Appreciation............................................................................     9,903,471
Accumulated Undistributed Net Investment Income........................................................       277,980
Accumulated Net Realized Loss..........................................................................   (37,847,576)
                                                                                                         ------------
Net Assets.............................................................................................  $266,562,204
                                                                                                         ============

Maximum Offering Price Per Share:
  Class 1 Shares:
   Net asset value and redemption price per share (Based on net assets of $240,652,226 and 22,741,103
   shares of beneficial interest issued and outstanding)...............................................  $      10.58
   Maximum sales charge (6.75%* of offering price).....................................................           .77
                                                                                                         ------------
   Maximum offering price to public....................................................................  $      11.35
                                                                                                         ============

  Class A Shares:
   Net asset value and redemption price per share (Based on net assets of $13,533,017 and 1,278,958
   shares of beneficial interest issued and outstanding)...............................................  $      10.58
   Maximum sales charge (4.75%* of offering price).....................................................           .53
                                                                                                         ------------
   Maximum offering price to public....................................................................  $      11.11
                                                                                                         ============

  Class B Shares:
   Net asset value and offering price per share (Based on net assets of $12,376,961 and 1,169,696
   shares of beneficial interest issued and outstanding)...............................................  $     10.58
                                                                                                         ============

* On sales of $25,000 or more for Class 1 shares and $100,000 or more for Class A shares, the sales charge will be reduced.


See Notes to Financial Statements

Government Fund                                             Financial Statements

Statement of Operations

                                                                                                     Year Ended
                                                                                               October 31, 1997
                                                                                               ----------------
Investment Income:
Interest.......................................................................................    $ 21,554,683
                                                                                                   ------------
Expenses:
Investment Advisory Fee........................................................................       1,702,968
Shareholder Services...........................................................................         519,560
Distribution (12b-1) and Services Fees (Attributed to Classes A and B of $30,357
  and $128,349, respectively)..................................................................         158,706
Custody........................................................................................          46,510
Trustees' Fees and Expenses....................................................................          33,426
Other..........................................................................................         251,009
                                                                                                   ------------
   Total Expenses..............................................................................       2,712,179
                                                                                                   ------------
Net Investment Income..........................................................................    $ 18,842,504
                                                                                                   ============

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments..................................................................................    $ (1,953,241)
  Futures......................................................................................         699,199
  Forwards.....................................................................................         400,000
                                                                                                   ------------
Net Realized Loss..............................................................................        (854,042)
                                                                                                   ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................................................................       5,358,494
                                                                                                   ------------
  End of the Period:
    Investments................................................................................       7,615,348
    Futures....................................................................................       2,398,793
    Forwards...................................................................................        (110,670)
                                                                                                   ------------
                                                                                                      9,903,471
                                                                                                   ------------
Net Unrealized Appreciation During the Period..................................................       4,544,977
                                                                                                   ------------
Net Realized and Unrealized Gain...............................................................    $  3,690,935
                                                                                                   ============
Net Increase in Net Assets from Operations.....................................................    $ 22,533,439
                                                                                                   ============

Statement of Changes in Net Assets

                                                                                  Year Ended         Year Ended
                                                                            October 31, 1997   October 31, 1996
                                                                            ----------------   ----------------
From Investment Activities:
Operations:
Net Investment Income.........................................................  $ 18,842,504       $ 21,280,840
Net Realized Loss.............................................................      (854,042)        (3,976,596)
Net Unrealized Appreciation/Depreciation During the Period....................     4,544,977         (3,590,273)
                                                                                ------------       ------------
Change in Net Assets from Operations..........................................    22,533,439         13,713,971
                                                                                ------------       ------------
Distributions from Net Investment Income......................................   (18,641,556)       (21,657,232)
Distributions in Excess of Net Investment Income..............................             0           (124,957)
                                                                                ------------       ------------
  Distributions from and in Excess of Net Investment Income...................   (18,641,556)       (21,782,189)
                                                                                ------------       ------------
Net Change in Net Assets from Investment Activities...........................     3,891,883         (8,068,218)
                                                                                ------------       ------------
From Capital Transactions:
Proceeds from Shares Sold.....................................................    22,622,445         56,574,484
Net Asset Value of Shares Issued Through Dividend Reinvestment................    16,100,273         18,761,150
Cost of Shares Repurchased....................................................   (88,400,501)       (83,934,267)
                                                                                ------------       ------------
Net Change in Net Assets from Capital Transactions............................   (49,677,783)        (8,598,633)
                                                                                ------------       ------------
Total Decrease in Net Assets..................................................   (45,785,900)       (16,666,851)
Net Assets:
Beginning of the Period.......................................................   312,348,104        329,014,955
                                                                                ------------       ------------
End of the Period (Including accumulated undistributed net investment income
  of $277,980 and $(6,653), respectively).....................................  $266,562,204       $312,348,104
                                                                                ============       ============



See Notes to Financial Statements

Government Fund                                             Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                            Year Ended October 31
                                                                             -----------------------------------------------------
Class 1 Shares                                                              1997        1996        1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................               $10.406     $ 10.67     $  9.99     $ 11.80     $ 11.56
                                                                           -------     -------     -------     -------     -------
 Net Investment Income......................................                  .692        .701         .70         .69       .7616
 Net Realized and Unrealized
  Gain/Loss.................................................                  .168       (.247)      .6779      (1.358)      .4249
                                                                           -------     -------     -------     -------     -------
Total from Investment Operations............................                  .860        .454      1.3779       (.668)     1.1865
                                                                           -------     -------     -------     -------     -------
Less:
 Distributions from and in Excess of Net
  Investment Income.........................................                  .684        .718       .6979       .6878       .7615
 Distributions from and in Excess of Net
  Realized Gain.............................................                   -0-         -0-         -0-       .4542        .185
                                                                           -------     -------     -------     -------     -------

Total Distributions.........................................                  .684        .718       .6979       1.142       .9465
                                                                           -------     -------     -------     -------     -------
Net Asset Value, End of the Period..........................               $10.582     $10.406     $ 10.67     $  9.99     $ 11.80
                                                                           =======     =======     =======     =======     =======
Total Return (a)............................................                  8.56%       4.58%      14.27%      (5.45%)     10.55%
Net Assets at End of the Period (In millions)...............               $ 240.7     $ 287.4     $ 329.0     $ 335.0     $ 370.2
Ratio of Expenses to Average Net Assets.....................                   .90%        .84%        .83%        .89%        .89%
Ratio of Net Investment Income to Average Net Assets........                  6.69%       6.79%       6.84%       7.06%       7.35%
Portfolio Turnover..........................................                   104%        276%        214%        256%        218%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Class A Shares                                Class B Shares
                                           ------------------------------------------     -----------------------------------------
                                                 Year Ended              Period Ended           Year Ended             Period Ended
                                           October 31, 1997      October 31, 1996 (b)     October 31, 1997     October 31, 1996 (b)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period            $10.411                   $ 10.32              $10.411                  $ 10.32
                                                    -------                   -------              -------                  -------
 Net Investment Income..................               .666                      .152                 .590                     .137
 Net Realized and Unrealized
  Gain..................................               .168                      .090                 .167                     .090
                                                    -------                   -------              -------                  -------
Total from Investment Operations........               .834                      .242                 .757                     .227
Less Distributions from and in Excess of
 Net Investment Income..................               .664                      .151                 .587                     .136
                                                    -------                   -------              -------                  -------
Net Asset Value, End of the Period......            $10.581                   $10.411              $10.581                  $10.411
                                                    =======                   =======              =======                  =======
Total Return (a)........................               8.35%                     2.36%*               7.55%                    2.18*
Net Assets at End of the Period (In
 millions)..............................            $  13.5                   $  11.1              $  12.4                  $  13.9
Ratio of Expenses to Average Net Assets.               1.15%                     1.09%                1.90%                    1.84%
Ratio of Net Investment Income to
 Average Net Assets.....................               6.44%                     6.50%                5.69%                    5.74%
Portfolio Turnover......................                104%                      276%                 104%                     276%

*   Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Class A and Class B shares commenced distribution on August 8, 1995.

See Notes to Financial Statements

Growth Fund                                             Portfolio of Investments
October 31, 1997

Description                                                Shares  Market Value
-------------------------------------------------------------------------------
Common Stocks 92.6%

Consumer Distribution  12.0%
American Stores Co....................................  1,350,000  $ 34,678,125
AutoZone, Inc. (a)....................................    800,000    23,650,000
Dayton Hudson Corp....................................    650,000    40,828,125
Dillards Department Stores, Inc., Class A.............    450,000    17,268,750
Dominick's Supermarkets, Inc. (a).....................    400,000    14,600,000
Duckwall-ALCO Stores, Inc. (a)........................    200,000     2,975,000
Federated Department Stores, Inc. (a).................    500,000    22,000,000
Gap, Inc..............................................    280,000    14,892,500
J.C. Penney, Inc......................................    600,000    35,212,500
Kroger Co. (a)........................................  1,286,200    41,962,275
Lear Corp. (a)........................................    750,000    36,046,875
Lowe's Cos., Inc......................................    550,000    22,893,750
May Department Stores Co..............................    400,000    21,550,000
Pier 1 Imports, Inc...................................    600,000    10,950,000
Polo Ralph Lauren Corp. (a)...........................    211,600     5,501,600
Rite Aid Corp.........................................    358,600    21,291,875
Safeway, Inc. (a).....................................    408,100    23,720,812
TJX Cos. Inc..........................................    700,000    20,737,500
Wal-Mart Stores, Inc..................................  1,200,000    42,150,000
                                                                    -----------
                                                                    452,909,687
                                                                    -----------
Consumer Durables  1.9%
Black & Decker Corp...................................    300,000    11,418,750
Eaton Corp............................................    125,000    12,078,125
Ford Motor Co.........................................    425,000    18,567,188
General Motors Corp...................................    465,000    29,847,187
                                                                    -----------
                                                                     71,911,250
                                                                    -----------
Consumer Non-Durables  8.5%
Avon Products, Inc....................................    500,000    32,750,000
Clorox Co.............................................    300,000    21,000,000
Colgate Palmolive Co..................................    700,000    45,325,000
ConAgra, Inc..........................................  1,100,000    33,137,500
CPC International, Inc................................    425,000    42,075,000
Kimberly Clark Corp...................................    400,000    20,775,000
Liz Claiborne, Inc....................................    606,500    30,741,969
Nabisco Holdings Corp., Class A.......................    500,000    20,562,500
Sara Lee Corp.........................................    550,000    28,118,750
Tyson Foods, Inc., Class A............................    600,000    11,325,000
Unilever NV -- (Netherlands)..........................    700,000    37,362,500
                                                                    -----------
                                                                    323,173,219
                                                                    -----------
Consumer Services  5.3%
Cox Communications, Inc., Class A (a).................    550,000    16,912,500
Cracker Barrel Old Country Store, Inc.................    350,000    10,325,000
FIRSTPLUS Financial Group, Inc. (a)...................    100,000     5,500,000
HFS, Inc. (a).........................................    200,000    14,100,000
Hilton Hotels Corp....................................    293,400     9,040,387
Host Marriott Corp. (a)...............................    675,000    14,090,625

See Notes to Financial Statements

Growth Fund                                 Portfolio of Investments (Continued)

October 31 1997


Description                                               Shares   Market Value
-------------------------------------------------------------------------------
Consumer Services (Continued)
Marriott International, Inc...........................    300,000  $ 20,925,000
New York Times Co.....................................    400,000    21,900,000
Omnicom Group, Inc....................................      6,300       444,938
Stewart Enterprises, Inc., Class A....................     29,900     1,240,850
Tele-Communications TCI Ventures Group, Series A (a)..    636,648    14,682,694
Tele-Communications, Inc., Class A (a)................    900,002    20,643,796
Time Warner, Inc......................................    900,000    51,918,750
                                                                   ------------
                                                                    201,724,540
                                                                   ------------
Energy 7.1%
Amerada Hess Corp.....................................    300,000    18,431,250
British Petroleum Co. PLC-ADR (United Kingdom)........    100,000     8,775,000
Chevron Corp..........................................    300,000    24,881,250
Coastal Corp..........................................    550,000    33,068,750
Cooper Cameron Corp. (a)..............................    200,000    14,450,000
McDermott International, Inc..........................    600,000    21,787,500
Noble Affiliates, Inc.................................    200,000     8,212,500
Schlumberger, Ltd.....................................    250,000    21,875,000
Texaco, Inc...........................................    300,000    17,081,250
USX-Marathon Group....................................  1,300,000    46,475,000
Western Atlas, Inc. (a)...............................    425,000    36,629,688
YPF Sociedad Anonima, Class D-ADR (Argentina).........    475,000    15,200,000
                                                                   ------------
                                                                    266,867,188
                                                                   ------------
Finance 15.1%
Allstate Corp.........................................    244,300    20,261,631
American Express Co...................................    250,000    19,500,000
American General Corp.................................    600,000    30,600,000
BankAmerica Corp......................................    440,000    31,460,000
BankBoston Corp.......................................    425,000    34,451,562
Charter One Financial, Inc............................    214,830    12,486,994
Chase Manhattan Corp..................................    365,000    42,111,875
CIGNA Corp............................................    125,000    19,406,250
CoreStates Financial Corp.............................    200,000    14,550,000
Federal National Mortgage Association.................    800,000    38,750,000
First Union Corp......................................    800,000    39,250,000
Fleet Financial Group, Inc............................    200,000    12,862,500
Green Tree Financial Corp.............................    300,000    12,637,500
GreenPoint Financial Corp.............................    600,000    38,625,000
Household International, Inc..........................    200,000    22,650,000
Merrill Lynch & Co., Inc..............................    260,000    17,582,500
MGIC Investment Corp..................................    631,900    38,111,469
NationsBank Corp......................................    300,000    17,962,500
Nationwide Financial Services, Inc., Class A..........    300,000     9,131,250
Paine Webber Group, Inc...............................    250,000    11,046,875
Patriot American Hospitality, Inc.....................    280,500     9,256,500
SAFECO Corp...........................................    500,000    23,812,500
Summit Bancorp........................................    150,000     6,403,125

See Notes to Financial Statements

Growth Fund                                Portfolio of Investments (Continued)

October 31, 1997


Description                                              Shares    Market Value
-------------------------------------------------------------------------------

Finance (Continued)

TCF Financial Corp..................................    150,000    $  8,531,250
U.S. Bancorp........................................    400,000      40,675,000
                                                                   ------------
                                                                    572,116,281
                                                                   ------------
Healthcare  7.2%

Abbott Laboratories.................................    500,000      30,656,250
Aetna, Inc..........................................    450,000      31,978,125
American Home Products Corp.........................    250,000      18,531,250
Becton, Dickinson & Co..............................    350,200      16,131,088
Bristol-Myers Squibb Co.............................    500,000      43,875,000
HEALTHSOUTH Corp.(a)................................    973,300      24,879,981
MedPartners, Inc. (a)...............................  1,700,000      43,243,750
Medtronic, Inc......................................    400,000      17,400,000
Schering-Plough Corp................................    600,000      33,637,500
United Healthcare Corp..............................    300,000      13,893,750
                                                                   ------------
                                                                    274,226,694
                                                                   ------------
Producer Manufacturing  7.6%

Canadian Pacific Ltd................................  1,150,000      34,284,375
Coltec Industries, Inc. (a).........................    500,000      10,000,000
Cummins Engine, Inc.................................    150,000       9,140,625
Deere & Co..........................................    357,000      18,787,125
Federal Mogul Corp..................................    100,000       4,231,250
Honeywell, Inc......................................    200,000      13,612,500
Ingersoll-Rand Co...................................    300,000      11,681,250
ITT Corp. (a).......................................  1,000,000      74,687,500
LucasVarity PLC-ADR (United Kingdom)................    600,000      20,475,000
U.S. Filter Corp. (a)...............................    476,000      19,099,500
United Technologies Corp............................    150,000      10,500,000
Westinghouse Electric Corp..........................  2,250,000      59,484,375
                                                                   ------------
                                                                    285,983,500
                                                                   ------------
Raw Materials/Processing Industries  3.2%

Air Products & Chemicals, Inc.......................    300,000      22,800,000
Boise Cascade Corp..................................    150,000       5,193,750
Champion International Corp.........................    350,000      19,315,625
DuPont (E.I.) De Nemours & Co.......................    200,000      11,375,000
Fort James Corp.....................................    250,000       9,921,875
International Paper Co..............................    300,000      13,500,000
Louisiana-Pacific Corp..............................    200,000       4,200,000
Morton International, Inc...........................    250,000       8,250,000
Praxair, Inc........................................    381,200      16,606,025
Union Carbide Corp..................................    200,000       9,137,500
                                                                   ------------
                                                                    120,299,775
                                                                   ------------
Technology  16.7%

3Com Corp. (a)......................................    400,000      16,575,000
Adaptec, Inc. (a)...................................    500,000      24,218,750
America Online, Inc. (a)............................    200,000      15,400,000


See Notes to Financial Statements

Growth Fund                       Portfolio of Investments (Continued)
October 31, 1997


Description                                      Shares    Market Value
-----------------------------------------------------------------------
Technology (Continued)

Analog Devices, Inc. (a)....................    900,000    $ 27,506,250
BMC Software, Inc. (a)......................    700,000      42,262,500
CIENA Corp. (a).............................    300,000      16,500,000
Cisco Systems, Inc. (a).....................    525,000      43,066,406
Compaq Computer Corp........................  1,000,000      63,750,000
Computer Associates International, Inc......    625,000      46,601,563
Compuware Corp. (a).........................    500,000      33,062,500
Dell Computer Corp. (a).....................    150,000      12,018,750
DSC Communications Corp. (a)................    800,000      19,500,000
EMC Corp. (a)...............................    375,000      21,000,000
Hewlett-Packard Co..........................    285,000      17,580,938
International Business Machines Corp........    625,000      61,289,062
Linear Technology Corp......................    250,000      15,718,750
Lucent Technologies, Inc....................    300,000      24,731,250
Microsoft Corp. (a).........................    166,000      21,580,000
Nokia Corp. -- ADR (Finland)................    300,000      26,475,000
Peoplesoft, Inc.............................    150,000       9,431,250
SCI Systems, Inc. (a).......................    400,000      17,600,000
Tellabs, Inc. (a)...........................    400,000      21,600,000
Texas Instruments, Inc......................    100,000      10,668,750
VLSI Technology, Inc. (a)...................    750,000      22,218,750
                                                          -------------
                                                            630,355,469
                                                          -------------

Transportation 0.6%

Continental Airlines, Inc., Class B (a).....    500,000      21,625,000
                                                          -------------
Utilities 7.4%

Ameritech Corp..............................    500,000      32,500,000
AT&T Corp...................................    250,000      12,234,375
Bell Atlantic Corp..........................    250,000      19,968,750
Bellsouth Corp..............................    400,000      18,925,000
Boston Edison Co............................    400,000      12,625,000
Duke Energy Co..............................    700,000      33,775,000
Entergy Corp................................    450,000      10,996,875
Houston, Industries, Inc....................  1,000,000      21,750,000
ICG Communications, Inc. (a)................    400,000       9,200,000
Illinova Corp...............................    525,000      11,681,250
LCI International, Inc. (a).................    500,000      12,937,500
Pinnacle West Capital Corp..................    375,000      13,054,687
Public Service Co. of New Mexico............    250,000       4,859,375
SBC Communications, Inc.....................    300,000      19,087,500
Sprint Corp.................................    100,000       5,200,000
Teleport Communications Group, Class A (a)..    300,000      14,512,500
Texas Utilities Co..........................    500,000      17,937,500
Worldcom, Inc. (a)..........................    300,000      10,087,500
                                                          -------------
                                                            281,332,812
                                                          -------------
Total Common Stocks 92.6%................................ 3,502,525,415
                                                          -------------

See Notes to Financial Statements

Growth Fund                                 Portfolio of Investments (Continued)

October 31, 1997

Discipline                                                                                              Market Value
--------------------------------------------------------------------------------------------------------------------
U. S. Treasury Securities 2.9%

U. S. Treasury Bonds ($85,000,000 par, 8.75% coupon, 05/15/17 maturity).............................  $  109,225,000
                                                                                                      --------------
Total Long-Term Investments  95.5% (Cost $2,895,482,337)............................................   3,611,750,415
                                                                                                      --------------
Short-Term Investments 6.2%

Repurchase Agreements 3.7%

DLJ Mortgage Acceptance Corp. ($66,075,000 par collateralized by U.S. Government Obligations in
  a pooled cash account, dated 10/31/97, to be sold on 11/03/97 at $66,106,220).....................      66,075,000
Lehman Brothers, Inc. ($28,020,000 par collateralized by U.S. Government Obligations in a pooled
  cash account, dated 10/31/97, to be sold on 11/03/97 at $28,033,263)..............................      28,020,000
Lehman Brothers, Inc. ($44,760,000 par collateralized by U.S. Government Obligations in a pooled
  cash account, dated 10/31/97, to be sold on 11/03/97 at $44,781,224)..............................      44,760,000
                                                                                                      --------------
Total Repurchase Agreements.........................................................................     138,855,000
                                                                                                      --------------
U. S. Government Agency Obligations 2.5%

Federal National Mortgage Association ($25,000,000 par, yielding 5.47%, 11/04/97 maturity)..........      24,985,000
Federal National Mortgage Association ($14,435,000 par, yielding 5.50%, 11/10/97 maturity)..........      14,413,267
Federal National Mortgage Association ($26,456,000 par, yielding 5.51%, 01/15/98 maturity)..........      26,151,492
Federal National Mortgage Association ($30,000,000 par, yielding 5.52%, 01/21/98 maturity)..........      29,627,400
                                                                                                      --------------
Total U. S. Government Agency Obligations...........................................................      95,177,159
                                                                                                      --------------
Total Short-Term Investments (Cost $234,034,260)....................................................     234,032,159
                                                                                                      --------------
Total Investments  101.7% (Cost $3,129,516,597).....................................................   3,845,782,574
Liabilities in Excess of Other Assets (1.7%)........................................................     (63,913,460)
                                                                                                      --------------
Net Assets 100.0%...................................................................................  $3,781,869,114
                                                                                                      ==============

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

Growth Fund                                                Assets & Liabilities

Assets:
Total Investments (Cost $3,129,516,597)........................................................  $3,845,782,574
Cash...........................................................................................           5,686
Receivables:
  Investments Sold.............................................................................      25,891,306
  Dividends....................................................................................       3,785,750
  Interest.....................................................................................       3,435,802
Other..........................................................................................         709,800
                                                                                                 --------------
    Total Assets...............................................................................   3,879,610,918
                                                                                                 --------------
Liabilities:
Payables:
  Investments Purchased........................................................................      91,688,633
  Investment Advisory Fee......................................................................       1,925,625
  Fund Shares Repurchased......................................................................       1,826,574
  Distributor and Affiliates...................................................................       1,294,172
Trustees' Retirement Plan......................................................................         759,042
Accrued Expenses...............................................................................         247,758
                                                                                                 --------------
    Total Liabilities..........................................................................      97,741,804
                                                                                                 --------------
Net Assets.....................................................................................  $3,781,869,114
                                                                                                 ==============
Net Assets Consist of:
Capital........................................................................................  $2,439,221,996
Net Unrealized Appreciation....................................................................     716,265,977
Accumulated Net Realized Gain..................................................................     603,678,844
Accumulated Undistributed Net Investment Income................................................      22,702,297
                                                                                                 --------------
Net Assets.....................................................................................  $3,781,869,114
                                                                                                 ==============

Maximum Offering Price Per Share:
  Class 1 Shares:
    Net asset value and redemption price per share (Based on net assets of $3,547,123,339 and
    169,366,980 shares of beneficial interest issued and outstanding)..........................  $        20.94
    Maximum sales charge (8.50%* of offering price)............................................            1.95
                                                                                                 --------------
    Maximum offering price to public...........................................................  $        22.89
                                                                                                 ==============
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $108,496,435 and
    5,193,124 shares of beneficial interest issued and outstanding)............................  $        20.89
    Maximum sales charge (5.50%* of offering price)............................................            1.22
                                                                                                 --------------
    Maximum offering price to public...........................................................  $        22.11
                                                                                                 ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $126,249,340 and
    6,083,077 shares of beneficial interest issued and outstanding)............................  $        20.75
                                                                                                 ==============

* On sales of $10,000 or more on Class 1 shares and $50,000 or more on Class A shares, the sales charge will be reduced.

Growth Fund                                                 Financial Statements

Statement of Operations
                                                                                                                 Year Ended
Investment Income:                                                                                         October 31, 1997
                                                                                                           ----------------
Dividends.............................................................................                        $  40,919,149
Interest..............................................................................                           20,210,151
                                                                                                           ----------------
    Total Income......................................................................                           61,129,300
                                                                                                           ----------------
Expenses:
Investment Advisory Fee...............................................................                           20,533,544
Shareholder Services..................................................................                            7,701,309
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $192,932 and
  $999,572, respectively).............................................................                            1,192,504
Custody...............................................................................                              186,032
Trustees Fees and Expenses............................................................                              138,472
Other.................................................................................                            2,383,815
                                                                                                           ----------------
    Total Expenses....................................................................                           32,135,676
                                                                                                           ----------------
Net Investment Income.................................................................                        $  28,993,624
                                                                                                           ================
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.........................................................................                        $ 572,078,039
  Futures.............................................................................                           39,341,228
                                                                                                           ----------------
Net Realized Gain.....................................................................                          611,419,267
                                                                                                           ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.............................................................                          532,627,910
  End of the Period:
    Investments.......................................................................                          716,265,977
                                                                                                           ----------------
Net Unrealized Appreciation During the Period.........................................                          183,638,067
                                                                                                           ----------------
Net Realized and Unrealized Gain......................................................                        $ 795,057,334
                                                                                                           ================
Net Increase in Net Assets from Operations............................................                        $ 824,050,958
                                                                                                           ================
---------------------------------------------------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                              Year Ended         Year Ended
From Investment Activities:                                                             October 31, 1997   October 31, 1996
                                                                                        ----------------   ----------------
Operations:
Net Investment Income.................................................................     $  28,993,624      $  30,433,636
Net Realized Gain.....................................................................       611,419,267        233,324,224
Net Unrealized Appreciation During the Period.........................................       183,638,067        266,287,919
                                                                                        ----------------   ----------------
Change in Net Assets from Operations..................................................       824,050,958        530,045,779
                                                                                        ----------------   ----------------
Distributions from Net Investment Income..............................................       (30,428,882)       (27,245,960)
Distributions from Net Realized Gain..................................................      (234,552,764)      (358,762,393)
                                                                                        ----------------   ----------------
    Total Distributions...............................................................      (264,981,646)      (386,008,353)
                                                                                        ----------------   ----------------
Net Change in Net Assets from Investment Activities...................................       559,069,312        144,037,426
                                                                                        ----------------   ----------------
From Capital Transactions:
Proceeds from Shares Sold............................................................        306,116,644        386,037,987
Net Asset Value of Shares Issued Through Dividend Reinvestment.......................        263,450,902        383,855,779
Cost of Shares Repurchased...........................................................       (475,355,079)      (396,848,766)
                                                                                        ----------------   ----------------
Net Change in Net Assets from Capital Transactions...................................         94,212,467        373,045,000
                                                                                        ----------------   ----------------
Total Increase in Net Assets.........................................................        653,281,779        517,082,426
Net Assets:
Beginning of the Period..............................................................      3,128,587,335      2,611,504,909
                                                                                        ----------------   ----------------
End of the Period (Including accumulated undistributed net investment income of
  $22,702,297 and $24,137,555, respectively).........................................     $3,781,869,114     $3,128,587,335
                                                                                        ================   ================

See Notes to Financial Statements

Growth Fund                                                 Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

                                                                                          Year Ended October 31
                                                                      ------------------------------------------------------------
Class 1 Shares                                                            1997         1996        1995          1994         1993
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........                     $ 17.977     $  17.46     $  15.31     $  16.26     $  16.02
                                                                      --------     --------     --------     --------     --------
 Net Investment Income...........................                         .172         .187          .16          .13         .116
 Net Realized and Unrealized Gain................                        4.328        2.916         3.18        .2075       2.0065
                                                                      --------     --------     --------     --------     --------
Total from Investment Operations.................                        4.500        3.103         3.34        .3375       2.1225
                                                                      --------     --------     --------     --------     --------
Less:
 Distributions from Net Investment Income........                         .178         .183         .155        .1125         .115
 Distributions from and in Excess of Net
  Realized Gain..................................                        1.356        2.403        1.035        1.175       1.7675
                                                                      --------     --------     --------     --------     --------
Total Distributions..............................                        1.534        2.586         1.19       1.2875       1.8825
                                                                      --------     --------     --------     --------     --------
Net Asset Value, End of the Period...............                     $ 20.943     $ 17.977     $  17.46     $  15.31     $  16.26
                                                                      ========     ========     ========     ========     ========
Total Return (a).................................                        26.93%       19.94%       24.01%        2.04%       14.27%
Net Assets at End of the Period (In millions)....                     $3,547.1     $3,005.2     $2,611.5     $2,169.9     $2,065.7
Ratio of Expenses to Average Net Assets..........                          .88%         .93%        1.00%        1.09%        1.14%
Ratio of Net Investment Income to
 Average Net Assets..............................                          .86%        1.08%        1.04%         .89%         .80%
Portfolio Turnover...............................                          165%         202%         230%         164%         166%
Average Commission Paid Per Equity Share
 Traded (b)......................................                     $  .0302     $  .0602            -            -            -

----------------------------------------------------------------------------------------------------------------------------------
                                                              Class A Shares                           Class B Shares
                                                  -------------------------------------    ---------------------------------------
                                                        Year Ended          Period Ended        Year Ended           Period Ended
                                                  October 31, 1997  October 31, 1996 (c)  October 31, 1997   October 31, 1996 (c)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........            $17.959            $16.630             $17.928                $16.630
                                                             -------            -------             -------                -------
 Net Investment Income...........................               .145               .017                .008                  (.011)
 Net Realized and Unrealized
  Gain...........................................              4.305              1.312               4.282                  1.309
                                                             -------            -------             -------                -------
Total from Investment Operations.................              4.450              1.329               4.290                  1.298
                                                             -------            -------             -------                -------
Less:
 Distributions from Net Investment Income........               .161                -0-                .108                    -0-
 Distributions from Net Realized Gain............              1.356                -0-               1.356                    -0-
                                                             -------            -------             -------                -------
Total Distributions..............................              1.517                -0-               1.464                    -0-
                                                             -------            -------             -------                -------
Net Asset Value, End of the Period...............            $20.892            $17.959             $20.754                $17.928
                                                             =======            =======             =======                =======
Total Return (a).................................              26.65%              8.00%*             25.66%                  7.82%*
Net Assets at End of the Period (In millions)....            $ 108.5            $  49.3             $ 126.2                $  74.1
Ratio of Expenses to Average Net Assets..........               1.13%              1.17%               1.88%                  1.93%
Ratio of Net Investment Income/Loss
 to Average Net Assets...........................                .57%               .46%               (.16%)                 (.29%)
Portfolio Turnover...............................                165%               202%                165%                   202%
Average Commission Paid Per Equity Share
 Traded (b)......................................            $  .0302           $ .0602              $.0302                $ .0602

*   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Presents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c) Class A and Class B shares commenced distribution on August 18, 1996.

See Notes to Financial Statements

Growth and Income Fund                                  Portfolio of Investments
October 31, 1997



Description                                                           Shares  Market Value
------------------------------------------------------------------------------------------
Common Stock 86.1%

Consumer Distribution 3.9%
Federated Department Stores, Inc. (a)..............................  463,700  $ 20,402,800
Gap, Inc...........................................................  372,300    19,801,706
Gymboree Corp. (a).................................................  426,500    10,342,625
                                                                              ------------
                                                                                50,547,131
                                                                              ------------
Consumer Durables 2.2%
Black & Decker Corp................................................  215,000     8,183,437
Eastman Kodak Co...................................................  138,600     8,298,675
Masco Corp.........................................................   87,300     3,830,288
Whirlpool Corp.....................................................  133,100     8,069,187
                                                                              ------------
                                                                                28,381,587
                                                                              ------------
Consumer Non-Durables 6.9%
Adidas-ADR (Germany), 144A-Private Placement (a) (c)...............  146,200    10,581,225
Avon Products, Inc.................................................  144,000     9,432,000
Colgate-Palmolive Co...............................................  213,000    13,791,750
CPC International, Inc.............................................   91,000     9,009,000
Nabisco Holdings Corp., Class A....................................  473,000    19,452,125
Ralston-Ralston Purina Group.......................................  202,000    18,129,500
Tommy Hilfiger Corp. (a)...........................................  188,800     7,469,400
                                                                              ------------
                                                                                87,865,000
                                                                              ------------
Consumer Services 4.4%
Bell & Howell Co. (a)..............................................  185,100     5,101,819
Cognizant Corp.....................................................  347,300    13,609,819
Gannett, Inc.......................................................   44,000     2,312,750
H & R Block, Inc...................................................  358,400    13,260,800
Lone Star Steakhouse & Saloon (a)..................................  422,700     9,774,937
New York Times Co..................................................   34,000     1,861,500
Readers Digest Association, Inc., Class A Non-Voting...............  141,000     3,207,750
Walt Disney Co.....................................................   82,500     6,785,625
                                                                              ------------
                                                                                55,915,000
                                                                              ------------
Energy 9.9%
Coastal Corp.......................................................  255,000    15,331,875
El Paso Natural Gas Co.............................................  178,000    10,668,875
Exxon Corp.........................................................  165,000    10,137,188
McDermott International, Inc.......................................  248,800     9,034,550
Royal Dutch Peteroleum Co.-N.Y. Registered Shares (Netherlands)....  313,500    16,497,937
Texaco, Inc........................................................  458,000    26,077,375
Unocal Corp........................................................  140,000     5,775,000
USX-Marathon Group.................................................  406,000    14,514,500
Valero Energy Corp.................................................   78,000     2,349,750
YPF Sociedad Anonima, Class D-ADR (Argentina)......................  487,000    15,584,000
                                                                              ------------
                                                                               125,971,050
                                                                              ------------
Finance 13.4%
Allstate Corp......................................................  228,800    18,976,100
Bankamerica Corp...................................................  398,000    28,457,000


See Notes to Financial Statements


Growth and Income Fund                                              Portfolio of Investments (Continued)
October 31, 1997

Description                                                                         Shares  Market Value
--------------------------------------------------------------------------------------------------------
Finance (Continued)
BankBoston Corp..................................................................  178,000  $ 14,429,125
Bankers Trust New York Corp......................................................   47,000     5,546,000
Chase Manhattan Corp.............................................................  172,000    19,844,500
CIGNA Corp.......................................................................   76,000    11,799,000
Conseco, Inc.....................................................................  246,900    10,771,012
Equitable Cos., Inc..............................................................  191,000     7,866,813
Everest Reinsurance Holdings, Inc................................................  223,800     8,420,475
First Union Corp.................................................................  209,000    10,254,062
Golden West Financial Corp.......................................................   47,000     4,077,250
NationsBank Corp.................................................................   94,000     5,628,250
Provident Cos., Inc..............................................................  318,600    10,633,275
Washington Mutual, Inc...........................................................  186,000    12,729,375
Weingarten Realty Investors......................................................   35,800     1,425,288
                                                                                             -----------
                                                                                             170,857,525
                                                                                             -----------
Healthcare 10.9%

Aetna, Inc.......................................................................  128,000     9,096,000
Alza Corp. (a)...................................................................  243,000     6,333,188
American Home Products Corp......................................................  177,000    13,120,125
Merck & Co., Inc.................................................................  134,000    11,959,500
Mylan Laboratories, Inc..........................................................  335,000     7,349,062
PacifiCare Health Systems, Class B (a)...........................................  282,800    18,311,300
Pfizer, Inc......................................................................   61,000     4,315,750
Pharmacia & Upjohn, Inc..........................................................  345,400    10,966,450
Rhone-Poulenc, SA, Units (Convertible into 5,518 warrants and 237,482 shares
of common stock) (a).............................................................  243,000    10,935,000
Rhone-Poulenc, SA, Class A -- ADR (France) (a)....................................  27,000     1,140,750
SmithKline Beecham PLC -- ADR (United Kingdom).................................... 529,000    25,193,625
Warner-Lambert Co................................................................   82,000    11,741,375
Watson Pharmaceuticals, Inc. (a).................................................  275,800     8,756,650
                                                                                             -----------
                                                                                             139,218,775
                                                                                             -----------
Producer Manufacturing 8.2%

Agco Corp........................................................................  298,000     8,642,000
AlliedSignal, Inc................................................................  208,800     7,516,800
Canadian Pacific Ltd.............................................................  625,200    18,638,775
Flowserve Corp...................................................................  237,000     7,050,750
Fluor Corp.......................................................................  176,000     7,238,000
Ingersoll-Rand Co................................................................  388,500    15,127,219
ITT Corp. (a)....................................................................  105,000     7,842,188
Johnson Controls, Inc............................................................  243,900    10,945,012
Philips Electronics N.V. -- N.Y. Registered Shares (Netherlands).................. 170,100    13,331,587
Rockwell International Corp......................................................  111,000     5,439,000
Waste Management, Inc............................................................  134,400     3,141,600
                                                                                             -----------
                                                                                             104,912,931
                                                                                             -----------

Raw Materials/Processing Industries 4.8%

Betzdearborn, Inc.........................................................         131,000     8,400,375
Boise Cascade Corp........................................................         264,000     9,141,000
Crown Cork & Seal Co., Inc................................................         317,800    14,320,862
Fort James Corp...........................................................         195,000     7,739,063

See Notes to Financial Statements

Growth and Income Fund                      Portfolio of Investments (Continued)
October 31, 1997

Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Raw Materials/Processing Industries (Continued)

Grace (W.R.) & Co......................................  149,000  $   10,132,000
Reynolds Metals Co.....................................   94,000       5,728,125
Union Camp Corp........................................  100,000       5,418,750
                                                                  --------------
                                                                      60,880,175
                                                                  --------------
Technology  10.9%

3Com Corp. (a).........................................   86,400       3,580,200
Alcatel Alsthom Compagnie Generale d' Electricite
 -- ADR (France).......................................  295,000       7,172,187
America Online, Inc. (a)...............................   43,200       3,326,400
Analog Devices, Inc. (a)...............................  133,000       4,064,813
BMC Software, Inc. (a).................................  186,000      11,229,750
Cabletron Systems, Inc. (a)............................  248,000       7,192,000
Cisco Systems, Inc. (a)................................   34,000       2,789,063
Commscope, Inc. (a)....................................   59,400         653,400
Computer Associates International, Inc.................  176,000      13,123,000
Creative Technology Ltd. (a)...........................  314,000       7,987,375
Ericsson L M Telephone Co., Class B -- ADR
 (Sweden)..............................................  204,700       9,057,975
International Business Machines Corp...................  288,000      28,242,000
Motorola, Inc..........................................  158,000       9,756,500
Newbridge Networks Corp. (a)...........................  189,000      10,017,000
Nokia Corp. -- ADR (Finland)...........................  162,400      14,331,800
Xerox Corp.............................................   77,000       6,107,062
                                                                  --------------
                                                                     138,630,525
                                                                  --------------
Transportation  1.1%

Canadian National Railway Co...........................  253,700      13,683,944
                                                                  --------------

Utilities  9.5%

AirTouch Communications, Inc. (a)......................  129,000       4,982,625
AT&T Corp..............................................  170,300       8,334,056
BellSouth Corp.........................................  260,000      12,301,250
Boston Edison Co.......................................  216,000       6,817,500
Cincinnati Bell, Inc...................................  398,000      10,746,000
CMS Energy Corp........................................   92,800       3,387,200
Edison International...................................  264,000       6,765,000
FPL Group, Inc.........................................  126,000       6,512,625
GPU, Inc...............................................  302,500      10,946,719
GTE Corp...............................................  179,300       7,609,044
Houston Industries, Inc................................  343,000       7,460,250
Northeast Utilities....................................  668,000       7,682,000
PG&E Corp..............................................  368,600       9,422,338
SBC Communications, Inc................................  141,000       8,971,125
U. S. West Media Group.................................  247,000       9,833,687
                                                                  --------------
                                                                     121,771,419
                                                                  --------------
Total Common Stocks  86.1%......................................   1,098,635,062
                                                                  --------------

See Notes to Financial Statements

Growth and Income Fund                      Portfolio of Investments (Continued)
October 31, 1997

Description                                               Shares    Market Value
--------------------------------------------------------------------------------
Preferred and Convertible Preferred Stock  0.9%
Fresenius National Med Care, Inc., Series D (a)........   14,000  $          840
Kmart Financing, 7.75% (Convertible into 262,977 common
 shares)...............................................   78,900       4,492,369
Microsoft Corp., Series A, $2.196 dividend per share
 (Convertible into 78,500 common shares)...............   78,500       6,927,625
                                                                  --------------
Total Preferred and Convertible Preferred Stock.................      11,420,834
                                                                  --------------
Convertible Corporate Obligations  3.8%
ADT Operations, Inc., LYON ($15,600,000 par, 0% coupon, 07/06/10
 maturity, convertible into 423,946 common shares)..............      16,068,000
Deutsche Finance Netherlands, 144A -- Private Placement
 ($23,000,000 par, 0% coupon, 02/12/17 maturity, convertible
 into 113,919 Daimler-Benz common shares)(c)....................       9,976,250
Hewlett Packard Co. 144A -- Private Placement, LYON ($9,000,000
 par, 0% coupon, 10/14/17 maturity, convertible into 48,870
 common shares)(c)..............................................       4,680,000
Merrill Lynch, STRYPES ($97,700 par, 6.00% coupon, 06/01/99
 maturity, convertible into 80,075 Cox Communications common
 shares)........................................................       2,627,641
Roche Holdings, Inc., LYON ($23,500,000 par, 0% coupon, 04/20/10
 maturity, convertible into 111,475 American Depository Shares).      11,750,000
Sandoz Ltd. ($2,600,000 par, 2.00% coupon, 10/06/02 maturity,
 convertible into 2,435 common shares)..........................       3,867,500
                                                                  --------------
Total Convertible Corporate Obligations.........................      48,969,391
                                                                  --------------
Total Long-Term Investments 90.8% (Cost $947,623,963)...........   1,159,025,287
                                                                  --------------
Short-Term Investments  9.3%
Repurchase Agreement  3.5%
BA Securities ($44,680,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 10/31/97, to be
 sold on 11/03/97 at $44,701,297)(b)............................      44,680,000
                                                                  --------------
U.S. Government Agency Obligations  5.8%
Federal National Mortgage Association Discount Note ($15,000,000
 par, yielding 5.479%, 01/20/98 maturity)(b)....................      14,815,950
Federal National Mortgage Association Discount Note ($19,440,000
 par, yielding 5.492%, 11/06/97 maturity)(b)....................      19,422,439
Student Loan Marketing Discount Note ($39,340,000 par,
 yielding 5.633%, 11/03/97 maturity)............................      39,321,543
                                                                  --------------
Total U.S. Government Agency Obligations........................      73,559,932
                                                                  --------------
Total Short-Term Investments (Cost $118,241,732)................     118,239,932
                                                                  --------------
Total Investments 100.1% (Cost $1,065,865,695)..................   1,277,265,219
Liabilities in Excess of Other Assets (0.1%)....................        (771,780)
                                                                  --------------
Net Assets 100.0%...............................................  $1,276,493,439
                                                                  ==============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

LYON -- Liquid yield option note.

STRYPES -- Structured yield product exchangeable for common stock.

See Notes to Financial Statements

Growth and Income Fund                       Statement of Assets and Liabilities

October 31, 1997


Assets:
Total Investments (Cost $1,065,865,695).......................    $1,277,265,219
Cash..........................................................            12,369
Receivables:
  Investments Sold............................................        17,258,268
  Fund Shares Sold............................................         2,509,114
  Dividends...................................................         1,309,656
  Variation Margin on Futures.................................         1,097,250
  Interest....................................................            26,234
Other.........................................................           247,274
                                                                  --------------
  Total Assets................................................     1,299,725,384
                                                                  --------------

Liabilities:
Payables:
  Investments Purchased.......................................        20,834,808
  Fund Shares Purchased.......................................           902,268
  Investment Advisory Fee.....................................           721,262
  Distributor and Affiliates..................................           410,903
Trustees' Retirement Plan.....................................           252,346
Accrued Expenses..............................................           110,358
                                                                  --------------
  Total Liabilities...........................................        23,231,945
                                                                  --------------
Net Assets....................................................    $1,276,493,439
                                                                  ==============
Net Assets Consist of:
Capital.......................................................    $  858,721,444
Net Unrealized Appreciation...................................       209,987,461
Accumulated Net Realized Gain.................................       206,793,123
Accumulated Undistributed Net Investment Income...............           991,411
                                                                  --------------
Net Assets....................................................    $1,276,493,439
                                                                  ==============

Maximum Offering Price Per Share:
  Class 1 Shares
    Net asset value and redemption price per share (Based on
      net assets of $1,097,202,968 and 54,584,869 shares of
      beneficial interest issued and outstanding).............    $        20.10
    Maximum sales charge (8.50%* of offering price)...........              1.87
                                                                  --------------
    Maximum offering price to public..........................    $        21.97
                                                                  ==============

  Class A Shares
    Net asset value and redemption price per share (Based on
      net assets of $79,850,203 and 3,972,090 shares of
      beneficial interest issued and outstanding).............    $        20.10
    Maximum sales charge (5.50%* of offering price)...........              1.17
                                                                  --------------
    Maximum offering price to public..........................    $        21.27
                                                                  ==============

  Class B Shares
    Net asset value and offering price per share (Based on
      net assets of $99,440,268 and 4,953,823 shares of
      beneficial interest issued and outstanding).............    $        20.07
                                                                  ==============

* On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.

See Notes to Financial Statements

Growth and Income Fund                                      Financial Statements

Statement of Operations

                                                                                            Year Ended
                                                                                      October 31, 1997
                                                                                      ----------------
Investment Income:
Dividends ...........................................................................     $ 19,283,587
Interest ............................................................................        5,752,864
                                                                                          ------------
    Total Income ....................................................................       25,036,451
                                                                                          ------------
Expenses:
Investment Advisory Fee .............................................................        7,574,209
Shareholder Services ................................................................        1,869,767
Distribution (12b-1) and Services Fees (Attributed to Classes A and B of $137,612
  and $752,643, respectively) .......................................................          890,255
Custody .............................................................................           73,063
Trustees' Fees and Expenses .........................................................           57,030
Other ...............................................................................          790,937
                                                                                          ------------
    Total Expenses ..................................................................       11,255,261
                                                                                          ------------
Net Investment Income ...............................................................     $ 13,781,190
                                                                                          ------------
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
    Investments .....................................................................     $200,835,964
    Futures .........................................................................        8,997,755
                                                                                          ------------
Net Realized Gain ...................................................................      209,833,719
                                                                                          ------------
Unrealized Appreciation/Depreciation:
    Beginning of the Period .........................................................      156,698,636
                                                                                          ------------
    End of the Period:
        Investments .................................................................      211,399,524
        Futures .....................................................................       (1,412,063)
                                                                                          ------------
                                                                                           209,987,461
                                                                                          ------------
Net Unrealized Appreciation During the Period .......................................       53,288,825
                                                                                          ------------
Net Realized and Unrealized Gain ....................................................     $263,122,544
                                                                                          ============
Net Increase in Net Assets From Operations ..........................................     $276,903,734
                                                                                          ============
------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                         Year Ended         Year Ended
                                                                   October 31, 1997   October 31, 1996
                                                                   ----------------   ----------------
From Investment Activities:
Operations:
Net Investment Income ............................................   $   13,781,190     $   16,358,276
Net Realized Gain ................................................      209,833,719        120,884,493
Net Unrealized Appreciation During the Period ....................       53,288,825         39,842,064
                                                                     --------------     --------------
Change in Net Assets from Operations .............................      276,903,734        177,084,833
                                                                     --------------     --------------
Distributions from Net Investment Income .........................      (17,210,779)       (17,629,557)
Distributions from Net Realized Gain .............................     (123,032,325)       (85,264,726)
                                                                     --------------     --------------
    Total Distributions ..........................................     (140,243,104)      (102,894,283)
                                                                     --------------     --------------
Net Change in Net Assets from Investment Activities ..............      136,660,630         74,190,550
                                                                     --------------     --------------
From Capital Transactions:
Proceeds from Shares Sold ........................................      154,800,388        168,779,871
Net Asset Value of Shares Issued Through Dividend Reinvestment ...      138,128,597        101,272,424
Cost of Shares Repurchased .......................................     (180,524,822)      (145,132,999)
                                                                     --------------     --------------
Net Change in Net Assets from Capital Transactions ...............      112,404,163        124,919,296
                                                                     --------------     --------------
Total Increase in Net Assets .....................................      249,064,793        199,109,846

Net Assets:
Beginning of the Period ..........................................    1,027,428,646        828,318,800
                                                                     --------------     --------------
End of the Period (Including accumulated undistributed net
  investment income of $991,411 and $4,421,000, respectively) ....   $1,276,493,439     $1,027,428,646
                                                                     ==============     ==============

See Notes to Financial Statements

Growth and Income Fund                                      Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.

                                                                                          Year Ended October 31
                                                                         --------------------------------------------------------
Class 1 Shares                                                               1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................        $ 18.106     $ 16.95     $ 15.77     $ 17.13     $ 15.54
                                                                         --------     -------     -------     -------     -------
  Net Investment Income..........................................            .237        .308         .36         .29         .29
  Net Realized and Unrealized
    Gain/Loss....................................................           4.235       2.943       2.715      (.2125)     1.8775
                                                                         --------     -------     -------     -------     -------
Total from Investment Operations.................................           4.472       3.251       3.075       .0775      2.1675
                                                                         --------     -------     -------     -------     -------
Less:
  Distributions from Net Investment Income.......................            .295        .340         .30        .275       .2775
  Distributions from Net Realized Gain...........................           2.182       1.755       1.595      1.1625         .30
                                                                         --------     -------     -------     -------     -------
Total Distributions..............................................           2.477       2.095       1.895      1.4375       .5775
                                                                         --------     -------     -------     -------     -------
Net Asset Value, End of the Period...............................        $ 20.101     $18.106     $ 16.95     $ 15.77     $ 17.13
                                                                         ========     =======     =======     =======     =======
Total Return (a).................................................           27.35%      20.58%      22.45%        .51%      14.13%
Net Assets at End of the Period (In millions)....................        $1,097.2     $ 942.9     $ 828.3     $ 712.9     $ 712.4
Ratio of Expenses to Average Net Assets..........................             .88%        .91%        .96%       1.02%       1.05%
Ratio of Net Investment Income to Average Net Assets.............            1.25%       1.78%       2.27%       1.84%       1.76%
Portfolio Turnover...............................................              93%        121%        117%         88%         51%
Average Commission Paid Per Equity Share Traded (b)..............        $  .0296     $ .0564           -           -           -
---------------------------------------------------------------------------------------------------------------------------------



                                                             Class A Shares                           Class B Shares
                                                 --------------------------------------   --------------------------------------
                                                       Year Ended          Period Ended         Year Ended          Period Ended
                                                 October 31, 1997   October 31, 1996(c)   October 31, 1997   October 31, 1996(c)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......           $18.105               $17.190            $18.087               $17.190
                                                          -------               -------            -------               -------
  Net Investment Income........................              .198                  .071               .060                  .042
  Net Realized and Unrealized Gain.............             4.232                  .906              4.221                  .899
                                                          -------               -------            -------               -------
Total from Investment Operations...............             4.430                  .977              4.281                  .941
                                                          -------               -------            -------               -------
Less:
  Distributions from Net Investment
  Income.......................................              .250                  .062               .113                  .044
  Distributions from Net Realized Gain.........             2.182                   -0-              2.182                   -0-
                                                          -------               -------            -------               -------
Total Distributions............................             2.432                  .062              2.295                  .044
                                                          -------               -------            -------               -------
Net Asset Value, End of the Period.............           $20.103               $18.105            $20.073               $18.087
                                                          =======               =======            =======               =======
Total Return (a)...............................             27.04%                 5.72%*            26.08%                 5.49%*
Net Assets at End of the Period (In millions)..           $  79.9               $  32.5            $  99.4               $  52.1
Ratio of Expenses to Average Net Assets........              1.12%                 1.16%              1.88%                 1.91%
Ratio of Net Investment Income to Average
  Net Assets...................................               .96%                 1.78%               .22%                 1.05%
Portfolio Turnover.............................                93%                  121%                93%                  121%
Average Commission Paid Per Equity Share
  Traded (b)...................................           $ .0296               $ .0564            $ .0296               $ .0564

*   Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Represents the average brokerage commission paid per equity share traded during the period for trades where commissions were applicable. This disclosure was not required in fiscal years prior to 1996.

(c) Class A and Class B shares commenced distribution on August 18, 1996.


See Notes to Financial Statements

International Equity Fund                               Portfolio of Investments

October 31, 1997


Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Common Stock and Equivalents 99.2%

Australia 2.4%
Coca-Cola Amatil.......................................   102,171     $  768,814
                                                                      ----------

Austria 3.0%
VA Technologies, AG....................................     3,000        532,328
Wolford, AG............................................     6,000        435,159
                                                                      ----------
                                                                         967,487
                                                                      ----------
Finland 1.4%
Nokia (AB), Series A, Preferred Stock..................     4,600        401,914
Nokia (AB), Series K...................................       400         34,678
                                                                      ----------
                                                                         436,592
                                                                      ----------
Germany 5.0%
SAP AG.................................................       500        143,433
SAP AG, Preferred Stock................................     2,500        744,721
SGL Carbon.............................................     5,000        701,938
                                                                      ----------
                                                                       1,590,092
                                                                      ----------
Hong Kong 4.1%
China Resources........................................   124,000        340,012
HSBC Holdings..........................................    20,812        471,073
Hutchison Whampoa......................................    75,000        518,981
                                                                      ----------
                                                                       1,330,066
                                                                      ----------
Ireland 8.8%
Bank of Ireland........................................    52,102        659,760
Elan Corp., PLC - ADR..................................    10,000        502,352
Independent News.......................................    61,926        363,209
Iona Technologies, PLC - ADR (a).......................    25,000        395,312
Irish Continental......................................    75,200        916,055
                                                                      ----------
                                                                       2,836,688
                                                                      ----------
Israel 1.4%
Teva Pharmaceutical Industries, Ltd....................    10,000        467,500
                                                                      ----------

Italy 2.0%
Telecom Italia, Mobile.................................   175,000        649,144
                                                                      ----------

Japan 8.8%
Bank of Tokyo..........................................       550          7,175
Fujitsu................................................    50,000        548,400
Kato Spring Works......................................    60,000        150,062
Noritsu Koki Co........................................    10,200        339,011
Ohmoto Gumi Co.........................................       600          3,415
Rohm Co................................................     7,000        692,148
Takedo Chemical Industries.............................    40,000      1,090,154
                                                                      ----------
                                                                       2,830,365
                                                                      ----------

See Notes to Financial Statements

International Equity Fund                               Portfolio of Investments

October 31, 1997


Description                                                Shares   Market Value
--------------------------------------------------------------------------------
Malaysia 0.6%
Sungei Way Holdings....................................   165,000     $  108,895
Sunway Building Technology.............................   125,000         86,621
                                                                      ----------
                                                                         195,516
                                                                      ----------
Mexico 1.3%
Gruma, Series B........................................   107,204        419,355
                                                                      ----------

Netherlands 18.6%
Baan Co., NV - ADR.....................................    12,000        841,500
Getronics, NV..........................................    30,271        999,419
Hunter Douglas, NV.....................................    20,312        836,961
IHC Caland, NV.........................................    15,000        922,483
ING Groep, NV Warrants (expiring 03/15/01) (a).........    75,000        772,212
Simac Techniek.........................................    12,555      1,605,669
                                                                      ----------
                                                                       5,978,244
                                                                      ----------
Norway 13.6%
Saevik Supply..........................................    66,666      1,528,730
Smedvig................................................     5,000        151,202
Smedvig, Series B......................................    20,000        590,478
Tomra Systems, AS......................................    40,000      1,031,903
Transocean Offshore, Inc. - ADR........................    20,000      1,080,000
                                                                      ----------
                                                                       4,382,313
                                                                      ----------
Sweden 7.5%
Astra, AB, Series A....................................    30,000        484,653
Autoliv, Inc. - SDR....................................    10,000        394,375
Ericsson (LM) Telephone, Series B......................    10,000        440,593
Munters (a)............................................    20,000        202,940
Nobel Biocare..........................................    25,000        323,769
Prosolvia, AB (a)......................................    16,300        561,476
                                                                      ----------
                                                                       2,407,806
                                                                      ----------
Switzerland 2.6%
Novartis, AG...........................................       533        834,757
                                                                      ----------
United Kingdom 14.7%
Boxmore International..................................   132,000        602,380
Capita Group...........................................   100,000        516,747
Colt Telecom Group (a).................................    50,000        429,085
Dr. Solomons Group, PLC - ADR (a)......................    30,000        918,750
Misys..................................................    25,000        634,190
Powerscreen International..............................    60,674        708,499
Serco Group............................................    65,000        908,418
                                                                      ----------
                                                                       4,718,069
                                                                      ----------
United States 3.4%
Santa Fe International Corp............................    22,000      1,082,125
                                                                      ----------

International Equity Fund                                  Portfolio Investments
October 31, 1997


Description                                                        Market Value
--------------------------------------------------------------------------------
Total Long-Term Investments 99.2% (Cost $25,511,067)..............  $31,894,933

Repurchase Agreement 2.5%

State Street Bank & Trust (U.S. Treasury Note, $793,000 par,
 5.000% coupon, due 08/15/98, dated 10/31/97, to be sold on
 11/03/97 at $793,330)............................................      793,000
                                                                    -----------
Total Investments 101.7% (Cost $26,304,067).......................   32,687,933

Foreign Currency 1.5% (Various Denominations) (Cost $460,463).....      465,024
Liabilities in Excess of Other Assets (3.2%)......................   (1,018,531)
                                                                    -----------
Net Assets 100.0%.................................................  $32,134,426
                                                                    ===========

(a) Non-income producing security as this stock does not currently declare dividends.

See Notes to Financial Statements

International Equity Fund                    Statement of Assets and Liabilities

October 31, 1997

Assets:
Total Investments (Cost $26,304,067)...............................................................................    $32,687,933
Foreign Currency (Cost $460,463)...................................................................................        465,024
Cash...............................................................................................................            810
Receivables:
  Dividends........................................................................................................         26,800
  Foreign Currency Contracts.......................................................................................            487
Unamortized Organizational Costs...................................................................................          9,742
Other..............................................................................................................          4,057
                                                                                                                       -----------
  Total Assets.....................................................................................................     33,194,853
                                                                                                                       -----------
Liabilities:
Payables:
  Investments Purchased............................................................................................        884,410
  Fund Shares Repurchased..........................................................................................         64,462
  Distributor and Affiliates.......................................................................................         36,453
  Investment Advisory Fee..........................................................................................         27,777
Accrued Expenses...................................................................................................         44,510
Trustees' Retirement Plan..........................................................................................          2,815
                                                                                                                       -----------
   Total Liabilities...............................................................................................      1,060,427
                                                                                                                       -----------
Net Assets.........................................................................................................    $32,134,426
                                                                                                                       ===========

Net Assets Consist of:
Capital............................................................................................................    $26,667,446
Net Unrealized Appreciation........................................................................................      6,378,021
Accumulated Net Investment Loss....................................................................................           (394)
Accumulated Net Realized Loss......................................................................................       (910,647)
                                                                                                                       -----------
Net Assets.........................................................................................................    $32,134,426
                                                                                                                       ===========
Maximum Offering Price Per Share:
  Class 1 Shares:
   Net asset value and redemption price per share (Based on net assets of $1,644,265 and
    90,545 shares of beneficial interest issued and outstanding)...................................................    $     18.16
   Maximum sales charge (8.50% of offering price)..................................................................           1.69
                                                                                                                       -----------
   Maximum offering price to public................................................................................    $     19.85
                                                                                                                       ===========
  Class A Shares:
   Net asset value and redemption price per share (Based on net assets of $16,572,917 and
    913,789 shares of beneficial interest issued and outstanding)..................................................    $     18.14
   Maximum sales charge (5.50%* of offering price).................................................................           1.06
                                                                                                                       -----------
   Maximum offering price to public................................................................................    $     19.20
                                                                                                                       ===========
  Class B Shares:
   Net asset value and offering price per share (Based on net assets of $13,917,244 and
    781,557 shares of beneficial interest issued and outstanding)..................................................    $     17.81
                                                                                                                       ===========

*On sales of $10,000 or more for Class 1 shares and $50,000 or more for Class A shares, the sales charge will be reduced.

See Notes to Financial Statements


International Equity Fund                                                                                  Financial Statements

Statement of Operations

                                                                                                                     Year Ended
                                                                                                               October 31, 1997
                                                                                                               ----------------
Investment Income:
Dividends (Net of foreign withholding taxes of $22,549)......................................................        $  232,842
Interest.....................................................................................................            28,063
                                                                                                                     ----------
  Total Income...............................................................................................           260,905
                                                                                                                     ----------
Expenses:
Investment Advisory Fee......................................................................................           267,897
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $36,192 and $113,854, respectively)..           150,046
Shareholder Services.........................................................................................           132,162
Custody......................................................................................................            95,490
Trustees' Fees and Expenses...................................................................................           17,057
Amortization of Organization Costs...........................................................................             4,179
Other........................................................................................................           101,115
                                                                                                                     ----------
   Total Expenses............................................................................................           767,946
                                                                                                                     ----------
Net Investment Loss..........................................................................................        $ (507,041)
                                                                                                                     ==========
Realized and Unrealized Gain/Loss:

Realized Gain/Loss:
  Investments................................................................................................        $ (877,360)
  Foreign Currency Transactions..............................................................................           (20,004)
                                                                                                                     ----------
Net Realized Loss............................................................................................          (897,364)
                                                                                                                     ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period....................................................................................         2,846,054
                                                                                                                     ----------
  End of the Period:
   Investments...............................................................................................         6,383,866
   Foreign Currency Translation of Other Assets and Liabilities..............................................            (5,845)
                                                                                                                     ----------
                                                                                                                      6,378,021
                                                                                                                     ----------
Net Unrealized Appreciation During the Period................................................................         3,531,967
                                                                                                                     ----------
Net Realized and Unrealized Gain.............................................................................        $2,634,603
                                                                                                                     ==========

Net Increase in Net Assets From Operations...................................................................        $2,127,562
                                                                                                                     ==========
-------------------------------------------------------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                                                  Year Ended           Year Ended
                                                                                            October 31, 1997     October 31, 1996
                                                                                            ----------------     ----------------
From Invesment Activities:
Operations:
Net Investment Loss..........................................................................    $  (507,041)         $  (243,652)
Net Realized Loss............................................................................       (897,364)             (44,990)
Net Unrealized Appreciation During the Period................................................      3,531,967            2,240,564
                                                                                                 -----------          -----------
Net Change in Net Assets from Investment Activities..........................................      2,127,562            1,951,922
                                                                                                 -----------          -----------
From Capital Transactions:
Proceeds from Shares Sold....................................................................     16,078,659           11,512,611
Cost of Shares Repurchased...................................................................     (4,645,207)          (4,212,850)
                                                                                                 -----------          -----------
Net Change in the Net Assets from Capital Transactions.......................................     11,433,452            7,299,761
                                                                                                 -----------          -----------
Total Increase in Net Assets.................................................................     13,561,014            9,251,683
Net Assets:
Beginning of the Period......................................................................     18,573,412            9,321,729
                                                                                                 -----------          -----------
End of the Period (Including accumulated net investment loss of $394
  and $812, respectively)....................................................................    $32,134,426          $18,573,412
                                                                                                 ===========          ===========

See Notes to Financial Statements

International Equity Fund                                   Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                   August 8, 1996
                                                                                                                 (Commencement of
                                                                                               Year Ended        Distribution) to
Class 1 Shares                                                                           October 31, 1997     October 31,1996 (a)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................................ $         16.517     $             16.00
                                                                                         ----------------     -------------------
  Net Investment Loss...................................................................            (.169)                  (.028)
  Net Realized and Unrealized Gain......................................................            1.812                    .545
                                                                                         ----------------     -------------------
Total from Investment Operations........................................................            1.643                    .517
                                                                                         ----------------     -------------------
Net Asset Value, End of the Period...................................................... $         18.160      $           16.517
                                                                                         ================     ===================
Total Return* (b).......................................................................             9.99%                   3.25%**
Net Assets at End of the Period (In millions)........................................... $            1.6      $               .2
Ratio of Expenses to Average Net Assets*................................................             2.26%                   2.50%
Ratio of Net Investment Loss to Average Net Assets*.....................................           (1.24%)                  (1.31%)
Portfolio Turnover......................................................................               57%                     78%
Average Commission Paid Per Equity Share Traded (c)..................................... $          .0220      $            .0314
*If certain expenses had not been waived or reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.................................................              N/A                    3.87%
Ratio of Net Investment Loss to Average Net Assets......................................              N/A                   (2.67%)

**  Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

N/A = Not Applicable


See Notes to Financial Statements


 International Equity Fund                                                  Financial Highlights (Continued)
 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                         February 21, 1995
                                                                                                             (Commencement
                                                                                                             of Investment
                                                                       Year Ended         Year ended        Operations) to
Class A Shares                                                   October 31, 1997   October 31, 1996   October 31, 1995(a)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..                                $16.543            $ 13.86                $11.81
                                                                          -------            -------                ------
  Net Investment Loss.....................                                  (.262)             (.189)                 (.14)
  Net Realized and Unrealized Gain........                                  1.855              2.872                  2.19
                                                                          -------            -------                ------
Total from Investment Operations..........                                  1.593              2.683                  2.05
                                                                          -------            -------                ------
Net Asset Value, End of the Period........                                $18.136            $16.543                $13.86
                                                                          =======            =======                ======

Total Return* (b)................................................            9.74%               19.34%              16.28%**(c)
Net Assets at End of Period (In millions)........................         $ 16.6              $  10.4             $   6.6
Ratio of Expenses to Average Net Assets*.........................            2.56%                2.75%               3.64%
Ratio of Net Investment Loss to Average Net Assets*..............           (1.59%)              (1.56%)             (1.40%)
Portfolio Turnover...............................................              57%                  78%                 17%**
Average Commission Paid Per Equity Share Traded (d)..............         $ .0220              $ .0314                  --
*If certain expenses had not been waived or reimbursed by VKAC,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........................             N/A                 4.12%               5.97%
Ratio of Net Investment Loss to Average Net Assets...............             N/A                (2.92%)             (3.73%)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                           February 21, 1995
                                                                                                               (Commencement
                                                                                                               of Investment
                                                                       Year Ended           Year ended        Operations) to
Class B Shares                                                   October 31, 1997     October 31, 1996      October 31, 1995(a)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........................         $16.364              $ 13.79              $11.81
                                                                          -------              -------              ------
 Net Investment Loss.............................................           (.323)               (.254)               (.21)
 Net Realized and Unrealized Gain................................           1.766                2.828                2.19
                                                                          -------              -------              ------
Total from Investment Operations.................................           1.443                2.574                1.98
                                                                          -------              -------              ------
Net Asset Value, End of the Period...............................         $17.807              $16.364              $13.79
                                                                          =======              =======              ======

Total Return* (b)................................................            8.93%               18.64%              15.69%**(c)
Net Assets at End of Period (In millions)........................         $ 13.9              $   8.0              $  2.7
Ratio of Expenses to Average Net Assets*.........................            3.30%                3.50%               4.33%
Ratio of Net Investment Loss to Average Net Assets*..............           (2.34%)              (2.31%)             (2.80%)
Portfolio Turnover...............................................              57%                  78%              17%**
Average Commission Paid Per Equity Share Traded (d)..............         $ .0220              $ .0314               --
*If certain expenses had not been waived or reimbursed by VKAC,
Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........................             N/A                 4.87%               6.67%
Ratio of Net Investment Loss to Average Net Assets...............             N/A                (3.67%)             (5.13%)

**   Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Total Return from March 17, 1995 (date the Fund's investment strategy was implemented) through October 31, 1995 without annualization.

(d) Represents the average brokerage commissions paid per equity share traded during the period for trades where commissions were applicable.

N/A = Not Applicable

See Notes to Financial Statements


Money Market Fund                                       Portfolio of Investments
October 31, 1997
                                                                               Discount
        Par                                                                    Yield on
     Amount                                                                     Date of      Amortized
      (000)   Description                                      Maturity        Purchase           Cost
------------------------------------------------------------------------------------------------------
              Commercial Paper 63.8%
    $ 3,000   American Express Co.......................       02/09/98            5.52%   $ 2,953,540
      3,000   Associates Corp. of North America.........       11/17/97            5.48      2,992,237
      3,000   Chevron Oil Finance Co....................       11/03/97            5.50      2,998,625
      3,000   CIT Group Holdings, Inc...................       12/01/97            5.50      2,985,792
      3,000   Commercial Credit Corp....................       01/16/98            5.50      2,964,708
      3,000   Ford Motor Credit Co......................       01/13/98            5.54      2,965,837
      3,000   General Electric Capital Corp.............       11/03/97            5.49      2,998,628
      3,000   General Electric Co.......................       11/17/97            5.50      2,992,208
      3,000   IBM Credit Corp...........................       12/08/97            5.48      2,982,647
      3,000   John Deere Capital Corp., Class B.........       02/09/98            5.50      2,953,708
      3,000   Merrill Lynch & Co., Inc..................       01/26/98            5.54      2,959,835
      3,000   Metlife Funding, Inc......................       12/17/97            5.49      2,978,497
      3,000   Prudential Funding Corp...................       01/13/98            5.55      2,965,775
                                                                                           -----------
              Total Commercial Paper...................................................     38,692,037
                                                                                           -----------
              U.S. Government Agency Obligations 29.4%
      7,000   Federal Home Loan Bank....................       01/08/98            5.39      6,927,751
      5,000   Federal National Mortgage Association.....       11/06/97            5.44      4,995,467
      3,000   Federal National Mortgage Association.....       01/22/98            5.50      2,961,958
      3,000   Federal National Mortgage Association.....       03/03/98            5.41      2,944,547
                                                                                           -----------
              Total U.S. Government Agency Obligations.................................     17,829,723
                                                                                           -----------
              Repurchase Agreement - 5.7%
              BA Securities, Inc. ($3,475,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 10/31/97, to be sold on
                11/03/97 at $3,476,656)................................................      3,475,000
                                                                                           -----------
Total Investments 98.9% (a)............................................................     59,996,760
Other Assets in Excess of Liabilities 1.1%.............................................        665,075
                                                                                           -----------
Net Assets 100.0%......................................................................    $60,661,835
                                                                                           ===========

(a) At October 31, 1997, cost is identical for both book and federal income tax purposes.

See Notes to Financial Statements

Money Market Fund                       Statements of Assets and Liabilities
October 31, 1997

Assets:
Total Investments, at Amortized Cost which Approximates Market....................  $59,996,760
Cash..............................................................................          136
Receivable for Fund Shares Sold...................................................      992,560
Other.............................................................................       17,486
                                                                                    -----------
  Total Assets....................................................................   61,006,942
                                                                                    -----------
Liabilities:
Payables:
  Fund Shares Repurchased.........................................................      223,293
  Distributor and Affiliates......................................................       80,058
  Income Distributions............................................................        4,054
Accrued Expenses..................................................................       20,961
Trustees, Retirement Plans........................................................       16,741
                                                                                    -----------
  Total Liabilities...............................................................      345,107
                                                                                    -----------
Net Assets........................................................................  $60,661,835
                                                                                    ===========

Net Assets Consist of:
Capital...........................................................................  $60,659,909
Accumulated Undistributed Net Investment Income...................................        1,926
                                                                                    -----------
Net Assets........................................................................  $60,661,835
                                                                                    ===========

Maximum Offering Price Per Share:
  Class 1 Shares:
   Net asset value per share (Based on net assets of $52,990,886 and 52,989,453
   shares of beneficial interest issued and outstanding)..........................  $      1.00
                                                                                    ===========

  Class A Shares:
   Net asset value per share (Based on net assets of $7,396,242 and 7,396,005
   shares of beneficial interest issued and outstanding)..........................  $      1.00
                                                                                    ===========

  Class B Shares:
   Net asset value per share (Based on net assets of $274,707 and 274,699 shares
   of beneficial interest issued and outstanding).................................  $      1.00
                                                                                    ===========

See Notes to Financial Statements

Money Market Fund                                                                                       Financial Statements

Statement of Operations

                                                                                                                  Year Ended
                                                                                                            October 31, 1997
                                                                                                            ----------------
Investment Income:
Interest..................................................................................................        $3,360,214
                                                                                                                  ----------
Expenses:
Shareholder Services......................................................................................           601,447
Investment Advisory Fee...................................................................................           305,876
Registration and Filing Fees..............................................................................            53,138
Reports to Shareholders...................................................................................            35,972
Trustees' Fees and Expenses...............................................................................            18,286
Custody...................................................................................................            11,917
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $4,073 and $1,166, respectively)..             5,239
Other.....................................................................................................            92,738
                                                                                                                  ----------
  Total Expenses..........................................................................................         1,124,613
  Less Fees Waived and Expenses Reimbursed ($305,876 and $201,531, respectively)..........................           507,407
                                                                                                                  ----------
Net Expenses..............................................................................................           617,206
                                                                                                                  ----------
Net Investment Income.....................................................................................        $2,743,008
                                                                                                                  ==========
Net Increase in Net Assets From Operations................................................................        $2,743,008
                                                                                                                  ==========

Statement of Changes in Net Assets

                                                                                                Year Ended         Year Ended
                                                                                          October 31, 1997   October 31, 1996
                                                                                          ----------------   ----------------
From Investment Activities:
Operations:
Net Investment Income...................................................................      $  2,743,008       $  2,761,594
Distributions from Net Investment Income................................................        (2,742,485)        (2,761,337)
                                                                                              ------------       ------------
Net Change in Net Assets from Investment Activities.....................................               523                257
                                                                                              ------------       ------------
From Capital Transactions:
Proceeds from Shares Sold...............................................................        70,230,768         68,178,381
Net Asset Value of Shares Issued Through Dividend Reinvestment..........................         2,692,755          2,715,171
Cost of Shares Repurchased..............................................................       (72,918,035)       (70,542,884)
                                                                                              ------------       ------------
Net Change in Net Assets from Capital Transactions......................................             5,488            350,668
                                                                                              ------------       ------------
Total Increase in Net Assets............................................................             6,011            350,925
Net Assets:
Beginning of the Period.................................................................        60,655,824         60,304,899
                                                                                              ------------       ------------
End of the Period (Including accumulated undistributed net investment income of $1,926
  and $1,403, respectively).............................................................      $ 60,661,835       $ 60,655,824
                                                                                              ============       ============

See Notes to Financial Statements

Money Market Fund                                           Financial Highlights

   The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                       Year Ended October 31
                                                                      ----------------------------------------------------------
Class 1 Shares                                                         1997       1996         1995           1994        1993
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...........................   $ 1.00      $ 1.00      $   1.00      $  1.00      $  1.00
Net Investment Income..............................................     .045        .045         .0492        .0288         .023
                                                                      ------      ------      --------      -------      -------
Less Distributions from Net Investment Income......................    (.045)      (.045)       (.0492)      (.0288)       (.023)
Net Asset Value, End of the Period.................................   $ 1.00      $ 1.00      $   1.00      $  1.00      $  1.00
                                                                      ======      ======      ========      =======      =======
Total Return*(b)...................................................     4.58%       4.57%         5.01%        2.91%        2.31%
Net Assets at End of the Period (In millions)......................   $ 53.0      $ 59.9      $   60.3      $  56.4      $  59.2
Ratio of Expenses to Average Net Assets*...........................     1.00%       1.00%         1.00%        1.00%        1.00%
Ratio of Net Investment Income to Average Net Assets*..............     4.49%       4.48%         4.89%        2.87%        2.30%
*If certain expenses had not been waived or reimbursed by VKAC,
  Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets............................     1.83%       1.86%         1.71%        1.84%        1.74%
Ratio of Net Investment Income to Average Net Assets...............     3.66%       3.62%         4.18%        2.03%        1.56%

                                                                     Class A Shares                        Class B Shares
                                                       ------------------------------------   -------------------------------------
                                                             Year Ended      Period Ended           Year Ended         Period Ended
                                                       October 31, 1997  October 31, 1996(a)  October 31, 1997  October 31, 1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............        $   1.00            $   1.00           $   1.00           $   1.00
                                                               --------            --------           --------           --------
Net Investment Income..................................            .044                .010               .037               .007
Less Distributions from Net Investment Income..........           (.044)              (.010)             (.037)             (.007)
                                                               --------            --------           --------           --------
Net Asset Value, End of the Period.....................        $   1.00            $   1.00           $   1.00           $   1.00
                                                               ========            ========           ========           ========
Total Return*(b).......................................            4.49%               1.00%**            3.82%               .73%**
Net Assets at End of the Period (In millions)..........        $    7.4            $     .7            $    .3            $    .0
Ratio of Expenses to Average Net Assets*...............            1.10%               1.09%              1.76%              1.75%
Ratio of Net Investment Income to Average Net Assets*..            4.45%               4.49%              3.81%              4.17%
*If certain expenses had not been waived or
   reimbursed by VKAC, Total Return would have been
   lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................            1.93%               1.96%              2.59%              2.61%
Ratio of Net Investment Income to Average Net Assets...            3.62%               3.62%              2.98%              3.31%

**  Non-Annualized

(a) Class A and Class B Shares commenced distribution on August 8, 1996.

(b) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge for Class B Shares.


See Notes to Financial Statements

 Municipal Bond Fund                                   Portfolio of Investments
 October 31, 1997


    Par
 Amount
  (000)     Description                                                        Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------------
      Municipal Bonds 99.6%
            Alaska 1.0%
$ 1,000     Valdez, AK Marine Term Rev Sohio Pipeline Rfdg.................     7.125%   12/01/25      $1,120,690
                                                                                                       ----------
            Arizona 0.6%
    400     Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg......     6.500    07/01/09         427,812
    225     Scottsdale, AZ Indl Dev Auth Rev First Mtg Westminster Vlg Ser
            A Rfdg.........................................................     8.250    06/01/15         249,545
                                                                                                       ----------
                                                                                                          677,357
                                                                                                       ----------
            California 3.0%
    100     California Spl Dist Fin Auth Ctfs Partn Ser A..................     8.500    07/01/18         104,529
    500     Compton, CA Ctfs Partn Ser B...................................     7.500    08/01/15         501,275
    560     Del Mar, CA Racetrack Auth Rev Rfdg............................     6.000    08/15/01         580,451
  1,000     Orange Cnty, CA Recovery Ctfs Ser A (MBIA Insd)................     6.000    07/01/08       1,115,120
  1,000     Orange Cnty, CA Recovery Ctfs Ser A Rfdg (MBIA Insd)...........     6.000    06/01/09       1,115,060
                                                                                                       ----------
                                                                                                        3,416,435
                                                                                                       ----------
            Colorado 8.2%
  1,000     Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser B
            (Prerefunded @ 08/31/05).......................................     7.000    08/31/26       1,185,700
  7,000     Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C
            (Prerefunded @ 08/31/05).......................................         *    08/31/26       1,027,810
    500     Arvada, CO Sales & Use Tax Rev Rfdg & Impt (FGIC Insd).........     6.250    12/01/12         538,400
    250     Berry Creek Metro Dist CO Rfdg & Impt..........................     8.250    12/01/11         276,437
  1,000     E-470 Pub Hwy Auth CO Rev Sr Ser A (MBIA Insd).................     5.000    09/01/17         977,780
  1,000     E-470 Pub Hwy Auth CO Rev Cap Apprec Rfdg Sr Ser B (MBIA Insd).         *    09/01/22         264,350
  2,000     E-470 Pub Hwy Auth CO Rev Sr Ser A Rfdg (MBIA Insd)............     5.000    09/01/26       1,911,700
    400     Edgewater, CO Redev Auth Tax Increment Rev.....................     6.750    12/01/08         436,196
    500     Highlands Ranch Metro Dist No 1 CO Rfdg & Impt Ser A
            (Prerefunded @ 09/01/02).......................................     7.300    09/01/12         576,650
  1,000     Highlands Ranch Metro Dist No 2 CO Rfdg (FSA Insd).............     6.500    06/15/10       1,154,330
    100     Jefferson Cnty, CO Districtwide Sales Tax Rev
            (Prerefunded @ 12/01/98).......................................     8.200    12/01/13         104,495
  1,000     Larimer Cnty, CO Sch Dist No R1 Poudre Ctfs Partn Lease
            (MBIA Insd)....................................................     5.650    12/01/16       1,039,580
                                                                                                       ----------
                                                                                                        9,493,428
                                                                                                       ----------
            Connecticut 1.0%
  1,000     Mashantucket Western Pequot Tribe CT Ser A, 144A -- Private
            Placement (c)..................................................     6.500    09/01/05       1,109,140
                                                                                                       ----------
            Delaware 0.3%
    250     Delaware St Econ Dev Auth Rev Osteopathic Hosp Assoc DE
            Ser A..........................................................     6.750    01/01/13         286,643
                                                                                                       ----------
            District of Columbia 0.5%
     20     District of Columbia Rev Howard Univ Ser A (MBIA Insd).........     8.000    10/01/17          20,726
    500     District of Columbia Ser A (Prerefunded @ 06/01/00)
            (AMBAC Insd)...................................................     7.500    06/01/10         549,925
                                                                                                       ----------
                                                                                                          570,651
                                                                                                       ----------

See Notes to Financial Statements

Municipal Bond Fund                        Portfolio of Investments (Continued)
October 31, 1997

   Par
Amount
 (000)     Description                                                                 Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------------------------
           Florida 1.7%
$  410     Broward Cnty, FL Res Recovery Rev Waste Energy North Proj.............      7.950%  12/01/08  $    446,605
 1,000     Florida St Correctional Privatization Comm Ctfs Partn (AMBAC Insd)....      5.000   08/01/17       975,890
   500     Saint Petersburg, FL Hlth Fac Auth Rev Allegany Hlth Sys Ser B
           (Prerefunded @ 12/01/99)..............................................      7.750   12/01/15       546,780
                                                                                                          -----------
                                                                                                            1,969,275
                                                                                                          -----------
           Hawaii 0.9%
 1,000     Hawaii St Ser CD Rfdg.................................................      5.000   02/01/03     1,027,320
                                                                                                          -----------
           Illinois 6.3%
   500     Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago....................      7.000   01/01/11       597,715
   500     Chicago, IL Wastewtr Transmission Rev (Prerefunded @ 01/01/03)
           (FGIC Insd)...........................................................      6.300   01/01/12       553,020
   500     Cook Cnty, IL (Prerefunded @ 11/01/00) (MBIA Insd)....................      7.000   11/01/10       550,070
   500     Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd)      8.750   01/01/07       645,890
   250     Crestwood, IL Tax Increment Rev Rfdg..................................      7.250   12/01/08       265,810
   500     DuPage Cnty, IL Alt Rev Stormwtr Proj (Prerefunded @ 01/01/02)........      6.550   01/01/21       551,950
   250     Illinois Dev Fin Auth Rev Columbus Cuneo Cabrini Med Cent Rfdg
           (Prerefunded @ 02/01/00)..............................................      8.500   02/01/15       277,723
 1,000     Illinois Hlth Fac Auth Rev Sherman Hlth Sys (AMBAC Insd)..............      5.250   08/01/17       983,020
   500     Illinois Hlth Fac Auth Rev Delnor Cmnty Hosp Proj
           (Prerefunded @ 05/15/99)..............................................      8.000   05/15/19       539,235
   500     Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B
           (Perefunded @ 10/01/99)...............................................      7.700   10/01/19       543,005
   500     Illinois Hlth Fac Auth Rev Lutheran Hlth Sys Ser B Rfdg (MBIA Insd)...      6.000   04/01/18       512,190
   250     Illinois Hlth Fac Auth Rev Mem Hosp...................................      7.250   05/01/24       269,075
   300     Illinois Hlth Fac Auth Rev Mercy Cent for Hlthcare Svcs...............      6.625   10/01/12       318,543
   500     Illinois Hlth Fac Auth Rev Northwestern Mem Hosp......................      6.750   08/15/11       547,375
    78     Illinois Hlth Fac Auth Rev Ser A (MBIA Insd)..........................      7.900   08/15/03        79,019
    40     Illinois Hlth Fac Auth Rev Ser A Rfdg (MBIA Insd).....................      7.900   08/15/03        46,133
                                                                                                          -----------
                                                                                                            7,279,773
                                                                                                          -----------
           Indiana 1.0%
   100     Carmel, IN Retirement Rental Hsg Rev Beverly Enterprises
           Inc Proj Rfdg.........................................................      8.750   12/01/08       113,744
   500     Merrillville, IN Multi Sch Bldg Corp First Mtg
           (Prerefunded @ 07/15/00)..............................................      7.500   07/15/09       552,645
   500     Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp
           South Bend Proj (MBIA Insd)...........................................      6.250   08/15/22       533,255
                                                                                                          -----------
                                                                                                            1,199,644
                                                                                                          -----------

           Iowa 0.9%
 1,000     Des Moines, IA Pkg Fac Rev Ser A (FGIC Insd)..........................      7.250   07/01/15     1,067,010
                                                                                                          -----------

           Kansas 0.2%
   250     Newton, KS Hosp Rev Newton Hlthcare Corp Ser A........................      7.375   11/15/14       274,000
                                                                                                          -----------

           Kentucky 0.8%
 1,000     Jefferson Cnty, KY Hlth Fac Rev (MBIA Insd)...........................      5.125   10/01/27       957,940
                                                                                                          -----------

See Notes to Financial Statements

Municipal Bond Fund                         Portfolio of Investments (Continued)
October 31, 1997

   Par
Amount
 (000)   Description                                                                     Coupon    Maturity    Market Value
---------------------------------------------------------------------------------------------------------------------------
         Louisiana  0.2%
$  210   Louisiana Pub Fac Auth Rev Indl Dev Beverly Enterprises Inc Rfdg ............    8.250%   09/01/08     $   233,556
                                                                                                                -----------

         Maine  0.5%
   250   Maine St Hsg Auth Mtg Pur Ser B .............................................    7.900    11/15/06         258,678
   250   Regional Waste Sys Inc ME Solid Waste Res Recovery Rev ......................    7.950    07/01/10         267,480
                                                                                                                -----------
                                                                                                                    526,158
                                                                                                                -----------
         Massachusetts  4.0%
   500   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd) (Prerefunded @ 08/15/00) ....    7.625    02/15/21         554,815
 1,000   Holyoke, MA Ser B Rfdg (FSA Insd) ...........................................    6.000    06/15/07       1,098,830
     5   Massachusetts Muni Wholesale Elec Co Pwr Supply Sys Rev Ser A ...............    8.750    07/01/18           5,975
   250   Massachusetts St Hsg Fin Agy Hsg Rev Single Family Ser 31 ...................    6.450    12/01/16         263,788
   250   Massachusetts St Indl Fin Agy Indl Rev Beverly Enterprises Inc/Gloucester &
         Lexington Proj Rfdg .........................................................    8.000    05/01/02         269,902
   500   Massachusetts St Wtr Res Auth Ser A (Prerefunded @ 04/01/00) ................    7.500    04/01/16         548,570
 2,000   Massachusetts Str Tpk Auth Sr Ser A (MBIA Insd) .............................    5.000    01/01/27       1,905,560
                                                                                                                -----------
                                                                                                                  4,647,440
                                                                                                                -----------
         Michigan  4.0%
   500   Detroit, MI Area No 1 Ser A (Prerefunded @ 07/01/99) ........................    7.600    07/01/10         538,190
 2,000   Detroit, MI Downtown Dev Auth Tax Increment Rev Dev Area No 1 Proj Ser C1 ...    6.250    07/01/25       2,118,000
   200   Huron Vly, MI Sch Dist (Prerefunded @ 05/01/01) (FGIC Insd) .................    7.100    05/01/08         222,398
   500   Kent Hosp Fin Auth MI Hosp Fac Rev Ser A (Prerefunded @ 01/15/00) ...........    7.250    01/15/12         542,160
   195   Michigan St Hosp Fin Auth Rev Detroit Med Cent Ser A Rfdg (Prerefunded @
         08/15/98) ...................................................................    8.125    08/15/12         205,169
 1,000   Western Michigan Univ Rev Rfdg (FGIC Insd) ..................................    5.125    11/15/22         974,520
                                                                                                                -----------
                                                                                                                  4,600,437
                                                                                                                -----------
         Minnesota  0.1%
   150   Minneapolis, MN Hlthcare Fac Rev Ebenezer Society Proj Ser A ................    7.000    07/01/12         158,706
                                                                                                                -----------

         Mississippi  0.9%
   500   Mississippi Hosp Equip & Fac Auth Rev Magnolia Hosp Proj Ser A ..............    7.375    10/01/21         529,420
   500   Ridgeland, MS Urban Renewal Rev The Orchard Ltd Proj Ser A Rfdg .............    7.750    12/01/15         538,755
                                                                                                                -----------
                                                                                                                  1,068,175
                                                                                                                -----------
         Missouri  5.4%
 2,750   Kansas City, MO Muni Assistance Corp Rev Rfdg (MBIA Insd) ...................    5.000    04/15/20       2,656,362
   500   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Heartland Hlth Sys Proj ........    6.875    11/15/04         545,180
   500   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Lake of the Ozarks Hosp
         (Prerefunded @ 02/15/99) ....................................................    8.000    02/15/11         534,430
   500   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Lake of the Ozarks Hosp Rfdg ...    6.000    02/15/06         525,275
   250   Missouri St Hlth & Edl Fac Auth Rfdg & Impt .................................    8.125    10/01/10         272,868
 1,615   Saint Charles Cnty, MO Indl Dev Auth Indl Rev Westchester Vlg Apt Ser A Rfdg
         (FNMA Collateralized) .......................................................    6.050    02/01/17       1,690,178
                                                                                                                -----------
                                                                                                                  6,224,293
                                                                                                                -----------

See Notes to Financial Statements

Municipal Bond Fund                         Portfolio of Investments (Continued)
October 31, 1997


  Par
 Amount
 (000)     Description                                                               Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------------------------------


           Nevada 1.9%
   $2,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C Rfdg
           (AMBAC Insd)(b)......................................................     7.200%    10/01/22    $2,244,260
                                                                                                           ----------
           New Hampshire 0.9%
      370  New Hampshire Higher Edl & Hlth Fac Auth Rev First Mtg
           Odd Fellows Home Rfdg................................................     9.000     06/01/14       437,096
      520  New Hampshire Higher Edl & Hlth Fac Auth Rev New
           London Hosp Assn Proj................................................     7.500     06/01/05       582,410
                                                                                                           ----------
                                                                                                            1,019,506
                                                                                                           ----------
           New Jersey 3.3%
    1,500  Mercer Cnty, NJ Impt Auth Rev Cap Apprec.............................         *     04/01/11       766,230
    1,000  New Jersey Bldg Auth Str Bldg (MBIA Insd)............................     5.000     06/15/18       977,300
      880  New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev Ser G Rfdg.......     8.400     12/15/15       960,441
    1,000  New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA Insd)................     6.500     01/01/16     1,161,210
                                                                                                           ----------
                                                                                                            3,865,181
                                                                                                           ----------
           New Mexico 0.9%
    1,000  Farmington, NM Pollutn Ctl Rev Southern CA
           Edison Co Ser A Rfdg.................................................     7.200     04/01/21     1,089,870
                                                                                                           ----------
           New York 9.1%
    1,035  Monroe Woodbury NY Cent Sch Dist 1 (MBIA Insd).......................     5.625     05/15/20     1,063,556
      350  New York City Indl Dev Agy Civic Fac Marymount Manhattan College Proj     7.000     07/01/23       373,663
    1,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev....................     5.250     06/15/29       972,880
      500  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser C
           (Prerefunded @ 06/15/01).............................................     7.750     06/15/20       567,020
      865  New York City Ser B..................................................     7.000     08/15/16       978,185
      135  New York City Ser B (Prerefunded @ 08/15/04).........................     7.000     08/15/16       157,047
      500  New York St Dorm Auth Rev City Univ Sys Ser C Rfdg...................     6.000     07/01/16       510,050
    3,000  New York St Dorm Auth Rev Mental Health Svcs Fac Impt Ser B..........     5.375     02/15/26     2,921,070
      750  New York St Dorm Auth Rev St Univ Edl Fac Ser A
           (Prerefunded @ 05/15/00).............................................     7.700     05/15/12       829,815
      500  New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Ser A
           (FHA Gtd) (Prerefunded @ 02/15/99)...................................     7.250     02/15/24       530,485
    1,000  New York, NY City Muni Wtr Fin Auth Wtr & Swr Sys Rev
           (AMBAC Insd).........................................................     5.125     06/15/22       980,070
      500  Triborough Brdg & Tunnel Auth NY Rev Ser R
           (Prerefunded @ 01/01/00).............................................     7.375     01/01/16       541,700
      150  Triborough Brdg & Tunnel Auth NY Spl Oblig Mtg
           Recording Tax Ser A (Prerefunded @ 01/01/98).........................     8.000     01/01/18       153,287
                                                                                                           ----------
                                                                                                           10,578,828
                                                                                                           ----------
           North Carolina 1.2%
      500  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg
           (Prerefunded @ 01/01/22).............................................     4.500     01/01/24       456,940
      400  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg
           (Prerefunded @ 01/01/98).............................................     8.000     01/01/21       410,732

See Notes to Financial Statements

Municipal Bond Fund                         Portfolio of Investments (Continued)
October 31, 1997

   Par
Amount
 (000)      Description                                                                              Coupon   Maturity Market Value
-----------------------------------------------------------------------------------------------------------------------------------
            North Carolina (Continued)
$  250      North Carolina Med Care Cmnty Hlthcare Fac Rev
            (Prerefunded @ 10/01/99)...............................................................   7.800%  10/01/19   $  272,202
   250      North Carolina Muni Pwr Agy No 1 Catawba Elec Rev Rfdg
            (Prerefunded @ 01/01/98)...............................................................   7.875   01/01/19      256,655
                                                                                                                         ----------
                                                                                                                          1,396,529
                                                                                                                         ----------
            Ohio 7.8%
 1,840      Brecksville Broadview Heights, OH City Sch Dist (FGIC Insd)............................   6.500   12/01/16    2,083,174
   500      Cleveland, OH Pkg Fac Rev (Prerefunded @ 09/15/02).....................................   8.000   09/15/12      588,025
   500      Cuyahoga Cnty, OH Hlthcare Fac Rev Judson Retirement Cmnty Ser A Rfdg..................   7.000   11/15/10      528,745
   660      Delaware Cnty, OH Hlthcare Fac Rev Mtg Centrum at Willow Brook (FHA Gtd)...............   6.550   02/01/35      715,777
 1,000      Dublin, OH City Sch Dist (FGIC Insd)...................................................   5.000   12/01/18      972,030
 1,000      Dublin, OH City Sch Dist Rfdg (MBIA Insd)..............................................   5.000   12/01/19      969,150
 1,000      Greater Cincinnati OH Elderly Hsg Dev Corp Mtg Rev Ser A Rfdg (FSA Insd)...............   6.600   08/01/25    1,077,500
 1,000      Miami Cnty, OH Hosp Fac Rev Upper Vly Med Cent Ser A Rfdg & Impt.......................   6.000   05/15/06    1,055,980
 1,000      Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH Edison Co Proj Rfdg........................   5.950   05/15/29    1,014,180
                                                                                                                         ----------
                                                                                                                          9,004,561
                                                                                                                         ----------

            Oklahoma 0.5%
   500      Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med Cent
            (Prerefunded @ 06/01/03)...............................................................   7.200   06/01/17      576,860
                                                                                                                         ----------
            Pennsylvania 8.4%
 1,000      Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St Francis Med Cent Proj.....................   5.750   05/15/17    1,018,550
   250      Emmaus, PA Genl Auth Rev Ser A (BIGI Insd).............................................   8.150   05/15/18      259,108
   500      Erie Cnty, PA Higher Edl Bldg Auth College Rev Ser A (Prerefunded @ 06/01/99)..........   8.500   06/01/15      544,120
 1,500      Jim Thorpe PA Area Sch Dist Ser A (MBIA Insd)..........................................   5.375   03/15/22    1,500,465
   500      Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church of Christ Homes Rfdg........   6.750   10/01/10      508,730
   280      Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg Nursing & Rehab Cent...................   7.625   07/01/18      317,411
   100      Northeastern PA Hosp Auth Rev Nesbitt Mem Hosp Ser A Rfdg (Prerefunded @ 07/01/00).....   7.500   07/01/12      110,172
 1,000      Pennsylvania St Higher Edl Fac Auth College & Univ Rev Bryn Mawr College (MBIA Insd)...   5.625   12/01/27    1,024,330
   500      Pennsylvania St Higher Edl Fac Auth College & Univ Rev Hahnemann Univ Proj
            (Prerefunded @ 07/01/99) (MBIA Insd)...................................................   7.200   07/01/19      535,420
   150      Pennsylvania St Higher Edl Fac Auth Hosp Rev (Prerefunded @ 01/01/98)..................   8.000   01/01/18      154,011
   250      Pennsylvania St Higher Edl Fac Auth Rev Med College PA Ser A (Prerefunded @ 03/01/99)..   8.375   03/01/11      269,057
 1,400      Philadelphia, PA.......................................................................   5.000   05/15/27    1,323,672
   500      Philadelphia, PA Hosps & Higher Edl Fac Auth Hosp Rev PA Hosp Rfdg.....................   6.250   07/01/06      535,670
   250      Scranton-Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor Hosp Proj Ser B
            (Prerefunded @ 07/01/01)...............................................................   8.500   07/01/20      290,172

See Notes to Financial Statements

Municipal Bond Fund                         Portfolio of Investments (Continued)

October 31, 1997

   Per
Amount
 (000)   Description                                                               Coupon    Maturity     Market Value
----------------------------------------------------------------------------------------------------------------------
         Pennsylvania (Continued)
$2,000   Shaler, PA Area Sch Dist Ser A (FGIC Insd) (a).........................       *     11/15/20     $    556,620
   500   Shenandoah Vly, PA Sch Dist Ser B......................................       *     02/01/12          234,975
   500   Warren Cnty, PA Hosp Auth Rev Warren Genl Hosp Proj Ser A..............   6.900%    04/01/11          539,370
                                                                                                          ------------
                                                                                                             9,721,853
                                                                                                          ------------
         Rhode Island 0.5%
   500   Rhode Island Depositors Econ Protection Corp Spl Oblig Ser A
         (Prerefunded @ 08/01/02) (FSA Insd)....................................   6.625     08/01/19          558,855
                                                                                                          ------------
         South Dakota 0.7%
   500   South Dakota St Hlth & Edl Fac Auth Rev Huron Regl Med Cent............   7.250     04/01/20          545,845
    20   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp.................   7.625     11/01/13           22,433
   230   South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
         (Prerefunded @ 11/01/98)...............................................   7.625     11/01/13          242,797
                                                                                                          ------------
                                                                                                               811,075
                                                                                                          ------------
         Tennessee 1.7%
 1,000   Franklin, TN Indl Dev Brd Multi-Family Rev Hsg Landings Apt
         Proj Ser A Rfdg (FSA Insd).............................................   5.900     10/01/16        1,036,520
   890   Tennessee Hsg Dev Agy Home Ownership Pgm...............................   6.800     07/01/17          939,546
                                                                                                          ------------
                                                                                                             1,976,066
                                                                                                          ------------
         Texas 11.2%
   685   Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney Woods
         Apt Proj Rfdg..........................................................   6.500     10/01/10          713,756
   500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint Luke's Lutheran Hosp
         (Prerefunded @ 05/01/03)...............................................   7.900     05/01/18          582,680
   250   Brazoria Cnty, TX Muni Util Dist No 2..................................   7.000     09/01/08          264,013
   500   Brownsville, TX Util Sys Rev (Prerefunded @ 09/01/00) (AMBAC Insd).....   6.500     09/01/17          541,300
   500   Ector Cnty, TX Hosp Dist Hosp Rev Med Cent Hosp........................   7.125     04/15/02          542,535
 1,000   El Paso Cnty, TX Pkg Fac Rev Ctfs Oblig (Prerefunded @ 08/15/99).......   6.500     08/15/11        1,061,390
   500   Frenship, TX Indpt Sch Dist Rfdg.......................................   5.500     02/15/03          522,240
   500   Frenship, TX Indpt Sch Dist Rfdg.......................................   5.500     02/15/04          520,255
   250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys Proj Rfdg...............   7.125     06/01/15          288,245
 1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj Ser A
         (AMBAC Insd)...........................................................   7.250     02/15/15        1,347,575
   500   Houston, TX Wtr Sys Rev (Prerefunded @ 12/01/97).......................   7.250     12/01/07          511,400
 1,500   Irving, TX Flood Ctl Dist Section 3 Rfdg (AMBAC Insd)..................       *     09/01/08          885,960
   250   Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson Mem Hosp Proj Rfdg......   7.750     04/01/13          272,862
   250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt................   7.000     05/15/28          271,455
   250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev Rfdg & Impt
         (Prerefunded @ 05/15/03)...............................................   7.000     05/15/28          285,235
 1,000   Tarrant Cnty, TX Hlth Fac Dev TX Hlth Res Sys Ser A (MBIA Insd)........   5.000     02/15/26          943,630
 1,370   Temple, TX Junior College Dist Hsg Sys & Use Fee Rev Rfdg (MBIA Insd)..   5.375     07/01/21        1,370,356
   130   Texas Genl Svcs Comm Partn Interests Office Bldg & Land
         Acquisition Proj.......................................................   7.000     08/01/14          133,513
   330   Texas Genl Svcs Comm Partn Interests Office Bldg & Land
         Acquisition Proj.......................................................   7.000     08/01/24          338,917

See Notes to Financial Statements

Municipal Bond Fund                         Portfolio of Investments (Continued)
October 31, 1997

   Par
Amount
 (000)  Description                                                                      Coupon    Maturity    Market Value
---------------------------------------------------------------------------------------------------------------------------
        Texas  (Continued)
$  485  Texas Hsg Agy Residential Dev Rev Ser A (GNMA Collateralized) ................    7.600%   07/01/16    $    514,692
   215  Texas Hsg Agy Single Family Mtg Rev Ser A Rfdg ...............................    7.150    09/01/12         228,278
   500  Texas Wtr Res Fin Auth Rev (AMBAC Insd) ......................................    7.500    08/15/13         527,750
   250  Winters, TX Wtrwks & Swr Sys Rev Rfdg (Prerefunded @ 08/01/03) ...............    8.500    08/01/17         302,677
                                                                                                               ------------
                                                                                                                 12,970,714
                                                                                                               ------------
        Utah  0.3%
   250  Utah St Bldg Ownership Auth Lease Rev Dept Employment Security Proj
        (Prerefunded @ 08/15/98) .....................................................    7.800    08/15/10         257,745
    45  Utah St Hsg Fin Agy Mtg Ser G ................................................    8.100    07/01/16          46,942
                                                                                                               ------------
                                                                                                                    304,687
                                                                                                               ------------
        Virginia  5.2%
 3,500  Chesapeake Bay Brdg & Tunnel Comm VA Dist Rev Rfdg (MBIA Insd)(b) ............    5.000    07/01/22       3,360,805
   200  Faifax Cnty, VA Multi-Family Hsg Paul Spring Cent Ser A Rfdg (FHA Gtd)(b) ....    5.900    06/15/17         207,880
   750  Faifax Cnty, VA Multi-Family Hsg Paul Spring Cent Ser A Rfdg (FHA Gtd) .......    6.000    12/15/28         779,385
 1,000  Peninsula Ports Auth VA Coal Terminal Rev Rfdg ...............................    7.375    06/01/20       1,089,990
   500  Prince William Cnty, VA Indl Dev Auth Rev Potomac Place Ser A Rfdg
        (GNMA Collateralized) ........................................................    6.250    12/20/27         528,650
                                                                                                               ------------
                                                                                                                  5,966,710
                                                                                                               ------------
        Washington  2.2%
 2,000  Washington St Hlthcare Fac Virginia Mason Med Cent Ser A Rfdg (MBIA Insd) ....    5.125    08/15/17       1,945,320
   250  Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (FGIC Insd) ...........    7.125    07/01/16         304,275
   250  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev
        (Prerefunded @ 01/01/01) .....................................................    7.625    07/01/10         279,385
                                                                                                               ------------
                                                                                                                  2,528,980
                                                                                                               ------------
        Wisconsin  2.3%
   250  Jefferson, WI Sewage Sys Wtrwks & Elec Sys Mtg Rev (Prerefunded @ 07/01/01) ..    7.400    07/01/16         277,217
 2,000  Southeast Wisconsin Prof Baseball Park Dist Lease Ctfs Partn (MBIA Insd) .....        *    12/15/08       1,171,140
   150  Wisconsin Hsg & Econ Dev Auth Hsg Rev Ser B ..................................    8.000    11/01/18         156,893
 1,000  Wisconsin St Hlth & Edl Fac Auth Rev Marquette Univ Proj (FGIC Insd) .........    6.450    12/01/19       1,091,970
                                                                                                               ------------
                                                                                                                  2,697,220
                                                                                                               ------------
Total Investments  99.6%
        (Cost $106,964,600) ...............................................................................     115,219,826
Other Assets in Excess of Liabilities  0.4% ...............................................................         483,012
                                                                                                               ------------
Net Assets  100.0% ........................................................................................    $115,702,838
                                                                                                               ============

*    Zero coupon bond

(a)  Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.


See Notes to Financial Statements

Municipal Bond Fund                         Statement of Assets and Liabilities
October 31, 1997

Assets:
Total Investments (Cost $106,964,600)............................  $115,219,826
Receivables:
  Interest.......................................................     1,917,161
  Investments Sold...............................................       981,503
  Fund Shares Sold...............................................       204,908
  Variation Margin on Futures....................................        10,000
Other............................................................        27,717
                                                                   ------------
  Total Assets...................................................   118,361,115
                                                                   ------------
Liabilities:
Payables:
  Investments Purchased..........................................     1,532,243
  Custodian Bank.................................................       784,173
  Fund Shares Repurchased........................................        97,745
  Income Distributions...........................................        65,580
  Investment Advisory Fee........................................        59,048
  Distributor and Affiliates.....................................        40,951
Trustees' Retirement Plan........................................        31,400
Accrued Expenses.................................................        30,731
Options at Market Value (Net premiums paid of $43,321)...........        16,406
                                                                   ------------
  Total Liabilities..............................................     2,658,277
                                                                   ------------
Net Assets.......................................................  $115,702,838
                                                                   ============
Net Assets Consist of:
Capital..........................................................  $106,093,304
Net Unrealized Appreciation......................................     8,365,945
Accumulated Net Realized Gain....................................       948,278
Accumulated Undistributed Net Investment Income..................       295,311
                                                                   ------------
Net Assets.......................................................  $115,702,838
                                                                   ============
Maximum Offering Price Per Share:
  Class 1 Shares:
   Net asset value and redemption price per share (Based on net assets of $104,134,036 and 7,328,426 shares of beneficial
    interest issued and outstanding).............................  $      14.21
   Maximum sale charge (4.75%* of offering price)................           .71
                                                                   ------------
   Maximum offering price to public..............................  $      14.92
                                                                   ============
  Class A Shares:
   Net asset value and redemption price per share (Based on net assets of $8,750,932 and 615,828 shares of beneficial
    interest issued and outstanding).............................  $      14.21
   Maximum sales charge (4.50%* of offering price)...............           .67
                                                                   ------------
   Maximum offering price to public..............................  $      14.88
                                                                   ============
  Class B Shares:
   Net asset value and offering price per share (Based on net assets of $2,817,870 and 198,487 shares of beneficial
    interest issued and outstanding).............................  $      14.20
                                                                   ============

*On sales of $100,000 or more for Class 1 and Class A shares, the sales charge will be reduced.

See Notes to Financial Statements

Municipal Bond Fund
Financial Statements

                                                                                                                       Year Ended
                                                                                                                    October 31, 1997
                                                                                                                    ----------------
Statement of Operations

Investment Income:
Interest..........................................................................................................     $6,956,491
                                                                                                                       ----------

Expenses:
Investment Advisory Fee...........................................................................................        704,693
Shareholder Services..............................................................................................        218,925
Registration and Filing Fees......................................................................................         36,754
Distribution (12b-1) and Service Fees (Attributed to Classes A and B of $13,371 and $16,122, respectively)........         29,493
Trustees' Fees and Expenses.......................................................................................         20,828
Custody...........................................................................................................         11,019
Other.............................................................................................................        159,130
                                                                                                                       ----------

   Total Expenses.................................................................................................      1,180,842
                                                                                                                       ----------

Net Investment Income.............................................................................................     $5,775,649
                                                                                                                       ==========


Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
  Investments.....................................................................................................     $  697,904
  Options.........................................................................................................        164,591
  Futures.........................................................................................................         67,016
                                                                                                                       ----------

Net Realized Gain.................................................................................................        929,511
                                                                                                                       ----------

Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................................................................      6,030,189
                                                                                                                       ----------

  End of the Period:
   Investments....................................................................................................      8,255,226
   Futures........................................................................................................         83,804
   Options........................................................................................................         26,915
                                                                                                                       ----------

                                                                                                                        8,365,945
                                                                                                                       ----------

Net Unrealized Appreciation During the Period.....................................................................      2,335,756
                                                                                                                       ----------

Net Realized and Unrealized Gain..................................................................................     $3,265,267
                                                                                                                       ==========

Net Increase in Net Assets from Operations........................................................................     $9,040,916
                                                                                                                       ==========

Statement of Changes in Net Assets
                                                                                                    Year Ended         Year Ended
                                                                                                 October 31, 1997   October 31, 1996
                                                                                                 ----------------   ----------------

From Investment Activities:
Operations:
Net Investment Income..........................................................................    $  5,775,649       $  6,220,668
Net Realized Gain..............................................................................         929,511            350,316
Net Unrealized Appreciation During the Period..................................................       2,335,756            491,252
                                                                                                   ------------       ------------

Change in Net Assets from Operations...........................................................       9,040,916          7,062,236
                                                                                                   ------------       ------------

Distributions from Net Investment Income.......................................................      (5,569,383)        (6,299,276)
Distributions from Net Realized Gain...........................................................        (322,924)          (373,830)
                                                                                                   ------------       ------------

  Total Distributions..........................................................................      (5,892,307)        (6,673,106)
                                                                                                   ------------       ------------

Net Change in Net Assets from Investment Activities............................................       3,148,609            389,130
                                                                                                   ------------       ------------

From Capital Transactions:
Proceeds from Shares Sold......................................................................      22,216,810         29,491,790
Net Assets Value of Shares Issued Through Dividend Reinvestment................................       5,060,897          5,768,806
Cost of Shares Repurchased.....................................................................     (36,189,108)       (33,307,016)
                                                                                                   ------------       ------------

Net Change in Net Assets from Capital Transactions.............................................      (8,911,401)         1,953,580
                                                                                                   ------------       ------------

Total Increase/Decrease in Net Assets..........................................................      (5,762,792)         2,342,710
Net Assets:
Beginning of the Period........................................................................     121,465,630        119,122,920
                                                                                                   ------------       ------------

End of the Period (Including accumulated undistributed net investment income of
    $295,311 and $89,045, respectively)........................................................    $115,702,838       $121,465,630
                                                                                                   ============       ============

See Notes to Financial Statements

Municipal Bond Fund                                         Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                    Year Ended October 31
                                                                        ---------------------------------------------
Class 1 Shares                                                             1997      1996     1995      1994     1993
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............................  $13.829   $ 13.77   $12.89   $ 14.07   $13.03
                                                                        -------   -------   ------   -------   ------
  Net Investment Income...............................................     .691      .704      .74       .71     .728
  Net Realized and Unrealized Gain/Loss...............................     .390      .111     .867    (1.182)   1.038
                                                                        -------   -------   ------   -------   ------
  Total from Investment Operations....................................    1.081      .815    1.607     (.472)   1.766
                                                                        -------   -------   ------   -------   ------
Less:
    Distributions from and in Excess of Net
     Investments Income...............................................     .662      .713     .727      .708     .726
    Distributions from and in Excess of Net
     Realized Gain....................................................     .038      .043     .000      .000     .000
                                                                        -------   -------   ------   -------   ------
Total Distributions...................................................     .700      .756     .727      .708     .726
                                                                        -------   -------   ------   -------   ------
Net Asset Value, End of the Period....................................  $14.210   $13.829   $13.77   $ 12.89   $14.07
                                                                        =======   =======   ======   =======   ======
Total Return (a)......................................................     8.04%     6.09%   12.72%    (3.38%)  13.84%
Net Assets at End of the Period (In millions).........................  $ 104.1   $ 118.7   $119.1   $ 112.1   $ 95.9
Ratio of Expenses to Average Net Assets...............................      .98%     1.05%     .96%      .99%     .96%
Ratio of Net Investment Income to Average
 Net Assets...........................................................     4.93%     5.13%    5.58%     5.27%    5.29%
Portfolio Turnover....................................................       50%       80%      49%        4%       4%
---------------------------------------------------------------------------------------------------------------------

                                                       Class A Shares                         Class B Shares
                                                  Year Ended      Period Ended          Year Ended        Period Ended
                                            ----------------------------------    -------------------------------------
                                            October 31, 1997  October 31, 1996(b) October 31, 1997  October 31, 1996(b)
                                            ---------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..           $13.827             $13.780           $13.822              $13.780
                                                     -------             -------           -------              -------
  Net Investment Income...................              .652                .106              .542                 .091
  Net Realized and Unrealized
    Gain..................................              .396                .045              .395                 .038
                                                     -------             -------           -------              -------
Total from Investment Operations..........             1.048                .151              .937                 .129
                                                     -------             -------           -------              -------
Less:
    Distributions from and in Excess of
     Net Investments Income...............              .627                .104              .524                 .087
    Distributions from Net Realized Gains.              .038                .000              .038                 .000
                                                     -------             -------           -------              -------
Total Distributions.......................              .665                .104              .562                 .087
                                                     -------             -------           -------              -------
Net Asset Value, End of the Period........           $14.210             $13.827           $14.197              $13.822
                                                     =======             =======           =======              =======
Total Return (a)..........................              7.77%               1.12%*            6.98%                 .93%*
Net Assets at End of the Period
 (In millions)............................           $   8.8             $   2.1           $   2.8              $   0.7
Ratio of Expenses to Average Net Assets...              1.19%               1.30%             1.94%                2.05%
Ratio of Net Investment Income to Average
 Net Assets...............................              4.79%               4.82%             4.04%                4.06%
Portfolio Turnover........................                50%                 80%               50%                  80%

*   Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Class A and Class B shares commenced distribution on August 18, 1996.

See Notes to Financial Statements

Notes to Financial Statements
October 31, 1997


Note 1--Significant Accounting Policies

Common Sense Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of seven funds: Emerging Growth Fund ("Emerging Growth"), Government Fund ("Government"), Growth Fund ("Growth"), Growth and Income Fund ("Growth and Income"), International Equity Fund ("International Equity"), Money Market Fund ("Money Market") and Municipal Bond Fund ("Municipal Bond") (collectively the "Funds"). Each Fund is accounted for as a separate entity and currently offers three classes of shares, Class 1, Class A and Class B.

     The investment goals of each Fund are as follows: Emerging Growth seeks capital appreciation by primarily investing in common stock of small and medium-sized companies. Government seeks high current return consistent with preservation of capital by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Growth seeks capital appreciation by investing in common stocks. Growth & Income seeks reasonable growth and income by primarily investing in equity securities that provide dividend income and securities that are convertible into common or preferred stocks. International Equity seeks growth and income by investing at least 65% of its assets in non-United States equity securities. Money Market seeks protection of capital and income through investments in short-term money market instruments. Municipal Bond seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts may differ from the estimates.

A.   Security Valuations

     Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations. Unlisted securities and listed securities for which the last sales price is not available are valued at the last bid price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost.

     Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

     Municipal Bond investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 10.4% of Municipal Bond's investment portfolio. Issuers of certain securities owned by Municipal Bond have obtained insurance guaranteeing their timely payment of principal at maturity and interest. The insurance reduces financial risk but not market risk of these securities.

B.   Security Transactions

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Government and Municipal Bond may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Government and Municipal Bond will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

     The Funds may invest in repurchase agreements which are short-term investments in which a Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Each Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along

October 31, 1997

     with certain other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. Each Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due each Fund.

C.   Investment Income

     Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Issuers of Payment-in-Kind securities may make dividend or interest payments by issuing additional stocks or bonds in lieu of cash payments. Original issue discount is amortized over the expected life of each applicable security. With the exception of Money Market and Municipal Bond, premiums on debt securities are not amortized.

     Under the applicable foreign tax laws, a tax may be imposed on interest, dividends, and realized gains generated from foreign investments. Such taxes are generally reflected on the Statement of Operations as a reduction of the related income or gains.

D.   Organizational Costs

     Emerging Growth and International Equity have reimbursed PFS Distributors or its affiliates (collectively "PFS") for costs incurred in connection with each Fund's organization in the amount of $20,906 per Fund. These costs for Emerging Growth and International Equity are being amortized on a straight line basis over the 60 month period ending February, 2000 and March, 2000, respectively. The Adviser has agreed that in the event any of the initial shares of these Funds originally purchased by Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") are redeemed during the amortization period, these Funds will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E.   Federal Income Taxes

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     Each Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future capital gains realized by such Fund. The following table presents the realized capital loss carryforward at October 31, 1997, along with its expiration period.

                                       Emerging                              Growth       International      Money     Municipal
                                         Growth     Government   Growth    and Income        Equity          Market      Bond
                                       --------     ----------   ------    ----------     -------------    ----------  ---------
Realized capital loss
carryforward                                -0-    $35,228,075      -0-           -0-          $910,647    $    4,809        -0-
Expiration dates of capital loss
carryforward                                 --      2002-2005       --            --              2004     2002-2005         --

At October 31, 1997, for federal income tax purposes, cost of long- and short-term investments, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation, and the net unrealized appreciation/depreciation for each Fund are as follows:

                               Emerging                                      Growth      International     Money      Municipal
                                Growth      Government       Growth        and Income        Equity       Market         Bond
                             ------------  ------------  --------------  --------------  -------------  -----------  ------------
Identified Cost              $145,747,399  $255,824,030  $3,140,215,931  $1,066,847,025    $26,764,530  $59,996,760  $106,964,600
Gross Unrealized
Appreciation                   44,663,206     7,931,173     771,371,645     241,335,184      7,937,191          -0-     8,365,945
Gross Unrealized
Depreciation                    4,514,559       540,843      65,805,002      30,916,990      1,559,170          -0-           -0-
Net Unrealized Appreciation    40,148,647     7,390,330     705,566,643     210,418,194      6,378,021          -0-     8,365,945


 October 31, 1997

F. Distribution of Income and Gains

   Government, Money Market and Municipal Bond declare dividends from net investment income on each business day. Growth and Income declares dividends quarterly. Emerging Growth, Growth and International Equity declare dividends annually. Dividends and distributions to shareholders are recorded on the record date. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

   For the year ended October 31, 1997, distributions were as follows:

                           Emerging                              Growth       International    Money     Municipal
                            Growth   Government     Growth      and Income        Equity       Market      Bond
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
   Distributions From
   and in Excess of
   Net Investment Income:
   Class 1                 $    -0-  $17,132,863  $ 29,480,834  $ 16,077,880  $         -0-  $2,556,414  $5,267,861
   Class A                      -0-      779,374       482,315       706,960            -0-     180,211     240,492
   Class B                      -0-      729,319       465,733       425,939            -0-       5,860      61,030
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
    Total                  $    -0-  $18,641,556  $ 30,428,882  $ 17,210,779  $         -0-  $2,742,485  $5,569,383
                           ========  ===========  ============  ============  =============  ==========  ==========
   Distributions From
   Net Realized Gain:
   Class 1                 $    -0-  $       -0-  $224,652,726  $112,127,401  $         -0-  $      -0-  $  312,015
   Class A                      -0-          -0-     4,062,147     4,331,457            -0-         -0-       8,242
   Class B                      -0-          -0-     5,837,891     6,573,467            -0-         -0-       2,667
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
   Total                   $    -0-  $       -0-  $234,552,764  $123,032,325  $         -0-  $      -0-  $  322,924
                           ========  ===========  ============  ============  =============  ==========  ==========

   For the year ended October 31, 1996, distributions were as follows:

                           Emerging                              Growth       International    Money     Municipal
                            Growth   Government     Growth      and Income        Equity       Market      Bond
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
   Distributions From
   and in Excess of
   Net Investment Income:
   Class 1                 $    -0-  $21,453,795  $ 27,245,960  $ 17,403,926  $         -0-  $2,758,939  $6,288,593
   Class A                      -0-      153,693           -0-       103,649            -0-       2,375       7,781
   Class B                      -0-      174,701           -0-       121,982            -0-          23       2,902
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
   Total                   $    -0-  $21,782,189  $ 27,245,960  $ 17,629,557  $         -0-  $2,761,337  $6,299,276
                           ========  ===========  ============  ============  =============  ==========  ==========

   Distributions From
   Net Realized Gain:
   Class 1                 $    -0-  $       -0-  $358,762,393  $ 85,264,726  $         -0-  $      -0-  $  373,830
   Class A                      -0-          -0-           -0-           -0-            -0-         -0-         -0-
   Class B                      -0-          -0-           -0-           -0-            -0-         -0-         -0-
                           --------  -----------  ------------  ------------  -------------  ----------  ----------
   Total                   $    -0-  $       -0-  $358,762,393  $ 85,264,726  $         -0-  $      -0-  $  373,830
                           ========  ===========  ============  ============  =============  ==========  ==========

 October 31, 1997


   Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the following permanent differences between book and tax basis reporting for the 1997 fiscal year have been identified and appropriately reclassified.

                               Emerging                           Growth     International   Money    Municipal
                                Growth    Government   Growth   and Income       Equity      Market     Bond
                               --------   ----------   ------   ----------   -------------   ------   ---------
Accumulated Undistributed
Net Investment
Income: (a,b,c)              $1,713,650     $ 83,685     $-0-         $-0-       $ 507,459     $-0-        $-0-
Accumulated Net Realized
Gain/Loss: (b,c)                    -0-      (83,685)     -0-          -0-          20,004      -0-         -0-
Capital (a,b,c)
  Class 1                          (932)         -0-      -0-          -0-         (18,461)     -0-         -0-
  Class A                      (791,228)         -0-      -0-          -0-        (284,830)     -0-         -0-
  Class B                      (921,490)         -0-      -0-          -0-        (224,172)     -0-         -0-

(a) For federal income tax purposes, net operating losses may not be used to offset income generated in future tax years, therefore, these losses have been reclassified from accumulated net investment income to capital.

(b) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

G.  Foreign Currency Translation

    The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H.  Private Placements

    A Fund may own securities purchased in private placement transactions, which have not been registered under the Securities Act of 1933. Such securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering after they have been registered under the Securities Act of 1933. The issuers of privately placed debt securities held by a Fund generally have agreed to register the securities within specified time periods or increase the interest paid on such securities.

October 31, 1997

Note 2--Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee, payable monthly, based on the average daily net assets of the Fund as follows:


    Emerging Growth,
       Growth and
   Growth and Income             Government              Municipal Bond              Money Market
------------------------  ------------------------  ------------------------   ------------------------
  Average Daily   Annual   Average Daily    Annual   Average Daily    Annual    Average Daily    Annual
   Net Assets      Rate      Net Assets      Rate      Net Assets      Rate       Net Assets      Rate
---------------  ------   ----------------  ------  ----------------  ------   ----------------  ------
First $1 billion   .65%   First $1 billion   .60%   First $1 billion   .60%    First $2 billion   .50%
Next $1 billion    .60%   Next $1 billion    .55%   Next $1 billion    .55%    Next $2 billion   .475%
Next $1 billion    .55%   Next $1 billion    .50%   Next $1 billion    .50%    Over $4 billion    .45%
Next $1 billion    .50%   Next $1 billion    .45%   Over $3 billion    .45%
Over $4 billion    .45%   Next $1 billion    .40%
                          Over $5 billion    .35%

The Adviser has entered into a subadvisory agreement with Smith Barney Mutual Funds Management, Inc. (the "Subadviser"), who provides advisory services to International Equity and the Adviser with respect to its investments in foreign securities. Advisory fees for International Equity are calculated monthly, based on the average daily net assets of the Fund at the annual rate of 1.00%. The Adviser pays 50% of its advisory fee to the Subadviser.

The Adviser has voluntarily elected to reimburse Money Market for any ordinary business expenses in excess of 1.00% of its average daily net assets. The Adviser may modify or terminate this election at any time without prior notice. During the period, the adviser waived advisory fees of $305,876 and reimbursed other expenses of $201,531.

The Adviser has agreed that it will reimburse the Funds for any expenses (including the advisory fee, but excluding interest, brokerage commissions, distribution and service fees, and other extraordinary expenses) in excess of 2.5% of the Funds's average daily net assets up to $30 million, 2.0% of the next $70 million of such net assets and 1.5% of the Fund's net assets in excess of $100 million. The Adviser and, in the case of International Equity, the Subadviser may, from time to time, agree to waive their respective investment advisory fees or any portion thereof or elect to reimburse a Fund for ordinary business expenses in excess of an agreed upon amount.

Amounts paid by the Trust to affiliates during the period were as follows:

                                 Emerging                            Growth    International   Money    Municipal
                                  Growth   Government   Growth     and Income     Equity       Market     Bond
                                 --------  ----------  ---------   ----------  -------------  --------  ---------
Accounting services............  $ 37,198   $ 55,786   $ 420,043    $ 161,748     $ 21,601    $ 28,174  $ 39,999
Shareholder servicing fees.....   715,736    408,004   6,649,936    1,709,153      112,857     457,873   173,978

For the year ended October 31, 1997, the Funds incurred expenses as shown in the table above representing VKAC'S cost of providing accounting and cash management services to the Funds. These services are provided by VKAC at cost.

PFS Shareholder Services ("PFSS"), an affiliate of the Distributor, serves as the shareholder servicing agent for the Funds. For the year ended October 31, 1997, the Funds incurred expenses as shown in the preceding table, representing PFSS' cost of providing transfer agency and shareholder services plus a profit.

PFS Distributors (the "Distributor"), a wholly owned subsidiary of Travelers Group, Inc., serves as distributor of the Fund's shares. The Distributor has an exclusive selling agreement with PFS Investments Inc. to sell shares of the Trust. During the period, the Trust paid brokerage commissions of approximately $47,500 to companies which are deemed affiliates of the Distributor's parent because it owns more than 5% of the companies' outstanding voting securities.

Certain officers and trustees of the Funds are also officers and directors of PFS and VKAC. The Funds do not compensate their officers or trustees who are officers of PFS and VKAC.

October 31, 1997

The Trustees of the Trust instituted a Retirement Plan (the "Plan"), effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Trust's general account. The Trust will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

Note 3-Capital Transactions

The Funds have three classes of shares of beneficial interest, Classes 1, A and B, each with a par value of $.01 per share. There are an unlimited number of shares authorized.

For the year ended October 31, 1997, share transactions were as follows:

                      Emerging                                   Growth     International       Money       Municipal
                       Growth      Government      Growth      and Income       Equity          Market        Bond
                     ----------   -----------   -----------   -----------   -------------   ------------   ----------
Sales
Class 1.............    251,646     1,205,980    10,880,085     3,488,655          83,388     56,118,841      835,266
Class A.............  2,551,721       693,337     2,879,483     2,492,244         453,796     13,489,220      589,115
Class B.............  2,002,340       289,459     2,294,738     2,229,471         382,972        622,707      176,471
                     ----------   -----------   -----------   -----------   -------------   ------------   ----------
Total Sales.........  4,805,707     2,188,776    16,054,306     8,210,370         920,156     70,230,768    1,600,852
                     ==========   ===========   ===========   ===========   =============   ============   ==========

Dividend
Reinvestment
Class 1.............        -0-     1,415,924    14,808,162     7,431,728             -0-      2,509,452      343,915
Class A.............        -0-        72,004       265,659       291,090             -0-        177,944       15,254
Class B.............        -0-        68,294       368,874       411,475             -0-          5,359        4,446
                     ----------   -----------   -----------   -----------   -------------   ------------   ----------
Total Dividend
Reinvestment........        -0-     1,556,222    15,442,695     8,134,293             -0-      2,692,755      363,615
                     ==========   ===========   ===========   ===========   =============   ============   ==========

Repurchases
Class 1.............    (13,719)   (7,497,352)  (23,492,980)   (8,410,702)         (2,656)   (65,551,045)  (2,433,057)
Class A.............   (768,249)     (554,785)     (696,268)     (605,697)       (166,953)    (6,999,969)    (142,483)
Class B.............   (448,622)     (518,360)     (715,979)     (566,087)        (92,709)      (367,021)     (29,641)
                     ----------   -----------   -----------   -----------   -------------   ------------   ----------
Total Repurchases... (1,230,590)   (8,570,497)  (24,905,227)   (9,582,486)       (262,318)   (72,918,035)  (2,605,181)
                     ==========   ===========   ===========   ===========   =============   ============   ==========

October 31, 1997

For the year ended October 31, 1996, share transactions were as follows:

                        Emerging                                         Growth       International     Money        Municipal
                         Growth       Government        Growth         and Income        Equity         Market          Bond
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Sales
Class 1............         38,105      2,871,610       16,457,335        5,320,300           9,813    67,367,316      1,942,660
Class A............      2,000,873      1,149,244        2,868,484        1,861,875         396,481       797,434        153,756
Class B............      1,592,107      1,410,035        4,253,128        2,953,516         335,699        13,631         47,012
                      ------------   ------------   --------------    -------------   -------------  ------------   ------------
Total Sales........      3,631,085      5,430,889       23,578,947       10,135,691         741,993    68,178,381      2,143,428
                      ============   ============   ==============    =============   =============  ============   ============
Dividend
Reinvestment
Class 1............            -0-      1,767,746       24,543,242        6,129,820             -0-     2,712,773        418,529
Class A............            -0-         14,411              -0-            5,681             -0-         2,375            561
Class B............            -0-         16,399              -0-            6,789             -0-            23            210
                      ------------   ------------   --------------    -------------   -------------  ------------   ------------
Total Dividend
Reinvestment.......            -0-      1,798,556       24,543,242        6,142,290             -0-     2,715,171        419,300
                      ============   ============   ==============    =============   =============  ============   ============
Repurchases
Class 1............            -0-     (7,862,750)     (23,362,241)      (8,236,939)            -0-   (70,471,885)    (2,428,730)
Class A............       (283,852)       (95,253)        (124,234)         (73,103)       (243,560)      (70,999)          (375)
Class B............       (178,667)       (96,131)        (117,684)         (81,341)        (43,903)          -0-            (11)
                      ------------   ------------   --------------    -------------   -------------  ------------   ------------
Total Repurchases..       (462,519)    (8,054,134)     (23,604,159)      (8,391,383)       (287,463)  (70,542,884)    (2,429,116)
                      ============   ============   ==============    =============   =============  ============   ============

For the year ended October 31, 1997, capital transactions were as follows:

                        Emerging                                         Growth       International     Money        Municipal
                         Growth       Government        Growth         and Income        Equity         Market          Bond
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Sales
Class 1............   $  4,839,858   $ 12,458,874   $  206,496,699   $  65,290,895    $   1,478,581  $ 56,118,841   $ 11,582,065
Class A............     49,413,474      7,167,186       55,660,699      47,330,942        7,942,743    13,489,220      8,177,333
Class B............     38,402,545      2,996,385       43,959,246      42,178,551        6,657,335       622,707      2,457,412
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Total Sales........   $ 92,655,877   $ 22,622,445   $  306,116,644   $ 154,800,388    $  16,078,659  $ 70,230,768   $ 22,216,810
                      ============   ============   ==============   =============    =============  ============   ============

Dividend
Reinvestment
Class 1............   $        -0-   $ 14,649,052   $  252,629,466   $ 126,213,231    $         -0-  $  2,509,452   $  4,785,894
Class A............            -0-        745,086        4,532,135       4,961,135              -0-       177,944        212,974
Class B............            -0-        706,135        6,289,301       6,954,231              -0-         5,359         62,029
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Total Dividend
Reinvestment.......   $        -0-   $ 16,100,273   $  263,450,902   $ 138,128,597    $         -0-  $  2,962,755   $  5,060,897
                      ============   ============   ==============   =============    =============  ============   ============
Repurchases
Class 1............   $   (276,562)  $(77,332,161)  $ (448,115,560)  $(158,272,168)   $     (46,769) $(65,551,044)  $(33,796,634)
Class A............    (15,221,200)    (5,718,500)     (13,510,527)    (11,511,567)      (2,982,586)   (6,999,969)    (1,981,903)
Class B............     (8,801,605)    (5,349,840)     (13,728,992)    (10,741,087)      (1,615,852)     (367,022)      (410,571)
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Total Repurchases..   $(24,299,367)  $(88,400,501)  $ (475,355,079)  $(180,524,822)   $  (4,645,207) $(72,918,035)  $(36,189,108)
                      ============   ============   ==============   =============    =============  ============   ============
Ending Capital
Class 1............   $  5,286,680   $268,701,424   $2,250,171,831   $ 704,924,274    $   1,575,846  $ 52,989,206   $ 94,821,197
Class A............     77,118,717     13,277,543       89,027,244      69,347,170       13,239,185     7,396,005      8,520,311
Class B............     61,993,193     12,249,362      100,022,921      84,450,000       11,852,415       274,698      2,751,796
                      ------------   ------------   --------------   -------------    -------------  ------------   ------------
Total Capital......   $144,398,590   $294,228,329   $2,439,221,996   $ 858,721,444    $  26,667,446  $ 60,659,909   $106,093,304
                      ============   ============   ==============   =============    =============  ============   ============

October 31, 1997

For the year ended October 31, 1996, capital transactions were as follows:

                           Emerging                                        Growth       International      Money        Municipal
                            Growth       Government        Growth        and Income        Equity          Market          Bond
                         ------------   ------------   --------------   -------------   -------------   ------------   ------------
Sales
Class 1................. $    724,896   $ 30,153,836   $  276,405,770   $  91,685,267     $   163,259   $ 67,367,316   $ 26,742,300
Class A.................   34,657,451     11,822,387       44,341,185      29,746,398       6,181,070        797,434      2,109,316
Class B.................   26,926,301     14,598,261       65,291,032      47,348,206       5,168,282         13,631        640,174
                         ------------   ------------   --------------   -------------     -----------   ------------   ------------
Total Sales............. $ 62,308,648   $ 56,574,484   $  386,037,987   $ 168,779,871     $11,512,611   $ 68,178,381   $ 29,491,790
                         ============   ============   ==============   =============     ===========   ============   ============

Dividend
Reinvestment
Class 1................. $        -0-   $ 18,444,465   $  383,855,779   $ 101,050,427     $       -0-   $  2,712,773   $  5,758,155
Class A.................          -0-        148,139              -0-         101,172             -0-          2,375          7,749
Class B.................          -0-        168,546              -0-         120,825             -0-             23          2,902
                         ------------   ------------   --------------   -------------     -----------   ------------   ------------
Total Dividend
Reinvestment............ $        -0-   $ 18,761,150   $  383,855,779   $ 101,272,424     $       -0-   $  2,715,171   $  5,768,806
                         ============   ============   ==============   =============     ===========   ============   ============

Repurchases
Class 1................. $        -0-   $(81,974,033)  $ (392,656,318)  $(142,390,951)    $       -0-   $(70,471,885)  $(33,301,708)
Class A.................   (4,998,044)      (977,331)      (2,155,576)     (1,300,278)     (3,522,695)       (70,999)        (5,158)
Class B.................   (3,094,195)      (982,903)      (2,036,872)     (1,441,770)       (690,155)           -0-           (150)
                         ------------   ------------   --------------   -------------     -----------   ------------   ------------
Total Repurchases....... $ (8,092,239)  $(83,934,267)  $ (396,848,766)  $(145,132,999)    $(4,212,850)  $(70,542,884)  $(33,307,016)
                         ============   ============   ==============   =============     ===========   ============   ============

Ending Capital
Class 1................. $    724,316   $318,925,659   $2,239,161,226   $ 671,692,316     $   162,496   $ 59,911,957   $112,249,872
Class A.................   43,717,671     11,083,771       42,344,937      28,566,660       8,563,858        728,810      2,111,907
Class B.................   33,313,743     13,896,682       63,503,366      46,058,305       7,035,103         13,654        642,926
                         ------------   ------------   --------------   -------------     -----------   ------------   ------------
Total Capital........... $ 77,755,730   $343,906,112   $2,345,009,529   $ 746,317,281     $15,761,457   $ 60,654,421   $115,004,705
                         ============   ============   ==============   =============     ===========   ============   ============

Class B shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC).

The CDSC will be imposed on most redemptions made within five years of the purchase as detailed in the following schedule. Class B shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                 Emerging Growth, Growth,
Class B Share Contingent Deferred Sales Charge                        Growth and Income &       Government &
Year of Redemption                                                   International Equity     Municipal Bond
------------------------------------------------------------------------------------------------------------
First    ......................................................                     5.00%              4.00%
Second   ......................................................                     4.00%              4.00%
Third    ......................................................                     3.00%              3.00%
Fourth   ......................................................                     2.50%              2.50%
Fifth    ......................................................                     1.50%              1.50%
Sixth and Thereafter...........................................                     None               None

For the year ended October 31, 1997, PFS, as distributor for the Funds, received commissions on sales of the Funds' Class 1 and Class A shares of approximately $4,086,600 and CDSC on redeemed shares of approximately $1,069,500. Sales charges do not represent expenses of the Funds.

October 31, 1997


Note 4--Investment Transactions
During the period, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and forward purchase commitments, were:

                                Emerging                                      Growth      International   Municipal
                                 Growth      Government       Growth        and Income       Equity         Bond
                              ------------  ------------  --------------  --------------  -------------  -----------
Purchases..................   $185,925,721  $291,270,718  $5,344,669,925  $1,027,741,567    $26,482,820  $57,840,453
Sales......................    123,789,404   346,788,600   5,341,172,972   1,096,910,907     14,920,934   63,369,355

Note 5--Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Funds have a variety of reasons to use derivative instruments, such as to attempt to protect the Funds against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Funds' portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

Summarized below are the specific types of derivative financial instruments used by the Funds.

A.  Option Contracts
    An option contract gives the buyer the right, but not the obligation to buy
    (call) or sell (put) an underlying item at a fixed exercise price during a specified period. Municipal Bond generally invests in options on U.S. Treasury bonds which are generally used to manage the portfolioOs effective maturity and duration.

    Transactions in options for Municipal Bond for the year ended October 31, 1997, were as follows:

                                                                            Contracts    Premium
                                                                            ---------   ---------
Outstanding at October 31, 1996..........................................          17   $ (32,012)
Options Written and Purchased (Net)......................................       1,881    (205,192)
Options Expired..........................................................        (961)    243,050
Options Terminated in Closing Transactions (Net).........................        (787)     37,475
                                                                            ---------   ---------
Outstanding at October 31, 1997..........................................         150   $  43,321
                                                                            =========   =========

    The related futures contracts of the outstanding option transactions for Municipal Bond as of October 31, 1997, and the description and market value are as follows:

                                                                                                                Market
                                                                                            Exp. Month/       Value of
                                                                         Contracts       Exercise Price        Options
----------------------------------------------------------------------------------------------------------------------
Municipal Bond Index Futures December 1997--Written Puts
(Current Notional Value of $118,469 per contract)......................        150            Dec / 115        $16,406
                                                                                                               =======

 October 31, 1997

B. Futures Contracts

   A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. Government generally invests in exchange traded futures on U.S. Treasury bonds and notes which are typically used to manage the portfolio's effective maturity and duration. Growth and Growth and Income generally invest in futures on the S&P 500 Index as a substitute for purchasing or selling specific securities. Upon entering into futures contracts, the Funds maintain, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

   For the year ended October 31, 1997, futures transactions were as follows:


                                      Emerging                          Growth and    Municipal
                                        Growth   Government   Growth        Income         Bond
-----------------------------------------------------------------------------------------------
Outstanding at October 31, 1996.....       -0-          605      280            95          -0-
Futures Opened......................        78        6,110    3,935           340           62
Futures Closed......................       (78)      (6,167)  (4,215)         (330)         (30)
                                          ----       ------   ------          ----          ---
Outstanding at October 31, 1997.....       -0-          548        0           105           32
                                          ====       ======   ======          ====          ===


   The futures contracts outstanding as of October 31, 1997, and the descriptions and unrealized appreciation/ depreciation are as follows:

                                                                                                                     Unrealized
                                                                                                                  Appreciation/
                                                                                                      Contracts    Depreciation
-------------------------------------------------------------------------------------------------------------------------------
Government
Long Contracts:
  U.S. Treasury Bond Futures December 1997 (Current Notional Value of $118,469 per contract).............   397      $2,036,318
  Five-year U.S. Treasury Note Futures December 1997 (Current Notional Value of $108,406 per contract)...    20          42,873
  Ten-year U.S. Treasury Note Futures December 1997 (Current Notional Value of $111,750 per contract)....   131         319,602
                                                                                                            ---     -----------
    Total Government.....................................................................................   548     $ 2,398,793
                                                                                                            ===     ===========
Growth and Income
Long Contracts:
  S&P 500 Index Futures December 1997 (Current Notional Value of $462,000 per contract)..................   105     $(1,412,063)
                                                                                                            ===     ===========
Municipal Bond
Long Contracts:
  U.S. Treasury Bond Futures December 1997 (Current Notional Value of $118,469 per contract).............    32     $    83,804
                                                                                                            ===     ===========

October 31, 1997

C. Forward Commitments

   The Government Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/ depreciation. The following forward commitments were outstanding as of October 31, 1997:


Par Amount                                                                                 Current      Unrealized
  (000)             Description                                                              Value    Depreciation
------------------------------------------------------------------------------------------------------------------
Short Contracts:
$12,000        Government National Mortgage Association, 7.50%......................  $12,256,920        $  5,670
 12,000        Government National Mortgage Association, 30-Year, 7.50%.............   12,270,000          60,000
 12,000        Government National Mortgage Association, 8.00%......................   12,450,000          45,000
                                                                                                         --------
                                                                                                         $110,670
                                                                                                         ========

D. Forward Currency Contracts

   The International Equity Fund invests in forward currency contracts generally as a hedge against currency fluctuations. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss.

Note 6--Distribution and Service Plans

The Funds and their shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of such Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

Annual fees under the Plans of up to .25% (.10% for Money Market) of Class A net assets and 1.00% (.75% for Money Market) of Class B net assets are accrued daily.

Note 7--Subsequent Events

On August 25, 1997, VKAC entered into an agreement for the sale and assignment of the Trust's Investment Advisory Agreements to Smith Barney Mutual Funds Management Inc. (SBMFM) which is expected to be completed on or about December 31, 1997. This assignment will result in the automatic termination of the current Investment Advisory Agreements. Subject to shareholder approval at the December 18, 1997 meeting, new Investment Advisory Agreements between the Trust and SBMFM will commence upon the date of such assignment. Under the terms of the new Investment Advisory Agreements, SBMFM will provide investment advice and facilities to the Trust for an annual fee which is the same as the annual fee under the current Investment Advisory Agreements with VKAC.

The Board of Trustees has approved the sale of the Money Market Fund's assets and liabilities to the Smith Barney Money Funds, Inc.--Cash Portfolio (the "SB--Cash Portfolio"). This transaction, subject to approval by the Money Market Fund's shareholders, is expected to be completed in December 1997. As a result of this transaction, Money Market Fund shareholders of all classes will receive Class A shares of the SB--Cash Portfolio equal in value to their net assets.

 Fund Performance Data

 Each of the graphs below shows the total return performance of a different Common Sense Fund compared to a benchmark index. While the Securities and Exchange Commission requires that we provide this comparison, it may not be meaningful in evaluating your fund's performance against its specific objectives and your time frame. The indexes do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. All sales charges and all other fees and expenses are reflected in the performance shown for Class 1 or Class A shares of each Common Sense Fund at maximum offering price. In addition, since investors purchase shares of the Funds with varying sales charges depending primarily on volume purchased, each Fund's performance at net asset value also is shown. The performance of the other classes of shares of each Fund will differ from that of the class shown because of the difference in sales charges and/or expenses paid by shareholders investing in the various classes of shares of the Fund. Performance is noted for either Class 1 or Class A, depending upon which class of shares has the longest performance.

   For details on market conditions and each fund's performance during the reporting period, see pages 3 through 9 of this report.


                      Comparison of $10,000 Investment in
                       Common Sense Emerging Growth Fund
                         vs. Russell 2000 Stock Index

                             [GRAPH APPEARS HERE]

-------------------------------------------------------------
Average Annual                                      Inception
Total Returns--Class A              1 Year          (2/21/95)
-------------------------------------------------------------
At Net Asset Value                  18.90%            26.19%
-------------------------------------------------------------
With maximum
5.50% sales charge                  12.37%            23.55%
-------------------------------------------------------------

                      Comparison of $10,000 Investment in
                       Common Sense Government Fund vs.
           Lehman Brothers Mutual Fund General U.S. Government Index

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------
Average Annual                                                    Inception
Total Returns--Class 1              1 Year         5 Years        (4/14/87)
----------------------------------------------------------------------------
At Net Asset Value                   8.56%          6.28%           7.64%
----------------------------------------------------------------------------
With maximum
6.75% sales charge                   1.26%          4.80%           6.93%
----------------------------------------------------------------------------

                       Comparison of $10,000 Investment in
                     Common Sense Growth Fund vs. S&P 500

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------
Average Annual                                                    Inception
Total Returns--Class 1              1 Year         5 Years        (4/14/87)
----------------------------------------------------------------------------
At Net Asset Value                  26.93%         17.09%          12.97%
----------------------------------------------------------------------------
With maximum
8.50% sales charge                  16.15%         15.03%          12.02%
----------------------------------------------------------------------------

                      Comparison of $10,000 Investment in
                 Common Sense Growth & Income Fund vs. S&P 500

                             [GRAPH APPEARS HERE]

----------------------------------------------------------------------------
Average Annual                                                    Inception
Total Returns--Class 1              1 Year         5 Years        (4/14/87)
----------------------------------------------------------------------------
At Net Asset Value                  27.35%         16.62%          12.37%
----------------------------------------------------------------------------
With maximum
8.50% sales charge                  16.54%         14.57%          11.43%
----------------------------------------------------------------------------

                      Comparison of $10,000 Investment in
                    Common Sense International Equity Fund
                  vs. Europe-Australasia-Far East Index & DV

                             [GRAPH APPEARS HERE]

-----------------------------------------------------
Average Annual                              Inception
Total Returns--Class A        1 Year        (3/17/95)
-----------------------------------------------------
At Net Asset Value            9.74%           17.31%
-----------------------------------------------------
With maximum
5.50% sales charge            3.72%           14.83%
-----------------------------------------------------

                      Comparison of $10,000 Investment in
                       Common Sense Municipal Bond Fund
                   vs. Lehman Brothers Municipal Bond Index

                             [GRAPH APPEARS HERE]

--------------------------------------------------------------------
Average Annual                                            Inception
Total Returns--Class 1        1 Year       5 Years        (7/13/88)
--------------------------------------------------------------------
At Net Asset Value            8.04%         7.28%           7.76%
--------------------------------------------------------------------
With maximum
4.75% sales charge            2.90%         6.24%           7.20%
--------------------------------------------------------------------

* Past performance is not indicative of future performance. The comparative indices used are broad-based, unmanaged indices of securities that do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.

Report of Independent Accountants


To the Shareholders and Board of Trustees of Common Sense Trust

     We have audited the accompanying statements of assets and liabilities (including the portfolio of investments) of Common Sense Growth Fund, Common Sense Growth and Income Fund, Common Sense Government Fund, Common Sense Municipal Bond Fund, Common Sense Money Market Fund, Common Sense Emerging Growth Fund, and Common Sense International Equity Fund (cumulatively the "Funds"), constituting the series of the Common Sense Trust (the "Trust"), as of October 31, 1997, and for each of the Funds, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds of the Common Sense Trust listed above at October 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods identified above, in conformity with generally accepted accounting principles.


ERNST & YOUNG LLP

Houston, Texas
November 14, 1997

Common Sense Trust




This Page Intentionally Left Blank

Common Sense Trust


Board of Trustees

Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Jeffrey B. Lane*
Alan G. Merten
Steven Muller
R. Richardson Pettit
Don G. Powell*--Chairman
Alan B. Shepard, Jr.

------------------------------------------------------

Officers

Don G. Powell*
  President and Chief Executive Officer

Dennis J. McDonnell*
  Executive Vice President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya Loden*
  Controller

Alan T. Sachtleben*
Paul R. Wolkenberg*
D. Richard Williams*
  Vice Presidents

------------------------------------------------------

Investment Adviser

Van Kampen American Capital Asset Management, Inc.
One Parkview Plaza, Oakbrook Terrace, IL 60181

------------------------------------------------------

Investment Subadviser (International Equity Fund)

Smith Barney Mutual Funds Management, Inc.
388 Greenwich Street, New York, New York 10013

------------------------------------------------------

Distributor

PFS Distributors
3100 Breckinridge Blvd., Duluth, Georgia 30199

------------------------------------------------------

Shareholder Service Agent

PFS Shareholder Services
3100 Breckinridge Blvd., Duluth, Georgia 30199

------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street, Boston, Massachusetts 02110

------------------------------------------------------

Legal Counsel

Sullivan & Worcester LLP
1025 Connecticut Avenue N.W., Washington, D.C. 20036

------------------------------------------------------

Independent Accountants

Ernst & Young LLP
1221 McKinney Street, Suite 2400, Houston, Texas 77010

------------------------------------------------------


------------------------------------------------------
This report is submitted for the general information
of the shareholders of the Trust. It is not authorized
for distribution to prospective investors unless it
has been preceded or is accompanied by an effective
prospectus of the Trust which contains additional
information on how to purchase shares, the sales
charge, and other pertinent data.
------------------------------------------------------

------------------------------------------------------
Shareholder inquiries should be directed in writing to
the Shareholder Service Agent. PFS Shareholder
Services, 3100 Breckinridge Blvd., Duluth, Georgia
30199-0062, or by calling (800) 544-5445.
------------------------------------------------------


* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

Common Sense Trust                                               ---------------
FAMILY OF FUNDS                                                     BULK RATE
                                                                  U.S. POSTAGE
PFS Shareholder Services                                              PAID
3120 Breckinridge Blvd.                                          Permit No. 3918
Duluth, Georgia 30099-0001                                         Atlanta, GA
                                                                 ---------------





                   If you have any questions, please contact one of our Client Services Representatives
                                 1-800-544-5445

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